   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 27, 1996


                                                      REGISTRATION NOS. 33-37879
                                                                        811-6220
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                 /X/
      POST-EFFECTIVE AMENDMENT NO. 12                                  /X/
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         /X/
      AMENDMENT NO. 13                                                 /X/


            VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (708) 684-6000



                             RONALD A. NYBERG, ESQ.

                   EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL
                                 AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPIES TO:


                             WAYNE W. WHALEN, ESQ.


                              THOMAS A. HALE, ESQ.


                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM


                             333 WEST WACKER DRIVE


                            CHICAGO, ILLINOIS 60606


                                 (312) 407-0700


                             ---------------------


Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.



It is proposed that this filing will become effective:


     / /  immediately upon filing pursuant to paragraph (b)


     /X/  on September 28, 1996 pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)(i)
     / /  on (date) pursuant to paragraph (a)(i)
     / /  75 days after filing pursuant to paragraph (a)(ii)
     / /  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                       DECLARATION PURSUANT TO RULE 24F-2



REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 AND INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A FORM 24F-2 FOR ITS FISCAL YEAR ENDING MAY 31, 1997 ON OR ABOUT JULY 30, 1997.



      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933 FOR


         VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND,


                           A SERIES OF THE REGISTRANT

--------------------------------------------------------------------------------


                                                                 PROPOSED MAXIMUM
                                AMOUNT        PROPOSED MAXIMUM      AGGREGATE
   TITLE OF SECURITY            BEING          OFFERING PRICE        OFFERING          AMOUNT OF
    BEING REGISTERED          REGISTERED        PER UNIT(1)          PRICE(2)       REGISTRATION FEE
------------------------   ----------------   ----------------   ----------------   ----------------
----------------------------------------------------------------------------------------------------
Common Shares of
  Beneficial Interest,
  par value $.01 per
  share.................   4,940,998 shares        $8.37             $289,995           $100.00


--------------------------------------------------------------------------------


(1) Based on the offering price $8.37 per share on September 20, 1996.



(2) This calculation is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. During the fiscal year ended May 31, 1996, 8,328,857 shares (2,290,621 Class A, 4,655,689 Class B and 1,382,547 Class C) were redeemed or repurchased. 3,422,506 of such redeemed or repurchased shares have been utilized for reductions prior to this time and 4,906,351 of such shares are being used for reduction at this time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

            VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST

                             CROSS REFERENCE SHEET


FORM N-1A ITEM PART A                                          PROSPECTUS CAPTION
                                                   -------------------------------------------
  1.  Cover Page.................................  Cover Page
  2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                     Expenses; Annual Fund Operating Expenses
                                                     and Example
  3.  Condensed Financial Information............  Financial Highlights
  4.  General Description of Registrant..........  The Trust; Investment Objective and
                                                   Policies; Investment Practices; Description
                                                     of Shares of the Trust
  5.  Management of the Fund.....................  The Trust; Investment Practices; Investment
                                                     Advisory Services; Inside Back Cover
  6.  Capital Stock and Other Securities.........  Alternative Sales Arrangements; The Trust;
                                                     Shareholder Services; Distribution and
                                                     Service Plans; Redemption of Shares;
                                                     Distributions from the Fund; Tax Status;
                                                     Description of Shares of the Fund; Inside
                                                     Back Cover
  7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                     Shares; Shareholder Services;
                                                     Distribution and Service Plans
  8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
  9.  Pending Legal Proceedings..................  Inapplicable



PART B                                             STATEMENT OF ADDITIONAL INFORMATION CAPTION
                                                   -------------------------------------------
 10.  Cover Page.................................  Cover Page
 11.  Table of Contents..........................  Table of Contents
 12.  General Information and History............  General Information
 13.  Investment Objectives and Policies.........  Investment Objective and Policies;
                                                   Investment Restrictions
 14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                     Investment Advisory Agreement
 15.  Control Persons and Principal Holders of
        Securities...............................  General Information; Trustees and Officers;
                                                     Investment Advisory Agreement
 16.  Investment Advisory and Other Services.....  Investment Advisory Agreement; Distributor;
                                                     Distribution and Service Plans; Transfer
                                                     Agent; Portfolio Transactions and
                                                     Brokerage; Other Information
 17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
 18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
 19.  Purchase, Redemption and Pricing of
        Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                   and Redemption of Shares; Alternative Sales
                                                     Arrangements; Exchange Privilege
 20.  Tax Status.................................  Dividends, Distributions and Federal Taxes
 21.  Underwriters...............................  Distributor
 22.  Calculation of Performance Data............  Fund Performance
 23.  Financial Statements.......................  Report of Independent Accountants;
                                                   Financial Statements; Notes to Financial
                                                     Statements
PART C


     Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                               GLOBAL EQUITY FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Global Equity Fund (the "Fund") is a professionally managed mutual fund. The Fund is a series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"). The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing in an internationally diversified portfolio of equity securities of companies located in any nation, including the United States. There is no assurance that the Fund will achieve its investment objective.



    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is
(800) 421-5666.

                             ---------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated September 28, 1996, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 772-8889.

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM

                               ------------------


                  THIS PROSPECTUS IS DATED SEPTEMBER 28, 1996.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Trust........................................................    9
Investment Objective and Policies................................    9
Investment Practices.............................................   13
Investment Advisory Services.....................................   18
Alternative Sales Arrangements...................................   20
Purchase of Shares...............................................   23
Shareholder Services.............................................   33
Redemption of Shares.............................................   37
Distribution and Service Plans...................................   41
Distributions from the Fund......................................   43
Tax Status.......................................................   43
Fund Performance.................................................   45
Description of Shares of the Fund................................   47
Additional Information...........................................   48


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital Global Equity Fund (the "Fund") is a diversified portfolio of Van Kampen American Capital World Portfolio Series Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.



MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek long-term growth of capital. There is no assurance that the Fund will achieve its objective. See "Investment Objective and Policies."



INVESTMENT POLICY. The Fund invests in an internationally diversified portfolio of equity securities of companies of any nation, including the United States. See "Investment Objective and Policies." Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Related Options."



INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."



RISK FACTORS. Investing in common stocks of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments. See "Investment Objective and Policies -- Risk Factors."



ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."



  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 5.00% of redemption proceeds on redemptions made within the first year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



  Class C Shares. Class C shares are offered at net asset value per share and are subject to a contingent deferred sales charge of 1.00% of redemption proceeds on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans." Class C shares convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



INVESTMENT ADVISERS. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser. John Govett & Co. Limited (the "Subadviser") provides sub-advisory services to the Adviser with respect to the Fund's investments in foreign securities.



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") is the distributor of the Fund's shares.



DISTRIBUTIONS FROM THE FUND. Dividends from net investment income and capital gains, if any, are distributed annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."



      The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------


                                   CLASS A       CLASS B         CLASS C
                                   SHARES        SHARES          SHARES
                                   -------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price).................  5.75%(1)      None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering price)...   None         None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)............   None(2)  Year 1--5.00%   Year 1--1.00%
                                              Year 2--4.00%    After--None
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed).............   None         None            None
Exchange fee......................   None         None            None


------------------------------------------------------------------------------
(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                            CLASS A    CLASS B    CLASS C
                                            SHARES     SHARES     SHARES
                                            -------    -------    -------
Management Fees (as a percentage of average
  daily net assets)........................  1.00%      1.00%      1.00%
12b-1 Fees(1) (as a percentage of average
  daily net assets)........................  0.25%      1.00%(2)   1.00%(2)
Other Expenses (as a percentage of average
  daily net assets)........................  0.97%      0.99%      1.00%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)..................................  2.22%      2.99%      3.00%


------------------------------------------------------------------------------

(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."



(2) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 2.22% for
 Class A shares, 2.99% for Class B shares
 and 3.00% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A...............................   $ 79    $123    $170    $298
    Class B...............................   $ 81    $124    $174    $313*
    Class C...............................   $ 41    $ 93    $158    $332
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................   $ 79    $123    $170    $298
    Class B...............................   $ 30    $ 92    $157    $313*
    Class C...............................   $ 30    $ 93    $158    $332


------------------------------------------------------------------------------

* Based on conversion to Class A shares after eight years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the Securities and Exchange Commission ("SEC") to utilize a 5% annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)

--------------------------------------------------------------------------------

  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified and is included in the Statement of Additional Information, which may be obtained by shareholders without charge by calling the telephone number on the cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                                                      CLASS B
                                                                                                                       SHARES
                                                                        CLASS A SHARES                               ----------
                                               -----------------------------------------------------------------
                                                                                                                     YEAR ENDED
                                                            YEAR ENDED MAY 31                  AUG. 5, 1991(1)         MAY 31
                                               -------------------------------------------            TO             ----------
                                                1996(2)    1995(2)      1994     1993(2)       MAY 31, 1992(2)        1996(2)
                                               ---------- ---------- ---------- ----------    ------------------     ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........  $11.79     $11.67     $10.76     $10.44              $9.33            $11.50
                                               ---------- ---------- ---------- ----------         ---------         ----------
INCOME FROM INVESTMENT OPERATIONS
 Investment income............................     .24        .23        .26        .235               .21               .23
 Expenses.....................................    (.28)      (.27)      (.32)      (.325)             (.185)            (.37)
 Expense reimbursement........................     --         --         --         .035              --                 --
                                               ---------- ---------- ---------- ----------         ---------         ----------
Net investment income (loss)..................    (.04)      (.04)      (.06)      (.055)              .025             (.14)
Net realized and unrealized gain on
 securities...................................    2.561       .42       1.0125      .7775             1.145             2.501
                                               ---------- ---------- ---------- ----------         ---------         ----------
Total from investment operations..............    2.521       .38        .9525      .7225             1.17              2.361
                                               ---------- ---------- ---------- ----------         ---------         ----------
LESS DISTRIBUTIONS FROM
 Net realized gain on securities..............    (.331)      --        (.0425)    (.4025)            (.06)             (.331)
 Excess of book-basis net realized gain on
   securities.................................     --        (.26)       --         --                --                 --
                                               ---------- ---------- ---------- ----------         ---------         ----------
Total distributions...........................    (.331)     (.26)      (.0425)    (.4025)            (.06)             (.331)
                                               ---------- ---------- ---------- ----------         ---------         ----------
Net asset value, end of period................  $13.98     $11.79     $11.67     $10.76             $10.44            $13.53
                                               ========== ========== ========== ==========         =========         ==========
TOTAL RETURN(3)...............................   21.85%      3.36%      9.17%      7.13%             12.56%            20.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).......... $106.7      $60.1      $41.8      $12.7               $8.4             $92.8
Average net assets (millions).................
Ratios to average net assets (annualized).....  $77.6      $54.5      $25.8       $9.2               $6.2             $75.6
 Expenses.....................................    2.22%      2.29%      2.46%      2.93%              2.07%             2.99%
 Expenses, without expense reimbursement......    2.23%       --         --        3.28%              --                2.99%
 Net investment income (loss).................    (.30%)     (.35%)     (.46%)     (.57%)              .29%            (1.11%)
 Net investment (loss), without expense
   reimbursement..............................    (.31%)      --         --        (.92%)             --               (1.11%)
Average commission rate per equity stock
 traded.......................................    $.02        --         --         --                --                $.02
Portfolio turnover rate.......................  94%       120%       116%       120%               135%                   94%


                                                                 CLASS B SHARES                                CLASS C SHARES(2)
                                                 ------------------------------------------------------     ----------------------
                                                         YEAR ENDED
                                                           MAY 31                     NOV. 15, 1991(1)         YEAR ENDED MAY 31,
                                                --------------------------------            TO              ----------------------
                                                 1995(2)      1994     1993(2)        MAY 31, 1992(2)          1996       1995
                                                ---------- ---------- ----------    -------------------     ---------- -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........   $11.48     $10.67     $10.46              $9.78             $11.61      $11.59
                                                ---------- ---------- ----------          -------           ---------- -----------
INCOME FROM INVESTMENT OPERATIONS
 Investment income............................      .22        .22        .235               .16                .24         .22
 Expenses.....................................     (.35)      (.35)      (.435)             (.165)             (.38)       (.35)
 Expense reimbursement........................      --         --         .065              --                  --         --
                                                ---------- ---------- ----------          -------           ---------- -----------
Net investment income (loss)..................     (.13)      (.13)      (.135)             (.005)             (.14)       (.13)
Net realized and unrealized gain on
 securities...................................      .41        .9825      .7475              .745              2.521        .41
                                                ---------- ---------- ----------          -------           ---------- -----------
Total from investment operations..............      .28        .8525      .6125              .74               2.381        .28
                                                ---------- ---------- ----------          -------           ---------- -----------
LESS DISTRIBUTIONS FROM
 Net realized gain on securities..............      --        (.0425)    (.4025)            (.06)              (.331)      --
 Excess of book-basis net realized gain on
   securities.................................     (.26)       --         --                --                  --         (.26)
                                                ---------- ---------- ----------          -------           ---------- -----------
Total distributions...........................     (.26)      (.0425)    (.4025)            (.06)              (.331)      (.26)
                                                ---------- ---------- ----------          -------           ---------- -----------
Net asset value, end of period................   $11.50     $11.48     $10.67             $10.46             $13.66      $11.61
                                                ========== ========== ==========          ========          ========== ===========
TOTAL RETURN(3)...............................     2.62%      8.21%      6.15%              7.58%             20.87%       2.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..........   $64.7      $48.8       $6.9               $1.2               $9.2        $6.6
Average net assets (millions).................
Ratios to average net assets (annualized).....   $59.4      $26.4       $2.8                $.5               $7.4        $6.2
 Expenses.....................................     3.05%      3.21%      3.88%              3.11%              3.00%       3.05%
 Expenses, without expense reimbursement......      --         --        4.50%              --                 3.00%       --
 Net investment income (loss).................    (1.11%)    (1.19%)    (1.41%)             (.12%)            (1.10%)     (1.13%)
 Net investment (loss), without expense
   reimbursement..............................      --         --       (2.02%)             --                (1.10%)      --
Average commission rate per equity stock
 traded.......................................      --         --         --                --                 $.02        --
Portfolio turnover rate.......................  120%       116%       120%               135%                94%        120%

                                                 CLASS C SHARES(2)
                                                -------------------
                                                 JUNE 21, 1993(1)
                                                        TO
                                                   MAY 31, 1994
                                                -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........        $10.29
                                                     -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income............................           .24
 Expenses.....................................          (.37)
 Expense reimbursement........................          --
                                                     -------
Net investment income (loss)..................          (.13)
Net realized and unrealized gain on
 securities...................................          1.4725
                                                     -------
Total from investment operations..............          1.3425
                                                     -------
LESS DISTRIBUTIONS FROM
 Net realized gain on securities..............          (.0425)
 Excess of book-basis net realized gain on
   securities.................................          --
                                                     -------
Total distributions...........................          (.0425)
                                                     -------
Net asset value, end of period................        $11.59
                                                     ========
TOTAL RETURN(3)...............................         13.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..........         $5.1
Average net assets (millions).................
Ratios to average net assets (annualized).....         $2.4
 Expenses.....................................          3.21%
 Expenses, without expense reimbursement......          --
 Net investment income (loss).................         (1.15%)
 Net investment (loss), without expense
   reimbursement..............................          --
Average commission rate per equity stock
 traded.......................................          --
Portfolio turnover rate.......................       116%


--------------------------------


 (1)  Commencement of offering of shares.


 (2)  Based on average month-end shares outstanding.


 (3) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.

------------------------------------------------------------------------------
THE TRUST
------------------------------------------------------------------------------


  The Trust is an open-end, management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals. The Fund is a diversified portfolio of the Trust and is one of two series of shares of beneficial interest which the Trust is currently authorized to issue. The other series is Van Kampen American Capital Global Government Securities Fund ("Global Government").



  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.


------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------


  The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing in an internationally diversified portfolio of equity securities of companies located in any nation, including the United States. The Fund intends to be invested in equity securities of companies located in at least three countries, including the United States. Under normal market conditions, at least 65% of the Fund's total assets are so invested. Equity securities include common stocks, preferred stocks and warrants or options to acquire such securities. In selecting portfolio securities, the Fund attempts to take advantage of the differences between economic trends and the anticipated performance of securities markets in various countries.



  Under normal market conditions, the Fund invests in securities of issuers traded on markets of at least three of the world's six largest countries by market capitalization (United States, Japan, United Kingdom, Germany, France and Canada), but securities of issuers traded on quoted markets of other countries are also considered for investment. The next six largest countries, in terms of market capitalization, are Switzerland, Italy, Netherlands, Australia, Sweden and Spain.



  The Adviser, subject to the direction of the Trustees, provides the Fund with an overall investment program consistent with the Fund's investment objective and policies. The Adviser is solely responsible for advising the Fund with respect to investments in the United States. The Subadviser, subject to overall review by the

Adviser and the Fund's Trustees, is responsible for recommending an optimal geographic equity allocation and is responsible for providing advice with respect to the Fund's investments in countries other than the United States. Investments may be shifted among the world's various capital markets and among different types of securities in accordance with ongoing analysis provided by the Adviser and the Subadviser of trends and developments affecting such markets and securities. The Adviser and the Subadviser are sometimes referred to herein collectively as the Advisers.



  While the investment policy of the Fund is to be broadly diversified as to both countries and individual issuers, the Advisers select individual countries and securities on the basis of several factors. Investments are allocated among issuers in countries selected based on a comparison of values between the equity markets in those countries. This comparison is based upon criteria such as return on equity, book value, earnings, dividends, and interest rates in each market. After evaluating these and other factors for each country and comparing opportunities among countries, the Advisers select those countries which, in their opinion, have the most attractive equity markets. This evaluation is influential in determining the amount of investment by the Fund in each country. The Advisers seek the most attractive individual equity securities within individual countries based on factors such as book value, earnings per share and other financial data. The Advisers' approach to both country and individual security selection is characterized as a quantitative method utilizing specific financial criteria to identify both value and opportunity in the equity markets. The Advisers also endeavor to identify industry, political, and geographical trends which may affect equity values within individual countries or among a group of countries. The Advisers use these financial criteria and analysis of industry, political, and geographical trends to evaluate and compare equity investment opportunities among various countries and among securities within each country with the objective of identifying and investing in those securities which can best meet the Fund's investment objective. Of course, there is no assurance that the Advisers will be successful in this endeavor or that the investment objective will be realized.



  The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

  The Fund may invest cash temporarily in short-term debt instruments. Such temporary investments will only be made with cash held to maintain liquidity or pending investment. See "Temporary Short-Term Investments" herein.


  The investment policies, the percentage limitations and the types of securities in which the Fund may invest may be changed by the Trustees, unless expressly governed by those limitations as described under "Investment
Practices -- Investment Restrictions" which can be changed only by action of the shareholders.


  RISK FACTORS. An investment in the Fund involves risks similar to those of investing in foreign common stocks generally. Investment in common stocks of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign common stocks may not be as liquid and may be more volatile than comparable domestic common stocks.


  Issuers of foreign common stocks are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Brokerage costs incurred in purchasing and selling securities in foreign securities markets generally are higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Fund's portfolio securities are higher than domestic custodial costs. See also "Investment Practices" for a discussion of certain additional risks related to investment practices that may be utilized by the Fund, including use of options, futures contracts and related options.


  FOREIGN CURRENCY TRANSACTIONS. The value of the Fund's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund does not purchase and sell foreign currencies as an investment.

  The Fund also may enter into contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

  The Fund may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Fund purchases a foreign security traded in the hedged currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Fund will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.


  TEMPORARY SHORT-TERM INVESTMENTS. The Fund's policy is to be fully invested in common stocks and securities convertible into common stocks. The Fund may, however, hold a portion of its assets in cash to meet redemptions and other day-to-day operating expenses. The Fund may invest cash held for such purposes in obligations of the United States and of foreign governments, including their political subdivisions, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Fund will purchase commercial paper only if it is rated Prime-1 or Prime-2 by Moody's Investors Services, Inc. or A-1 or A-2 by Standard & Poor's Corporation. The Fund also may invest cash held for such purposes in short-term, high grade foreign debt securities. High grade foreign debt securities are those debt securities of foreign issuers which the Advisers determine to have creditworthiness substantially equivalent to that of domestic issuers of debt securities rated investment grade.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of a default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of the Fund's net assets. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) a possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Advisers are responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution of services on a continuing basis. The Advisers are authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Advisers are authorized to pay higher commissions to brokerage firms that provide investment and research information than to firms which do not provide such services if the Advisers determine that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Advisers in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.


  PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of brokerage commissions or dealer mark-up and other transaction costs on the sale of securities as well as on the investment of the proceeds in other securities. The portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the average value of portfolio securities, excluding debt securities whose maturities at acquisition were one year or less. The rate may exceed 100% in any given year, which is higher than that of many other investment companies. The turnover rate will not be a limiting factor, however, if the Advisers deem portfolio changes appropriate. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."



  LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Fund's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower fail financially.



  RESTRICTED SECURITIES. The Fund may invest up to 10% of its net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 ("1933 Act") and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Advisers pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Fund's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value.

  SHORT SALES AGAINST THE BOX. The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if doing so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.



  To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. The Fund will not purchase and deliver new securities to satisfy its short order if such purchase and sale would cause the Fund to derive more than 30% of its gross income from the sale of securities held for less than three months.


  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The Fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Advisers' expectations concerning the securities markets.


  In times of stable or rising security prices, the Fund generally seeks to be fully invested in the stock market. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund also may have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with security market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing futures contracts, however, the Fund can seek to "equitize" the cash portion of its assets and may obtain performance equivalent to investing 100% of its assets in equity securities.



  If the Advisers anticipate a market decline, the Fund may take a defensive position, reducing its exposure to the securities markets by increasing its cash position. By selling futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

  As an alternative to selling stock index futures contracts, the Fund can purchase stock index puts (or stock index futures puts) to hedge the portfolio's risk in a declining market. Since the value of a put increases as the index declines below a specified level, the portfolio's value is protected against a market decline to the degree the performance of the index correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.


  In certain cases the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities.



  Potential Risks of Options, Futures Contracts and Related Options. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Advisers are not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.



  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC options sold by the Fund, are illiquid securities subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.



  In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 10% of its net assets in illiquid securities, including OTC Options and repurchase agreements, which have a maturity of longer than seven days.



  INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions that may not be changed without approval by a majority vote (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding shares of the Fund. See the Statement of Additional Information. The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Fund may not:


    1. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry.


    2. Invest more than 5% of its total assets (taken at current value) in securities of a single issuer other than the United States Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of an issuer.



    3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.


    4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the Funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.



  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.



  THE SUBADVISER. The Subadviser provides investment advisory services to the Adviser of the Fund with respect to the Fund's investments in foreign securities, including recommending optimal geographic asset allocation and currency exposure. The Subadviser is a United Kingdom-based investment management company whose investment management activities originated in the 1920s. The Subadviser was incorporated in London, England, in 1955, and from 1986 to December 29, 1995 was a wholly-owned subsidiary of London Pacific Group Limited, a Jersey, Channel Islands corporation whose ordinary shares are listed on the London Stock Exchange and NASDAQ. The Subadviser currently is a wholly-owned subsidiary of John Govett Holdings Limited, which is a majority owned entity of AIB Group Holdings (U.K.) Limited located at Bankcentre-Britain,

Uxbridge, Middlesex UB8 1SA. AIB Group Holding (U.K.) Limited is wholly-owned by AIB, a publicly held bank headquartered in Bankcentre, Ballsbridge. Dublin 4, Ireland.



  ADVISORY AGREEMENTS. The Trust retains the Adviser to manage the investment of the Fund's assets and to place orders for the purchase and sale of the Fund's portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), the Trust pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that charged by most other mutual funds but the Fund's Trustees believe it is justified by the special international nature of the Fund and it is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Fund. Under the Advisory Agreement, the Trust also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, distribution charges, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee, and total operating expense, ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.



  The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser will be primarily responsible for recommending the allocation of investments among various international markets and currencies; recommendation and selection of particular securities in the international markets; and placement of portfolio transactions in the foreign equity markets. Pursuant to the Sub-advisory Agreement, the Subadviser receives on an annual basis 50% of the compensation received by the Adviser.



  From time to time as the Adviser, the Subadviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish. The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.



  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Mr. Jeff New has been primarily responsible for the day-to-day management of the Fund's investment portfolio with respect to investments in the United States since May 1994. Mr. New has been Vice President of the Adviser since April 1994 and Vice President of Van Kampen American Capital Investment Advisory Corp. since June 1995. He has been an associate portfolio manager with the Adviser since April 1990.


  The Subadviser has employed Peter Kysel since September 1994 as Director and Fund Manager. He is primarily responsible for allocating the Fund's investments between United States and non-United States equity securities and the day-to-day management of the Fund's investments in countries other than the United States. Mr. Kysel began managing the Fund's investment portfolio effective December 21, 1994. Mr. Kysel was previously a managing director of the investment banking division of Komercni Bank.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.



  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."



  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class B shares.


  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class C shares.



  CONVERSION FEATURE. Class B shares and Class C shares automatically convert to Class A shares eight years or ten years, respectively, after the end of the calendar month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares, as the case may be, from the burden of the ongoing distribution fee.



  For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares or Class C shares in the sub-account also will convert to Class A shares.


  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.



  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares or Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value, as described herein under "Purchase of Shares -- Class A Shares." It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares.



  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares are offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.



  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short contingent deferred sales charge schedule.



  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."



  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."



------------------------------------------------------------------------------

PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL


  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The

Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


  Shares of the Fund may be purchased on any business day through authorized dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.



  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. With respect to foreign securities, income is accrued by the Fund on the ex date or when data becomes available, whichever is later. Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices. Short-term investments and other securities are valued in the manner described in the Statement of Additional Information.



  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer, provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.



  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid and (iii) Class B shares and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.


  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE


                                                                        REALLOWED
                                                                        TO DEALERS
                                                         AS % OF        (AS A % OF
               SIZE OF                   AS % OF        NET AMOUNT       OFFERING
             INVESTMENT               OFFERING PRICE     INVESTED         PRICE)
------------------------------------------------------------------------------
Less than $50,000....................   5.75%            6.10%          5.00%
$50,000 but less than $100,000.......   4.75%            4.99%          4.00%
$100,000 but less than $250,000......   3.75%            3.90%          3.00%
$250,000 but less than $500,000......   2.75%            2.83%          2.25%
$500,000 but less than $1,000,000....   2.00%            2.04%          1.75%
$1,000,000 or more*..................     *                *              *
------------------------------------------------------------------------------



   * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to contingent deferred sales charges.



  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales commissions may be deemed to be underwriters for purposes of the 1933 Act.



  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their authorized dealers, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


  Cumulative Purchase Discount. The size of investment shown in the sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.


OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, at net asset value and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.


  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.


  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.



  (9) Participants in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: one percent on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.



 (10) Individuals who are members of a "qualified group" may purchase Class A Shares of the Fund without the imposition of a front end sales charge. For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other funds in the Van Kampen American Capital Family of Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES


  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.


  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.
------------------------------------------------------------------------------


                                               CONTINGENT DEFERRED SALES CHARGE
                                                      AS A PERCENTAGE OF
             YEAR SINCE PURCHASE               DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------
First........................................               5.00%
Second.......................................               4.00%
Third........................................               3.00%
Fourth.......................................               2.50%
Fifth........................................               1.50%
Sixth and After..............................                None


 ------------------------------------------------------------------------------


  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third of shares held longest during the five-year period.



  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).



  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers and at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.


CLASS C SHARES


  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.


  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, and second, of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.


  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Authorized dealers also will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The contingent deferred sales charge is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.


------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of those services. As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.



  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds, the Tax Free Money Fund or Reserve Fund, will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.


  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund.



  Both accounts must be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of any other fund without sales charge, provided that shares of certain Van Kampen American Capital fixed-income funds are subject to a 30-day holding period requirement before exchange. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B shares or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B shares or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, Tax Free Money Fund or Reserve Fund may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.



  Class B shareholders and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Van Kampen American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B shareholders and Class C shareholders would remain subject to the contingent deferred sales charge imposed by the original fund upon their redemption from the Van Kampen American Capital complex of funds. The contingent deferred sales charge is based upon the holding period requirements of the original fund.


  Shares of the Fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS, or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."


  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under this plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------


  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.



  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a contingent deferred sales charge. In addition, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401(k) retirement plans. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. See "Purchase of Shares." A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.


  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, usually a period of 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.


  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.



  In cases of disability, the contingent deferred sales charge on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.



  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.



  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.



  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of May 31, 1996, there were $2,100,000 and $86,000 of unreimbursed distribution expenses with respect to Class B shares and Class C shares, respectively, representing 2.76% and 1.16% of the Fund's average net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



  The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main source of income. Substantially all of this income, less expenses, is distributed annually as dividends to shareholders. Unless the shareholder instructs otherwise, dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."


  The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution charges and incremental transfer agency fees applicable to such classes of shares.



  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund distributes to shareholders at least once a year the excess, if any, of its total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years under tax laws. As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects otherwise. See "Shareholder Services -- Reinvestment Plan."


  Transactions in stock index futures traded on domestic exchanges or boards of trade will generally give rise to a combination of short-term and long-term capital gains and losses.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  The Fund intends to qualify, and to be taxed as a regulated investment company under the Code. By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its net investment company taxable income (which includes for this purpose net short-term capital gains, but not net capital gains, which is the excess of net long-term capital gains over net short-term capital losses) and net capital gains. The Fund intends to distribute substantially all of its investment company taxable income and net capital gains, if any, at least annually. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Dividends from investment company taxable income taxable to shareholders as ordinary income. Distributions from net capital gains constitute long-term capital gains for federal income tax purposes. All such dividends and distributions are taxable to the shareholder whether or not reinvested in shares. However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.


  Shareholders are notified annually of the federal tax status of dividends and capital gains distributions.


  To avoid being subject to a 31% federal backup withholding on dividends, distributions and redemption payments, shareholders must, among other things, furnish the Fund with a certification of their correct taxpayer identification number.


  Dividends and distributions paid by the Fund have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution paid shortly after the purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased) even though subject to income taxes as discussed herein.


  Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be eligible, and may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. The Fund will report annually to its shareholders the amount per share of any such taxes.



  Under Code Section 988, foreign currency gains or losses attributable to exchange rate fluctuations generally are treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed such investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions and any distributions made by the Fund could be recharacterized as a return of capital to shareholders thereby reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as gain from the sale of shares.



  The foregoing is a brief summary of some of the federal income tax considerations affecting the Fund and its investors who are U.S. residents or U.S. corporations. Investors should consult their tax advisors for more detailed tax advice including state and local tax considerations. Foreign investors should consult their own counsel for further information as to the U.S. and their country of residence or citizenship tax consequences of receipt of dividends and distributions from the Fund. See "Dividends, Distributions and Federal Taxes" in the Statement of Additional Information.


------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year and for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 5.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


  Total return is calculated separately for Class A shares, Class B shares and Class C shares. Total return figures for Class A shares include the maximum sales charge of 5.75%; total return figures for Class B shares and Class C shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.



  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments, plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.



  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds or with the Dow Jones Industrial Average Index or Standard & Poor's, or with other global indexes, such as the Morgan Stanley Capital International World Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund. The Fund may also refer to results of top performing world equity markets as compiled by Morgan Stanley Capital International or other independent statistical services or to products or services produced or provided by domestic or foreign companies.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------


  The Trust was originally incorporated in the State of Maryland on May 25, 1990. The Fund was reorganized as a business trust under the laws of the state of Delaware on August 31, 1995. The Trust currently offers two separate portfolios: the Van Kampen American Capital Global Government Securities Fund and the Fund. Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights.



  The Fund is authorized to issue an unlimited number of Class A shares, Class B shares and Class C shares of beneficial interest. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. The par value for each class of shares is $.01 per share.



  The Fund is permitted to issue an unlimited number of classes. Other classes of shares may be established from time to time in accordance with the provisions of the Trust's Declaration of Trust. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.


  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS, OR
REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND DEALER
INQUIRIES THROUGH
TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
DIAL (800) 772-8889

FOR TELEPHONE TRANSACTIONS
DIAL (800) 421-5684

VAN KAMPEN AMERICAN CAPITAL
  GLOBAL EQUITY FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
  ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Subadviser

JOHN GOVETT & CO. LIMITED
4 Battle Bridge Lane

London SE1 2HR
England


Distributor

VAN KAMPEN AMERICAN CAPITAL
  DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Global Equity Fund

Custodian

STATE STREET BANK AND
  TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Global Equity Fund

Legal Counsel

SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

PRICE WATERHOUSE LLP
1201 Louisiana
Suite 2900
Houston, TX 77002

 ------------------------------------------------------------------------------

                               GLOBAL EQUITY FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                               SEPTEMBER 28, 1996


        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                         VAN KAMPEN AMERICAN CAPITAL
   ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND



     Van Kampen American Capital Global Equity Fund (the "Fund") is a diversified series of Van Kampen American Capital World Portfolio Series Trust (the "Trust") an open-end investment company. This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus for the Fund (the "Prospectus"). This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at
(800) 421-5666.


                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
General Information..................................................................    B-2
Investment Objective and Policies....................................................    B-3
Options, Futures and Related Options.................................................    B-3
Repurchase Agreements................................................................    B-9
Loans of Portfolio Securities........................................................    B-9
Investment Restrictions..............................................................   B-10
Trustees and Officers................................................................   B-12
Legal Counsel........................................................................   B-19
Investment Advisory Agreement........................................................   B-19
Distributor..........................................................................   B-21
Distribution and Service Plans.......................................................   B-21
Transfer Agent.......................................................................   B-22
Portfolio Transactions and Brokerage.................................................   B-22
Determination of Net Asset Value.....................................................   B-23
Purchase and Redemption of Shares....................................................   B-24
Exchange Privilege...................................................................   B-28
Dividends, Distributions and Federal Taxes...........................................   B-28
Fund Performance.....................................................................   B-31
Other Information....................................................................   B-31
Report of Independent Accountants....................................................   B-32
Financial Statements.................................................................   B-33
Notes to Financial Statements........................................................   B-51



     This Statement of Additional Information is dated September 28, 1996.

GENERAL INFORMATION


     Van Kampen American Capital World Portfolio Series Trust, formerly known as American Capital World Portfolio Series, Inc. (the "Trust"), was originally incorporated in Maryland on May 25, 1990 and reorganized under the laws of the State of Delaware as a business trust and adopted its present name as of August 31, 1995. The Trust currently is comprised of two series: Van Kampen American Capital Global Equity Fund (the "Fund") and Van Kampen American Capital Global Government Securities Fund.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, approximately 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.



     John Govett & Co. Limited (the "Subadviser") is a wholly-owned subsidiary of John Govett Holdings Limited.



     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.



     VKAC uses a four-step investment process designed to attempt to produce consistently good short-term results, which should help lead to superior long-term performance.



     Fully Invested: Money invested in a VKAC stock fund will normally be fully invested in the market to attempt to maximize the potential for long-term returns. The importance of being fully invested can be illustrated by the following comparison. By missing fewer than 4% of the months during the past 69 years, the value of $1 invested in 1926 was $15.81 at the end of 1995, compared to $1,113.92 for $1 that was invested for the entire period (Source: Micropal, Inc.). During the most recent five-year period (1991-1995), the average annual total return for stocks, as measured by the Standard and Poor's 500 Stock Index, a broad-based, unmanaged index, was 11.75%. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was just 1.93%. Of course, past performance is no guarantee of future results.


     Widely Varied: A widely varied portfolio usually reduces risk and increases relative stability. Since VKAC's goal is consistency, a widely varied portfolio across industries is emphasized. VKAC stock funds are varied both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, the stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

     Clearly Defined: The basic characteristics of VKAC funds are determined by a pre-defined profile which remains constant over time.

     Blended Investment Style: Market conditions are constantly changing, which means the stocks that perform well should be expected to change. A rigid investment style might cause an investor to suffer when certain types of stocks lose favor with the market. The two most common investment styles are growth, which emphasizes companies that are projected to experience rapid growth in earnings, and value, which focuses on companies whose stock is selling for less than the company's trust worth. At VKAC, our style is blended between growth and value on a fund-specific basis. The results of our approach are constantly evaluated and compared to other similar funds. Although past performance is no guarantee of future results, VKAC remains committed to our belief that this approach should help maximize potential for long-term returns.


     As of September 17, 1996, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:



                                                            AMOUNT OF
                                                           OWNERSHIP AT          CLASS       PERCENTAGE
             NAME AND ADDRESS OF HOLDER                 SEPTEMBER 17, 1996     OF SHARES     OWNERSHIP
----------------------------------------------------    ------------------     ---------     ----------
Van Kampen American Capital Trust Company                    1,946,308             A            24.65%
  2800 Post Oak Blvd.                                        1,857,170             B            25.53%
  Houston, TX 77056                                             87,802             C            12.31%



     Van Kampen American Capital Trust Company act as custodian for certain employee benefit plans and independent retirement accounts.


INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete explanation of the matters disclosed. Readers must also refer to this caption in the Prospectus for a complete presentation of the matters disclosed below.

     The investment objective of the Fund is to provide long-term growth of capital.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

     The Fund may write and invest in options, futures contracts and related options thereon. For further discussion of options, futures and related options see "Investment Practices" in the Prospectus and "Options, Futures and Related Options" herein.

OPTIONS, FUTURES AND RELATED OPTIONS

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone. Such returns could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Actively writing options on portfolio securities is likely to result in a substantially higher portfolio turnover rate than that of most other investment companies.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options only on a covered basis, which means that, at all times during the option period, the

Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised.


     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or U.S. Government securities in any amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.


     The Fund intends to limit its ability to write options such that the aggregate value of the securities underlying the calls or the obligations underlying the puts determined as of the date the options are sold shall not exceed 25% of its net assets.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction", which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding and limits it ability to achieve long-term growth of capital for such period; by writing a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

     Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.


     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDEXES

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges. The Fund may write or purchase options which are listed on an exchange as well as options which are traded over-the-counter.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     The Fund may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than five percent of the Fund's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Fund from time to time and over-the-counter options may also be purchased, but only when the Advisers believe that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Option on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally. See "Investment Practices and Restrictions -- Using Options, Futures Contracts and Related Options" in the Prospectus.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool".


     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount multiplied by the difference between the stock index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying stocks in the index is made.


     Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Differences in the stocks included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale or a futures contract. Initially, the Fund will be required to deposit with its Custodian in an account in the broker's name an amount of cash, cash equivalents or liquid high grade debt securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when the Fund has purchased a futures contract and the price of the underlying security or index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the value of the underlying security or index has declined, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater (lesser) dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater (lesser) than the historical volatility of the securities, currency or index underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currencies or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities, currencies or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between the movements in the futures contracts and movements in the securities or currencies underlying them, a correct forecast of general market trends by the Advisers may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the

Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments on variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Advisers' ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described in the Prospectus, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.


     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of such Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.


OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as it could sell, a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to such Fund. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Advisers will not purchase options on futures on any exchange unless in the Advisers' opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the United States exchanges and boards of trade has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Advisers are combined for purposes of these limits. An exchange or board of trade may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

REPURCHASE AGREEMENTS


     In order to earn interest on funds available for very short-term investment, the Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that cash or U.S. Government securities equal in value to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is marked to market daily. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. However, should the Fund believe that lending securities is in the best interests of its shareholders, it would consider withdrawing it shares from sale in any such state.

     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions which cannot be changed without approval by a majority vote of its outstanding shares. Such majority vote is defined as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:


      1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

      2. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry.


      3. Invest more than 5% of its total assets (taken at current value) in securities of a single issuer other than the United States Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of an issuer.



      4. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options are not deemed to be a pledge or other encumbrance.


      5. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

      6. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

      7. Purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      8. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate.

      9. Make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it.

     10. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     11. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Trustees and which apply at the time of purchase of portfolio securities.

      1. The Fund may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition.


      2. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.



      3. The Fund may not invest in securities of any company if any officer or trustee of the Trust or of the Adviser owns more than 0.50% of the outstanding securities of such company, and such officers and trustees who own more than 0.50% own in the aggregate more than 5% of the outstanding securities of such issuer.


      4. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.


      5. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years.



      6. The Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities, for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.


     The Fund has made an undertaking with one state that it will continue to comply with the disclosure relating to writing options and engaging in future and related options transactions as described herein. The Fund has made an undertaking with one state to provide written notification to shareholders of any change in its investment objective at least 30 days prior to implementing such change and will waive any fee or charge which may result if the shareholder decides to redeem his or her account as a result of such change in the investment objectives.

TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Fund and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Asset Management, Inc. (the "AC Adviser" or "Adviser"), Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                      President of MDT Corporation, a company which develops,
Suite 200                           manufactures, markets and services medical and scientific
1009 Slater Road                    equipment. A Trustee of each of the Van Kampen American
Harrisville, NC 27560               Capital Funds.
  Date of Birth: 07/14/32
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                      Van Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 Du Pont Circle, N.W.             United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. A Trustee
                                    of each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Executive Vice President and a
  Date of Birth: 05/20/42           Director of VK/AC Holding, Inc. and Van Kampen American
                                    Capital. Chief Executive Officer of McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. Executive Vice President and a Trustee of
                                    each of the Van Kampen American Capital Funds. President
                                    of the closed-end investment companies advised by the VK
                                    Adviser. Prior to December, 1991, Senior Vice President
                                    of Van Kampen Merritt Inc.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. A Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of each Van Kampen American
                                    Capital Fund advised by the VK Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. A Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. A Trustee of each of the Van Kampen American
  Date of Birth: 08/02/24           Capital Funds and Chairman of the Van Kampen American
                                    Capital Funds advised by the Adviser.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to the Van Kampen American Capital
Chicago, IL 60606                   Funds. A Trustee of each of the Van Kampen American
  Date of Birth: 08/22/39           Capital Funds. He also is a Trustee of The Explorer
                                    Institutional Trust and closed-end investment companies
                                    advised by the AC Adviser.
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. A Trustee of each of the Van
                                    Kampen American Capital Funds.


---------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the Adviser and the Fund by reason of his positions with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm having acted as legal counsel to the Fund.



     The Fund's Officers other than Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at 2800 Post Oak Blvd., Houston, TX 77056. Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                    OFFICERS



                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
William N. Brown.........  Vice President              Executive Vice President of the VK Adviser,
  Date of Birth: 05/26/53                              AC Adviser, VK/AC Holding, Inc., VKAC, Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS Investor Services,
                                                       Inc., and Van Kampen American Capital Trust
                                                       Company. Director of American Capital
                                                       Shareholders Corporation. Vice President of
                                                       each of the Van Kampen American Capital
                                                       Funds.
Peter W. Hegel...........  Vice President              Executive Vice President of the VK Adviser,
  Date of Birth: 06/25/56                              AC Adviser, Van Kampen American Capital
                                                       Advisors, Inc. Director of McCarthy,
                                                       Crisanti & Maffei, Inc. Vice President of
                                                       each of the Van Kampen American Capital
                                                       Funds. Vice President of the closed-end
                                                       funds advised by the VK Adviser.
Curtis W. Morell.........  Vice President and Chief    Vice President and Chief Accounting Officer
  Date of Birth: 08/04/46  Accounting Officer          of most of the investment companies advised
                                                       by the AC Adviser.
Ronald A. Nyberg.........  Vice President and          Executive Vice President, General Counsel
  Date of Birth: 07/29/53  Secretary                   and Secretary of Van Kampen American
                                                       Capital and VK/AC Holding, Inc. Executive
                                                       Vice President, General Counsel and a
                                                       Director of the Distributor. Executive Vice
                                                       President and General Counsel of the VK
                                                       Adviser and the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., Van
                                                       Kampen Merritt Equity Advisors Corp., and
                                                       Van Kampen Merritt Equity Holdings Corp.
                                                       Executive Vice President, General Counsel
                                                       and Assistant Secretary of Van Kampen
                                                       American Capital Advisors, Inc., American
                                                       Capital Contractual Services, Inc., Van
                                                       Kampen American Capital Exchange
                                                       Corporation, ACCESS Investor Services,
                                                       Inc., American Capital Shareholders
                                                       Corporation, and Van Kampen American
                                                       Capital Trust Company. General Counsel of
                                                       McCarthy, Crisanti & Maffei, Inc. Vice
                                                       President and Secretary of each of the Van
                                                       Kampen American Capital Funds. Secretary of
                                                       the closed-end funds advised by the VK
                                                       Adviser. Director of ICI Mutual Insurance
                                                       Co., a provider of insurance to members of
                                                       the Investment Company Institute.
Robert C. Peck, Jr.......  Vice President              Executive Vice President of the VK Adviser.
  Date of Birth: 10/01/46                              Executive Vice President and Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Alan T. Sachtleben.......  Vice President              Executive Vice President of the VK Adviser.
  Date of Birth: 04/29/42                              Executive Vice President and a Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.
Paul R. Wolkenberg.......  Vice President              Executive Vice President of the VK Adviser
  Date of Birth: 11/10/44                              and the AC Adviser. President, Chief
                                                       Executive Officer and a Director of Van
                                                       Kampen American Capital Trust Company and
                                                       ACCESS. Vice President of each of the Van
                                                       Kampen American Capital Funds.
Edward C. Wood III.......  Vice President and Chief    Senior Vice President of VK Adviser and the
  Date of Birth: 01/11/56  Financial Officer           AC Adviser. Vice President and Chief
                                                       Financial Officer of each of the Van Kampen
                                                       American Capital Funds. Vice President,
                                                       Treasurer and Chief Financial Officer of
                                                       the closed-end funds advised by VK Adviser.
John L. Sullivan.........  Treasurer                   First Vice President of the VK Adviser and
  Date of Birth: 08/20/55                              AC Adviser. Treasurer of each of the Van
                                                       Kampen American Capital Funds. Controller
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Formerly Controller of open-end
                                                       funds advised by VK Adviser.
Tanya M. Loden...........  Controller                  Controller of most of the investment
  Date of Birth: 11/19/59                              companies advised by the Adviser, formerly
                                                       Tax Manager/Assistant Controller.
Nicholas Dalmaso.........  Assistant Secretary         Assistant Vice President and Senior
  Date of Birth: 03/01/65                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, and Van
                                                       Kampen American Capital Management, Inc.
                                                       Assistant Vice President of Van Kampen
                                                       American Capital Advisors, Inc. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds, Assistant Secretary
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Prior to May 1992, attorney for
                                                       Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr......  Assistant Secretary         Assistant Vice President and Senior
  Date of Birth: 11/15/63                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS, and American Capital
                                                       Shareholders Corporation. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Scott E. Martin..........  Assistant Secretary         Senior Vice President, Deputy General
  Date of Birth: 08/20/56                              Counsel and Assistant Secretary of VKAC.
                                                       Senior Vice President, Deputy General
                                                       Counsel and Secretary of the VK Adviser,
                                                       the AC Adviser and the Distributor, Van
                                                       Kampen American Capital Management, Inc.,
                                                       Van Kampen American Capital Advisers, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS Investor Services,
                                                       Inc., Van Kampen Merritt Equity Advisors
                                                       Corp., Van Kampen Merritt Equity Holdings
                                                       Corp., American Capital Shareholders
                                                       Corporation. Secretary and Deputy General
                                                       Counsel of McCarthy, Crisanti, & Maffei,
                                                       Inc. Chief Legal Officer of McCarthy,
                                                       Crisanti & Maffei, S.A. Assistant Secretary
                                                       of each of the Van Kampen American Capital
                                                       Funds. Assistant Secretary of the
                                                       closed-end funds advised by the VK Adviser.
Weston B. Wetherell......  Assistant Secretary         Vice President, Associate General Counsel
  Date of Birth: 06/15/56                              and Assistant Secretary of VKAC, the VK
                                                       Adviser, the AC Adviser and the
                                                       Distributor, Van Kampen American Capital
                                                       Management, Inc. Van Kampen American
                                                       Capital Advisors, Inc. Assistant Secretary
                                                       of each of the Van Kampen American Capital
                                                       Funds. Assistant Secretary of closed-end
                                                       funds advised by VK Adviser.
Steven M. Hill...........  Assistant Treasurer         Assistant Vice President of the VK Adviser
  Date of Birth: 10/16/64                              and AC Adviser. Assistant Treasurer of each
                                                       of the Van Kampen American Capital Funds.
                                                       Assistant Treasurer of the closed-end funds
                                                       advised by the VK Adviser.
Robert Sullivan..........  Assistant Controller        Assistant Controller of each of the Van
  Date of Birth: 03/30/33                              Kampen American Capital Funds.



     Each of the foregoing trustees and officers holds the same position with each of the Van Kampen American Capital mutual funds (the "Fund Complex"). Each trustee who is not an affiliated person of the Adviser, the Distributor or VKAC (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each Fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met.



     The compensation of each Non-Affiliated Trustee includes a retainer by the funds in the Fund Complex advised by the AC Adviser (the "AC Funds") in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund participating in any special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The trustees have approved an aggregate compensation cap with respect to the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of mutual funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, the Adviser has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



     Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     The Fund adopted a retirement plan on January 25, 1996. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement provided the trustee has served at least five years. As of the date hereof the retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. The Adviser will reimburse the Fund for expenses related to the retirement plan through December 31, 1996.

     Additional information regarding compensation before deferral paid by the Fund and other funds in the Fund Complex is set forth below.



                             COMPENSATION TABLE(1)



                                                                                                  TOTAL
                                                                                              COMPENSATION
                                            AGGREGATE          PENSION OR       ESTIMATED    BEFORE DEFERRAL
                                           COMPENSATION        RETIREMENT        ANNUAL         FROM FUND
                                         BEFORE DEFERRAL    BENEFITS ACCRUED    BENEFITS        AND FUND
                                               FROM         AS PART OF FUND       UPON       COMPLEX PAID TO
                NAME(2)                      FUND(3)          EXPENSES(4)      RETIREMENT(5)   TRUSTEE(6)
---------------------------------------  ----------------   ----------------   -----------   ---------------
J. Miles Branagan......................       $1,115              $-0-           $ 2,500         $84,250
Dr. Richard E. Caruso..................          550               -0-               -0-          57,250
Philip P. Gaughan......................          600               -0-               -0-          76,500
Linda Hutton Heagy.....................          640               -0-             2,500          38,417
Dr. Roger Hilsman......................        1,145               -0-             1,250          91,250
R. Craig Kennedy.......................          740               -0-             2,500          92,625
Donald C. Miller.......................          690               -0-               -0-          94,625
Jack E. Nelson.........................          740               -0-             2,500          93,625
David Rees.............................        1,120               -0-             1,250          83,250
Jerome L. Robinson.....................          740               -0-               -0-          89,375
Lawrence J. Sheehan....................        1,145               -0-               -0-          91,250
Dr. Fernando Sisto.....................        1,230               -0-             2,500          98,750
Wayne W. Whalen........................          740               -0-             2,500          93,375
William S. Woodside....................        1,070               -0-             1,250          79,125


---------------

(1) As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Fund's last fiscal year ended May 31, 1996 or the Fund Complex's last calendar year ended December 31, 1995.



(2) Mr. McDonnell, a trustee of the Fund, is an affiliated person of the Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. McDonnell was appointed to the Board of Trustees on January 29, 1996. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.



(3) The amounts shown in this column are accumulated from the aggregate compensation paid by the Fund during its fiscal year ended May 31, 1996 before deferral by the trustees under the Fund's deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Fund during the fiscal year ended May 31, 1996: Dr. Caruso, $550; Mr. Gaughan, $200; Ms. Heagy, $450; Mr. Kennedy, $500; Mr. Miller, $450; Mr. Nelson, $500; Mr. Rees, $250; Mr. Robinson, $500; Dr. Sisto, $515; and Mr. Whalen, $500. For trustees who have served more than one year and have deferred account balances, the cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of May 31, 1996 is as follows: Dr. Caruso, $4,152; Mr. Gaughan, $209; Ms. Heagy, $461; Mr. Kennedy, $511; Mr. Miller, $459; Mr. Nelson, $511; Mr. Rees, $250; Mr. Robinson, $511; Dr. Sisto, $3,865; and Mr. Whalen, $511. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.


                                         (footnotes continued on following page)

(4) The amounts in this column will remain zero in the Fund's 1996 fiscal year the because the Adviser has agreed to reimburse the Fund for expenses related to the retirement plan through December 31, 1996. Absent such reimbursement, the aggregate expenses of the Fund for all trustees would have been approximately $5,200 in its 1996 fiscal year. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column are the annual benefits payable per year from the Fund for the 10-year period commencing in the year of such trustee's retirement. The amounts were computed based on each trustee's anticipated retirement date. The retirement plan is described above the Compensation Table.



(6) The amounts shown in this column are accumulated from the aggregate compensation paid by all of the mutual funds in the Fund Complex as of December 31, 1995 before deferral by the trustees under each Fund's deferred compensation plan. The following trustees deferred compensation paid by the Fund and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr.
    Robinson, $62,375; Dr. Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser and its affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.



     As of September 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of VKAC and has entered into an employment contract (for a term of five years) with VKAC. As of September 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.



LEGAL COUNSEL



     Skadden, Arps, Slate, Meagher & Flom, Chicago, Illinois.


INVESTMENT ADVISORY AGREEMENT

     The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment programs.

     The Adviser has entered into a subadvisory agreement with the Subadviser to assist it in performing its investment advisory functions (the "Sub-advisory Agreement"). The Subadviser will be primarily responsible for recommending the allocation of investments among various international markets and currencies; recommendation and selection of particular securities in the international markets; and placement of portfolio transactions in the foreign equity markets. For its services, the Subadviser receives from the Adviser a fee at the annual rate of 50% of the compensation received by the Adviser. The Adviser and Subadviser are hereinafter sometimes referred to as the "Advisers."

     The Adviser also furnishes the services of the Trust's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Trust's day-to-day operations. The Trust, however, bears the cost of its accounting services, which include maintaining its financial books and records. The costs of such accounting services include the salaries and overhead expenses of the Trust's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Trust. The services provided by the Adviser are at cost. The Trust also pays shareholder service agency fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Trust for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Trust pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee payable monthly, computed at the annual rate of 1.00% of average daily net assets of the Fund.


     The Fund's average net assets are determined by taking the average of all determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser will be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc., in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Trust's benefit and to advise the Trustees of the Trust of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.



     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Trust, calculated separately for each series, for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the Trust's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if the amount of such excess exceeds the Adviser's monthly compensation, the Adviser will pay the Trust an amount sufficient to make up the deficiency, subject to readjustment during the Trust's fiscal year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement, and (4) payments made by the Fund pursuant to the distribution plans (described below). The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without willful misfeasance, negligence or misconduct.


     The most restrictive applicable limitation is 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.The Advisory Agreement also limits the extent to which the Adviser shall be liable to the Trust for acts or omissions.

     The Advisory Agreement has an initial term of two years and thereafter may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees, or (ii) by vote of a majority of the Fund's outstanding voting securities; and (b) by the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     For the fiscal years ended May 31, 1994, 1995 and 1996, the Adviser received $544,485, $1,200,835 and $1,605,816, respectively, in advisory fees from the Fund. For such periods the Fund paid $27,600, $28,800 and $31,987, respectively, for accounting services.


     Pursuant to the Advisory Agreement and the Sub-advisory Agreement, the Trust has agreed to indemnify the Adviser and the Adviser has agreed to indemnify the Subadviser, respectively, against any taxes imposed by the United Kingdom on the Trust for its investment related activities as contemplated in each Agreement. Neither the Adviser nor the Subadviser may be indemnified, however, with respect to any liabilities incurred by such party's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements or to the Trust.

DISTRIBUTOR


     The Distributor acts as the principal underwriter of the Trust's shares pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of sales literature and advertising. The Underwriting Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods is shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.



                                                                                          DEALER REALLOWANCES
                                                                           AMOUNTS            RECEIVED BY
                                                  TOTAL UNDERWRITING       RETAINED        ADVANTAGE CAPITAL
                                                     COMMISSIONS        BY DISTRIBUTOR        CORPORATION
                                                  ------------------    --------------    -------------------
Fiscal Year Ended May 31, 1996.................        $491,380            $ 34,742             $13,980
Fiscal Year Ended May 31, 1995.................        $399,444            $  1,104             $43,099
Fiscal Year Ended May 31, 1994.................        $567,966            $ 37,912             $87,300



DISTRIBUTION AND SERVICE PLANS



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.



     For the year ended May 31, 1996, the Fund has paid expenses under the Distribution Plan of $0, $567,146 and $55,525 for the Class A shares, Class B shares and Class C shares, respectively; and the Fund paid $193,897, $189,049 and $18,508 under the Service Plan for Class A shares, Class B shares and Class C shares, respectively.



TRANSFER AGENT



     During the fiscal year ended May 31, 1996, 1995 and 1994, ACCESS, shareholder service agent and dividend distributing agent for the Fund, received fees aggregating $852,280, $586,655 and $183,170 for these services. These services are provided at cost plus a profit.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Advisers to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Advisers seek the best security price at the most favorable commission rate. In selecting broker/dealers and in negotiating commissions, the Advisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Advisers. Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Advisers may consider sales of shares of the Funds and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Funds.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement and the Sub-advisory Agreement, the Trustees have authorized the Advisers to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Advisers. The Advisers are of the opinion that the continued receipt of supplemental investment research services from brokers is essential to its provision of high quality portfolio management services to the Fund. The Advisers undertake that such higher commissions will not be paid by the Fund unless (a) the Advisers determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisers' overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and
(c) in the opinion of the Advisers, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisers' receipt of research services.

     The Advisers place portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisers in servicing all of their accounts; not all of such services may be used by the Advisers in connection with the Fund. In the opinion of the Advisers, the benefits from research services to each of the accounts (including the Fund) managed by the Advisers cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisers, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


     The Advisers' brokerage practices are monitored by the Brokerage Review Committee comprised of Trustees who are not interested persons (as defined in the 1940 Act) of the Advisers. Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended May 31, 1994, 1995 and 1996, totalled $587,199, $937,870 and $666,564, respectively.



     Prior to December 20, 1994, the Fund placed brokerage transactions with brokers who were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction. The Fund paid the following commissions to these brokers during the periods shown:


Commissions Paid:


                                                                        SMITH       ROBINSON
                                                                        BARNEY      HUMPHREY
                                                                        ------      ------
    Fiscal Year Ended May 31, 1994....................................  $8,315      $1,330
    Fiscal Year Ended May 31, 1995....................................  $3,391      $  154


DETERMINATION OF NET ASSET VALUE


     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York Time) on each business day on which the Exchange is open.


     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

     The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Trustees.

     The net asset value of the Fund is computed by (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day at the last reported bid price, using prices as of the close of trading on the Exchange, (ii) valuing unlisted securities for which over-the-counter market quotations are readily available at the most recent bid price as supplied by the National Association of Securities Dealers Automated Quotations ("NASDAQ") or by broker/dealers, and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Trustees. Options on stocks, options on stock indexes, and stock index futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices. Debt securities with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value.


     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.


PURCHASE AND REDEMPTION OF SHARES


     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


PURCHASE OF SHARES


     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers.


ALTERNATIVE SALES ARRANGEMENTS


     The Fund offers three classes of shares: Class A shares, Class B shares and Class C shares. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.


     During special promotions, the entire sales charge on Class A shares may be reallowed to dealers, and at such times dealers may be deemed to be underwriters for purposes of the 1933 Act.

INVESTMENTS BY MAIL


     A Shareholder Investment Account may be opened by completing the application accompanying the Prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares, may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.


     In processing applications and investments, ACCESS acts as agent for the investor and for the dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.

CUMULATIVE PURCHASE DISCOUNT


     The reduced sales charges reflected in the sales charge table as shown in the Prospectus apply to purchases of Class A shares of the Fund where the aggregate investment is $50,000 or more. For purposes of determining eligibility for volume discounts, spouses and their minor children are treated as a single purchaser, as is a director or other fiduciary purchasing for a single fiduciary account. An aggregate investment includes all shares of the Fund and all shares of certain other participating Van Kampen American Capital mutual funds described in the Prospectus (the "Participating Funds"), which have been previously purchased and are still owned, plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described in the next paragraph. THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the representations concerning the investor's holdings.


LETTER OF INTENT


     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount," made pursuant to the Letter of Intent and the value of all shares of such Funds previously purchased and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totalling 5% of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the 13-month period.



REDEMPTION OF SHARES



     Redemptions are not made on days during which the New York Stock Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the New York Stock Exchange is closed for other than customary weekends or holidays; (b) trading on the New York Stock Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC -- Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC -- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of one percent of the net asset value of the shares at the time of purchase, or one percent of the net asset value of the shares at the time of redemption.


     The CDSC -- Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one year period prior to the redemption. The CDSC -- Class A will be waived in connection with redemptions by Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement, or separation from service. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.


     Cumulative Purchase Discounts and Letters of Intent will apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of Van Kampen American Capital Reserve Fund and Van Kampen American Capital Tax Free Money Fund with shares of other participating funds described as "Participating Funds" in the Prospectus.

Waiver of Class B and Class C Contingent Deferred Sales Charge ("CDSC -- Class B and C")


     As described in the Prospectus under "Redemption of Shares," redemptions of Class B shares and Class C shares will be subject to a contingent deferred sales charge. The CDSC -- Class B and C is waived on redemptions of Class B and Class C shares in the circumstances described below:


     (a) Redemption Upon Disability or Death


     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of American Capital Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.


     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.


     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE


     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:


     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchange security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES


     The Fund's policy is to distribute substantially all of its investment company taxable income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term losses including capital losses carried forward from prior years in accordance with the tax laws) annually to shareholders of Class A shares, Class B shares and Class C shares. The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and higher transfer agency fees applicable to the Class B shares and Class C shares. The Fund intends to distribute to shareholders any net capital gains, if any, at least once a year. All dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without sales charge on the record date, except that any shareholder may otherwise instruct ACCESS in writing and receive cash.



     The Fund has qualified and intends to continue to qualify as a regulated investment company ("RIC") under Sections 851-855 of the Code. This means the Fund must pay all or substantially all its investment company taxable income and net capital gains to shareholders and comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. By qualifying as a RIC, the Fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year the Fund does not qualify for the special tax treatment afforded RIC's, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders) and all distributions out of the Fund's earnings and profits would be taxed to shareholders as ordinary income.



     To the extent the Fund does not distribute to its shareholders during any calendar year at least 98% of its ordinary taxable income for the 12 months ended December 31 plus 98% of its capital gains net income for the 12 months ended October 31 of such calendar year, the Fund would be required to pay a 4% excise tax. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.



     Dividends from investment company taxable income are taxable to shareholders as ordinary income. A portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied. Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders received by the shareholder on December 31 of the year in which the dividend was declared even though paid in the next year.



     Distributions from net capital gains are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held Fund shares. Any loss on the sale of Fund shares held for six months or less is treated as a long-term capital loss to the extent of any capital gain distributions paid on such shares. All dividends and distributions are taxable to the shareholder whether or not reinvested in shares. Shareholders are notified annually by each Fund as to the federal tax status of dividends and distributions paid by the Fund unless such amount is less than $10.00, in which case no notice is provided.



     If shares of the Fund are sold or exchanged within 90 days of acquisition and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized and included in the basis of the subsequently acquired shares.



     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions and proposed changes to the tax laws may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements to maintain its qualification as a RIC and to avoid income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a RIC and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the distribution requirements and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.



     The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a RIC that less than 30% of the Fund's gross income be derived from the disposition of securities held for less than three months.



     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produced, or are held for the production of, passive income. Under certain circumstances, a RIC that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the RIC distributes the PFIC income as a taxable dividend to its stockholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed by the Fund to satisfy the distribution requirement for avoiding income and excise taxes. In many instances it may be very difficult to make this election due to certain requirements imposed with respect to the election.



     Pursuant to proposed regulations, the Fund would be entitled to elect to "mark-to-market" its stock in certain PFICs. "Marking-to-market," in this context, means recognizing as ordinary income for each taxable year the excess as of the end of that year of the fair market value of the PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect). Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could ameliorate the adverse tax consequences with respect to its ownership of stock of a PFIC but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock. These regulations, if adopted in their current form, would be effective for taxable years ending after their promulgation as final regulations.



     The Fund may qualify for and may make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). In such event, the shareholders of the Fund may claim a foreign tax credit by reason of the Fund's election under Section 853 of the Code subject to certain limitations imposed by Section 904 of the Code. Also under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.



     Dividends to shareholders who are non-United States persons (including but not limited to non-resident aliens) may be subject to a 30% United States withholding tax under existing provisions of the Code unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-United States shareholders are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.



     The foregoing is a general and abbreviated summary of the applicable federal income tax laws based on provisions of the Code and Treasury Regulations presently in effect. The Code and Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Prospective investors should consult their own tax advisors regarding the specific tax consequences of holding and disposing of shares and any proposed tax law changes. Dividends and distributions may also be subject to treatment under state, local, and foreign tax laws which differ from federal income tax consequences.



BACK-UP WITHHOLDING



     The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income to the Internal Revenue Service, or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The 31% back-up withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

FUND PERFORMANCE



     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ending May 31, 1996 was 14.84% and (ii) the 4 year, 9 1/2 month period ending May 31, 1996 was 9.77%. The Fund's average annual total return (computed in the manner described in this Prospectus) for Class B shares of the Fund for (i) the one year period ending May 31, 1996 was 15.90% and (ii) the 4 year, 6 1/2 month period ending May 31, 1996 was 9.21%. The Fund's average annual total return for Class C shares of the Fund for (i) the one year period ending May 31, 1996 was 19.87% and (ii) the 2 year, 11 1/2 month period ending May 31, 1996 was 12.14%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices. Future results will be affected by changes in the general level of prices of securities available for purchase and sale by the Fund.



     Total return is computed separately for Class A shares, Class B shares and Class C shares.



     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.



     The Fund seeks long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. In addition, the Fund attempts to remain fully invested and diversified across many industries to attempt to achieve consistent performance.



     From time to time marketing materials may provide a portfolio manager update, an adviser update and/or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


OTHER INFORMATION

CUSTODY OF ASSETS -- State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as Custodian for the Trust. The custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

                      REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all respects, the financial position of Van Kampen American Capital Global Equity Fund (the "Fund") at May 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1996 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Houston, Texas
July 22, 1996

                            PORTFOLIO OF INVESTMENTS

                                  May 31, 1996


Number
of Shares   Description                                          Market Value
-----------------------------------------------------------------------------
            COMMON STOCK AND EQUIVALENTS 92.5%
            AUSTRALIA 0.7%
     90,000 Pioneer International Ltd..........................  $    275,840
    179,000 Tab Corp Holdings Ltd..............................       785,777
     60,000 WMC Ltd............................................       454,466
                                                                 ------------
                                                                    1,516,083
                                                                 ------------
            AUSTRIA 0.4%
      1,800 AMS Austria Mikros.................................       194,237
      7,400 Flughafen Wien.....................................       507,779
                                                                 ------------
                                                                     702,016
                                                                 ------------
            BELGIUM 0.2%
      9,100 G.I.B. Holdings....................................       409,152
                                                                 ------------
            BRAZIL 0.6%
     70,000 Centrais, Class B..................................       884,100
     40,000 Usiminas Usi.......................................       430,000
                                                                 ------------
                                                                    1,314,100
                                                                 ------------
            CANADA 0.5%
      7,700 BCE Inc............................................       306,640
     15,000 Canadian Pacific Ltd...............................       307,162
*    95,000 Grandetel Technologies, Inc........................        83,125
*    11,000 Inco Ltd...........................................       358,555
                                                                 ------------
                                                                    1,055,482
                                                                 ------------
            CZECH REPUBLIC 1.6%
*     6,800 Ceske Radiokomunickace.............................       960,723
*     5,700 IPS Praha..........................................       658,048
     57,200 Komercni Banka.....................................     1,558,700
*     1,300 Leciva.............................................       118,374
*     1,200 Prazske Pivovary...................................        78,049
                                                                 ------------
                                                                    3,373,894
                                                                 ------------
            DENMARK 0.8%
     15,000 Bang & Olufsen Holding, Series B...................       509,122
*     8,000 Carli Gry International............................       228,087
     39,000 ISS International, Series B........................       761,137


      1,000 Sophus Berendsen...................................       133,220
                                                                 ------------
                                                                    1,631,566
                                                                 ------------
            FINLAND 0.2%
     12,900 Finnlines..........................................       266,965
     17,000 Valmet Corp........................................       263,409
                                                                 ------------
                                                                      530,374
                                                                 ------------
            FRANCE 4.5%
     11,000 Bouygues...........................................     1,195,860
      2,450 Chargeurs, SA......................................       699,052
      8,400 Christian Dior.....................................     1,186,188
        488 Club Mediterranee..................................        45,312


                              B-33          See Notes to Financial Statements

                                  May 31, 1996

--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market
Value
--------------------------------------------------------------------------------
      7,500 Credit Local De France...............................  $   614,421
      1,500 Ecco.................................................      359,803
*    11,880 Primagaz (Cie Gaz)...................................    1,266,250
*     1,080 Primagaz (Cie Gaz), Warrants, expiring 7/1/98........       21,811
      2,150 Roussel Uclaf........................................      498,250
      8,800 Sanofi...............................................      677,172
      6,000 Sidel................................................    1,477,512
      6,675 Societe Generale.....................................      710,175
      4,900 Union Assurance Federales............................      638,863
                                                                   -----------
                                                                     9,390,669
                                                                   -----------
     GERMANY 3.2%
     30,000 Adidas...............................................    2,251,966
      2,060 Bayer................................................      688,467
     20,000 Berliner Elektro Holdings............................      525,557
*     1,000 Ebara Corp., Warrants, expiring 3/13/98..............       58,322
      1,170 Hoechst..............................................      389,336
*    27,900 Praktiker............................................      667,333
     22,000 RWE..................................................      868,610
      3,400 SAP..................................................      475,688
     14,950 Siemens..............................................      838,415
                                                                   -----------
                                                                     6,763,694
                                                                   -----------
      HONG KONG 4.5%
    730,000 First Pacific Co.....................................    1,004,808
    250,000 Henderson Land Development...........................    1,890,194
    455,000 Hong Kong Land Holding...............................    1,001,000
     74,800 HSBC Holdings........................................    1,131,092
    135,000 Hutchison Whampoa....................................      867,163
  2,420,000 Jilin Chemical Industry, Class H.....................      491,050
    120,000 Sun Hung Kai Properties..............................    1,225,234
    140,000 Swire Pacific........................................    1,243,973
*   600,000 Tingyi Holding Co....................................      162,848
     76,000 Wharf Holdings.......................................      293,203
                                                                   -----------
                                                                     9,310,565
                                                                   -----------
     HUNGARY 1.0%
*    66,000 Borsodchem...........................................    1,270,500
     30,000 OTP Bank.............................................      374,400
      8,823 Pick Szeged..........................................      374,978
                                                                   -----------
                                                                     2,019,878
                                                                   -----------
     INDONESIA 1.2%
     1,646,000 BK Bira............................................   1,623,065
*       28,500 Perusahaan Persero Telekom.........................     869,250
                                                                   -----------
                                                                     2,492,315
                                                                   -----------


                                     B-34     See Notes to Financial Statements

                                  May 31, 1996
--------------------------------------------------------------------------------

Number
of Shares   Description                                            Market Value
--------------------------------------------------------------------------------
          IRELAND 1.3%
  170,000 Bank of Ireland......................................   $ 1,193,398
   77,000 CRH..................................................       736,231
  650,000 Waterford Wedgewood..................................       826,052
                                                                  -----------
                                                                    2,755,681
                                                                 ------------
          ISRAEL 0.7%
*  76,375 Tadiran Telecommunications Ltd.......................     1,374,750
                                                                 ------------
          ITALY 1.3%
   74,000 Eni, SPA.............................................      351,365
*  19,375 Gucci Group..........................................    1,298,125
*  79,000 Mediolanum...........................................      767,612
   55,900 Rinascente...........................................      375,141
                                                                ------------
                                                                   2,792,243
                                                                ------------
          JAPAN 16.2%
   50,000 Ajinomoto Co.........................................      601,852
*  50,600 Bank of Tokyo........................................    1,199,407
   40,000 Daiichi Corp.........................................    1,040,741
   40,000 Dainippon Screen Manufacturing Co....................      374,074
   90,000 Daiwa Securities.....................................    1,208,333
  113,000 Denki Kagaku Kogyo...................................      415,380
   15,000 Fuji Photo Film Co...................................      466,667
   80,000 Fujitsu..............................................      725,926
   45,000 Honda Motor Co.......................................    1,083,333
    9,000 ICOM Incorporated....................................       96,667
   60,000 Isuzu Motors.........................................      326,667
*  30,000 Japan Air Lines Co...................................      241,944
   59,000 Japan Radio Co.......................................      830,370
   14,000 JGC Corp.............................................      178,889
   40,000 Kitano Construction Corp.............................      274,444
* 100,000 Kobe Steel...........................................      275,926
   25,000 Komatsu..............................................      238,426
   70,000 Kumagai Gumi Co......................................      294,907
   50,000 Kurita Water Industries..............................    1,157,407
    9,000 Kyocera Corp..........................................     616,667
*   5,200 Lear Corp.............................................     200,850
  130,000 Marubeni Corp.........................................     708,981
  100,000 Matsushita Industries.................................   1,722,222
   90,000 Mitsubishi Chemical...................................     445,000
   55,000 Mitsubishi Estate.....................................     768,981
  130,000 Mitsubishi Heavy Industries...........................   1,118,241
   30,000 Mitsubishi Trust & Banking Corp. .....................     500,000
  110,000 Mitsukoshi............................................   1,212,040


                                     B-35  See Notes to Financial Statements

                                  May 31, 1996

--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
     46,000 Nichiei Construction................................. $   532,407
     16,000 Nippon Hodo Co. .....................................     262,222
         71 Nippon Telephone & Telegraph Corp....................     516,722
     25,000 Nippon Yusen KK......................................     146,759
*   350,000 NKK Corp. ...........................................   1,024,074
     60,000 Nomura Securities....................................   1,133,333
     42 NTT Data Communications Systems..........................   1,295,000
     35,000 Omron Corp. .........................................     709,722
     65,000 Onward Kashiyama.....................................   1,059,259
     90,000 Ricoh Co.............................................     908,333
     10,000 Rohm Co..............................................     625,926
     21,000 Sankyo Co............................................     497,778
     12,000 Sanwa Bank...........................................     231,111
     16,000 Secom Co.............................................   1,037,037
     21,000 Shin Etsu Chemical Co. ..............................     420,000
     50,000 Takashimaya Co.......................................     814,815
 54,000,000 TB Finance...........................................     518,750
     25,000 Tokio Marine & Fire Insurance Co. ...................     324,074
     18,000 Tokyu Corp. .........................................     134,833
     65,000 Toshiba Corp. .......................................     451,991
     89,000 Toyota Motor Corp. ..................................   2,035,463

     35,000 Yamanouchi Pharmarcy.................................     755,093
                                                                  -----------
                                                                   33,759,044
                                                                  -----------
            MALAYSIA 2.0%
    145,000 Commerce Asset Holding...............................     975,766
    123,000 DCB Holdings.........................................     408,933
*    30,750 DCB Holdings, Warrants, expiring 12/27/99............      39,169
    130,000 Jaya Tiasa Holdings..................................     812,337
    300,000 Metacorp Berhad......................................     817,144
    205,000 Resorts World........................................   1,182,455
                                                                  -----------
                                                                    4,235,804
                                                                  -----------
            MEXICO 1.1%
    100,000 Cemex................................................     806,250
     56,000 Empresas.............................................     805,000
     10,010 Grupo Industria Maseca, Series B.....................      10,546
     21,000 Telefonos de Mexico, SA..............................     693,000
                                                                  -----------
                                                                    2,314,796
                                                                  -----------
            NETHERLANDS 3.5%
     10,127 Aegon................................................     485,147
     13,400 ASM Lithography Holding..............................     634,097
     20,000 Koninklijke Ahold....................................   1,072,914
     42,500 Cap Volmac Group.....................................     838,799
     13,300 Frans Maas Group.....................................     525,769


                                     B-36   See Notes to Financial Statements

                                  May 31, 1996
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
    12,609 ING Groep............................................    $ 1,038,258
     7,000 KLM..................................................        250,073
    17,500 Philips Electronics, NV..............................        614,687
     8,200 Polygram.............................................        480,234
     1,300 Royal Dutch Petroleum Co.............................        195,000
    70,000 Ver Ned Uitgevers....................................      1,147,877
                                                                    -----------
                                                                      7,282,855
                                                                    -----------
           NORWAY 1.6%
*    7,600 Multisoft............................................        320,375
*   10,000 Netcom...............................................        122,632
     6,500 Orkla, Class B.......................................        297,918
    34,550 Protector Forsikring.................................        879,162
    29,400 Schibsted............................................        392,084
    29,800 Spectec..............................................        890,766
   100,000 Uni Storebrand.......................................        482,862
                                                                    -----------
                                                                      3,385,799
                                                                    -----------
           PHILIPPINES 0.1%
     2,500 Philippine Long Distance Telephone...................        143,750
                                                                    -----------
           POLAND 0.2%
*  145,000 Fabryki Mebll Forte, Series C........................        502,553
                                                                    -----------
           PORTUGAL 0.3%
    50,000 BCO Comm Portugues...................................        615,654
                                                                    -----------
           SINGAPORE 1.8%
    66,000 Cycle & Carriage.....................................        693,504
    90,000 Fraser & Neave.......................................        977,636
    50,000 Keppel Corp..........................................        418,885
   113,000 Overseas Union Bank..................................        802,272
   140,000 Singapore Land.......................................        944,267
                                                                    -----------
                                                                      3,836,564
                                                                    -----------
           SLOVAKIA 0.3%
*    6,000 Plastika Nitra.......................................        281,843
    13,000 Ses..................................................        217,488
     1,700 Slovakofarma.........................................        155,411
                                                                    -----------
                                                                        654,742
                                                                    -----------
           SOUTH KOREA 0.4%
    16,000 L.G. Chemical, Ltd...................................        334,080
    13,500 Samsung Electronics Co...............................        428,625
     1,042 Samsung Electronics Ltd..............................         29,832
                                                                    -----------
                                                                        792,537
                                                                    -----------
           SPAIN 0.5%
    16,320 Argentaria Corp......................................        683,673
     9,700 Cortefiel, SA........................................        219,384
     1,850 Gas Y Electricidad...................................        100,649
                                                                    -----------
                                                                      1,003,706
                                                                    -----------
           SWEDEN 2.3%
    22,500 Astra, Series B......................................      1,016,440
    13,600 Autoliv..............................................        394,743


                                     B-37     See Notes to Financial Statements

                                 May 31, 1996

--------------------------------------------------------------------------------
Number
of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
*   13,000 Celsius, Series B....................................   $  400,547
*   20,500 Dahl International...................................      280,726
    90,000 Nobel Biocare........................................    1,627,644
   240,000 Rottneros............................................      275,070
    50,000 Skandinavska Enskilda Banken, Series A...............      394,445
    25,500 Stora Kopparbergs, Series B..........................      335,911
                                                                   ----------
                                                                    4,725,526
                                                                   ----------
           SWITZERLAND 3.6%
*    4,600 Adia.................................................    1,065,920
       240 Baloise Holdings.....................................      519,696
     1,300 Ciba Geigy...........................................    1,430,364
     5,000 CS Holdings..........................................      431,482
       530 Kuoni Reisen Holding.................................    1,120,136
       750 Nestle...............................................      844,986
       400 Publicitas Holdings..................................      383,540
       500 Schindler Holdings...................................      533,360
*      500 Schindler Holdings, Warrants, Expiring 12/16/96......          839
*    1,300 Schweizerischer Bankverein...........................      231,123
       450 SGS Holding..........................................    1,013,983
                                                                   ----------
                                                                    7,575,429
                                                                   ----------
           TAIWAN 0.1%
    25,000 Walsin Lihwa Corp....................................      212,500
                                                                   ----------
           THAILAND 0.8%
    19,000 Siam Cement Co.......................................    1,024,797
*  135,000 Telecomasia Corp.....................................      301,173
    71,600 Thai Military Bank PLC...............................      364,700
                                                                   ----------
                                                                    1,690,670
                                                                   ----------
           TURKEY 0.3%
 8,700,000 Konfrut Gilda........................................      586,753
                                                                   ----------
           UNITED KINGDOM 7.8%
   150,000 Astec................................................      346,351
   114,000 BAA..................................................      860,344
    75,000 Barclays.............................................      872,850
     5,000 Barclays De Zoete, Warrants, Expiring 6/14/96........      100,500
    50,000 BOC Group............................................      720,595
    77,000 Boots Co.............................................      727,879
   147,000 British Petroleum ...................................    1,264,296
    40,000 British Telecom......................................      220,363
   190,000 Cable & Wireless.....................................    1,310,243
    20,000 De La Rue............................................      222,377
   129,000 Dixons Group.........................................    1,000,535
    48,000 Eurotherm............................................      477,917


                                     B-38   See Notes to Financial Statements

                                 May 31, 1996

--------------------------------------------------------------------------------


Number
of Shares   Description                                            Market Value
--------------------------------------------------------------------------------
     250,000 FKI.................................................    $   668,294
      38,600 General Accident....................................        398,083
             Harvey Nichols, PLC, private placement, purchased
  *   81,000 4/23/96 for $331,665................................        424,895
      40,000 Marks & Spencer.....................................        286,688
      50,000 National Westminster................................        483,496
     125,000 Next................................................      1,089,609
  *   12,831 Pliva...............................................        396,157
      40,000 Premier Farnell.....................................        451,263
      37,500 Reed International..................................        648,536
      88,000 Reuters Holdings....................................      1,022,780
      49,000 Sainsbury...........................................        301,077
     260,000 Senior Engineering..................................        439,176
      11,500 Shell Transportation & Trading......................        163,777
     100,000 Standard Chartered..................................        994,111
      75,000 Tesco...............................................        350,418
                                                                     -----------
                                                                      16,242,610
                                                                     -----------
             UNITED STATES 26.9%
       6,750 AAMES Financial Corp................................        221,062
  *    6,000 Adaptec, Inc........................................        359,250
  *    5,000 ADC Telecommunications Inc..........................        230,000
       7,300 AK Steel Holding Corp...............................        315,725
  *    3,900 American Radio System Corp..........................        149,175
  *    3,900 Amgen, Inc..........................................        232,050
  *   12,300 Analog Devices, Inc.................................        339,787
  *    5,400 Ascend Communications Inc...........................        361,125
  *    5,900 Aspect Telecommunications Corp......................        334,825
  *    6,000 Atmel Corp..........................................        213,000
       5,000 Baker Hughes Inc....................................        156,875
       8,200 Bank of Boston Corp.................................        408,975
       5,700 BankAmerica Corp....................................        428,925
  *   54,000 BE Semiconductor Industries.........................        884,250
       4,700 Belden Inc..........................................        150,400
       4,700 Bemis Inc...........................................        155,687
       5,500 Black & Decker Corp.................................        226,187
       5,800 BMC Industries Inc..................................        172,550
  *    5,200 BMC Software Inc....................................        327,600
       5,700 Boeing Co. .........................................        485,925
       7,400 Boise Cascade Corp..................................        310,800
       2,700 Bristol Myers Squibb Co.............................        230,512
       4,400 Brown (Alex) Inc....................................        254,100
       1,300 Burlington Northington Santa Fe.....................        110,175
  *    7,200 Cadence Design Systems Inc..........................        408,600


                                     B-39      See Notes to Financial Statements

                                 May 31, 1996

--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market
Value
--------------------------------------------------------------------------------
 *    6,600 Career Horizons Inc...................................  $ 261,525
 *    2,400 Cascade Communications Corp...........................    135,300
      6,100 Case Corp.............................................    305,762
      3,100 Champion International Corp...........................    136,787
      9,000 Chase Manhattan Corp..................................    630,000
      8,900 Chrysler Corp.........................................    592,962
 *    8,200 Cisco Systems Inc.....................................    448,950
      4,400 Citicorp..............................................    369,600
      4,300 CMAC Investment Corp..................................    234,350
 *    2,200 Coherent Inc..........................................    107,525
     10,100 Computer Associates International Inc.................    734,775
      8,100 Conseco Inc...........................................    293,625
 *    2,500 Continental Airlines Inc..............................    142,187
      4,700 CSX Corp..............................................    232,650
 *    2,300 Cytec Industries, Inc.................................    205,850
      4,500 Dayton Hudson Corp....................................    459,000
      6,000 Deere & Co............................................    249,750
      4,600 Dillard Department Stores Inc, Class A................    184,000
      7,100 Dover Corp............................................    337,250
 *    8,300 DST Systems Inc.......................................    289,462
 *   29,400 Eckerd Corp...........................................    668,850
 *    6,100 Emmis Broadcasting Corp...............................    268,400
 *    9,500 Evergreen Media Co....................................    380,000
      4,500 Exxon Corp............................................    381,375
     26,900 Federal National Mortgage Association.................    830,537
      2,900 First Data Corp.......................................    231,275
      7,500 Ford Motor Corp.......................................    273,750
 *    5,700 Fort Howard Corp......................................    118,275
      6,900 Frontier Corp.........................................    220,800
      9,300 Gap Inc...............................................    312,712
 *    7,000 Gateway 2000 Inc......................................    265,125
 *    5,000 General Instrument Corp...............................    154,375
 *   10,500 General Nutrition Companies Inc.......................    162,750
 *    4,900 Genzyme Corp..........................................    285,425
      1,800 Geon Co...............................................     48,825
 *   10,100 Grand Casinos Inc.....................................    353,500
     17,300 Green Tree Financial Group............................    566,575
      6,300 Greenfield Industries Inc.............................    237,825
      5,900 Guidant Corp..........................................    342,200
 *    9,400 Gymboree Corp.........................................    319,600
      4,400 Halliburton Co........................................    244,750



                                     B-40      See Notes to Financial Statements

                                 May 31, 1996

--------------------------------------------------------------------------------
Number
of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
     5,500 Harley Davidson Inc...................................  $ 263,312
*    7,850 Health Management Association Inc, Class A............    270,825
*    3,000 HealthCare Compare Corp...............................    145,125
*    8,000 Healthsouth Corp......................................    280,000
     5,700 Hewlett Packard, Co...................................    608,475
     3,500 Illinois Tool Works, Inc..............................    234,500
*    3,500 In Focus Systems......................................    201,250
*    6,450 Infinity Broadcasting, Corp...........................    175,763
*    4,400 Input/Output, Inc.....................................    177,650
     6,500 Intel Corp............................................    490,750
*    9,300 International Rectifier Corp..........................    241,800
*   14,000 Jefferson Smurfit Corp................................    175,000
     2,000 Johnson Controls, Inc.................................    139,500
     3,700 Johnson & Johnson.....................................    360,288
*    6,200 Komag, Inc............................................    214,675
*   10,200 Kroger Co.............................................    400,350
     5,000 La Quinta Inns Inc....................................    157,500
*    5,600 LCI International Inc.................................    178,500
*    8,800 Lincare Holdings, Inc.................................    332,200
     7,300 Linear Technology Corp................................    251,850
     7,200 Liz Claiborne.........................................    267,300
*    4,600 Lucent Technologies, Inc..............................    174,800
     8,800 Marriott International, Inc...........................    418,000
*    2,600 Maxim Integrated Products, Inc........................     88,400
    22,000 MCI Communications Corp...............................    640,750
*    3,900 Medic Computer System, Inc............................    362,700
     3,900 Medtronic, Inc........................................    219,375
     5,200 Mentor Corp...........................................    115,700
     5,600 Merck & Co., Inc......................................    361,900
     5,200 Merrill Lynch & Co., Inc..............................    336,700
*   10,000 Metalclad Corp........................................     31,875
     4,500 MGIC Investment Corp..................................    264,375
*    6,000 Microcom, Inc.........................................    116,250
*    5,700 Microsoft Corp........................................    676,875
*    5,700 Mirage Resorts, Inc...................................    324,188
     9,400 Money Store, Inc......................................    246,750
     5,200 Morgan Stanley Group, Inc.............................    257,400
*    4,100 MSC Industrial Direct, Inc., Class A..................    142,988
*   10,000 NABI Inc..............................................    135,625
     4,200 NationsBank Corp......................................    340,725
*   16,000 Nautica Enterprises, Inc..............................    400,000


                                       B-41  See Notes to Financial Statements

                                 May 31, 1996

--------------------------------------------------------------------------------
Number
of Shares   Description                                            Market Value
--------------------------------------------------------------------------------
*     6,400 Northwest Airlines Corp..............................  $  254,400
*     3,700 Oakley, Inc..........................................     188,238
*     9,800 Octel Communication Corp.............................     240,100
*     9,900 Office Max, Inc......................................     258,638
     11,800 Omnicom Group........................................     514,775
*     8,650 Oracle System Corp...................................     286,531
*     5,800 Orthodontic Centers of America.......................     215,325
*     7,400 Outback Steakhouse Inc...............................     280,275
*     4,700 Pairgain Technologies, Inc...........................     478,225
      7,800 PanEnergy Corp.......................................     250,575
      8,300 Penncorp Financial Group, Inc........................     253,150
*     3,000 PeopleSoft Inc.......................................     212,250
      4,400 Pep Boys Manny, Moe & Jack...........................     145,200
     19,400 PepsiCo, Inc.........................................     645,050
      5,100 Pfizer Inc...........................................     360,825
      1,600 Phelps Dodge Corp....................................     109,600
     23,400 Philip Morris Companies, Inc.........................   2,325,375
      5,200 Philips Petroleum Co.................................     215,800
*     2,900 Physician Reliance Network Inc.......................     152,250
*     6,500 Picturetel Corp......................................     255,125
     16,200 Praxair, Inc.........................................     658,125
*     6,500 Promous Hotel Corp...................................     178,750
*     5,300 Proxim Inc...........................................     221,275
      3,300 Raychem Corp.........................................     246,675
*    10,000 Renal Treatment Centers Inc..........................     340,000
      3,000 Rohm & Haas Co.......................................     203,250
*    22,800 Safeway Inc..........................................     769,500
*     4,000 Sanmina Corp.........................................     147,500
      7,500 Schering-Plough Corp.................................     439,688
*     8,800 SCI Systems, Inc.....................................     396,000
*     4,800 Seagate Technology, Inc..............................     282,000
     11,900 Sears, Roebuck & Co..................................     605,413
      9,400 Service Corp. International..........................     525,225
      3,500 Sigma Aldrich........................................     196,000
*    12,200 Smith International, Inc.............................     384,300
      4,900 Snap On, Inc.........................................     235,813
*     2,500 Sofamor/Danek Group Inc..............................      89,375
*     2,700 Solectron Corp.......................................     117,113
      2,400 Sonat Offshore Drilling Inc..........................     127,200
*     6,000 Sonic Corp...........................................     144,000
     11,600 Sprint Corp..........................................     491,550


                                     B-42   See Notes to Financial Statements

                                 May 31, 1996

--------------------------------------------------------------------------------

Number
of Shares    Description                                           Market Value
--------------------------------------------------------------------------------
*    12,600 Staples Inc.........................................   $    252,000
      5,700 Student Loan Marketing Association..................        423,938
*    11,900 Sun Microsystems Inc................................        745,238
     11,750 SunAmerica, Inc.....................................        658,000
*     4,000 Synopsys Inc........................................        179,000
*     4,700 Tellabs Inc.........................................        303,150
      4,800 Texaco Inc..........................................        402,000
      4,700 Textron, Inc........................................        398,325
*     4,800 3Com Corp...........................................        236,400
      4,200 Tiffany & Co........................................        318,675
      7,500 TJX Companies Inc...................................        264,375
*     4,400 Tommy Hilfiger Corp.................................        242,000
      7,350 Travelers Group Inc.................................        305,025
*     9,500 Trump Hotels & Casino Resorts.......................        299,250
      9,400 Union Carbide Corp. ................................        405,375
      3,100 United Technologies Corp............................        339,063
*     9,600 United Waste Systems, Inc...........................        529,200
*     2,800 Universal Health Services Inc.......................         72,800
*     7,100 U.S. Office Products Co.............................        269,800
*     5,800 US Robotics Corp....................................        532,150
*    10,000 USA Waste Services Inc..............................        295,000
*     6,400 Vons Companies Inc..................................        233,600
*     6,100 Watson's Pharmaceuticals Inc........................        274,500
      8,800 Wellman Inc.........................................        199,100
      1,100 Wells Fargo & Co....................................        265,100
      4,200 Willamette Industries Inc...........................        252,000
      9,400 Williams Companies Inc..............................        472,350
*     4,350 Wind River System Inc...............................        138,656
*    13,700 WorldCom, Inc.......................................        669,588
                                                                   ------------
                                                                     56,123,900
                                                                   ------------
            TOTAL COMMON STOCKS AND EQUIVALENTS (Cost
              $166,702,201).....................................    193,117,654
                                                                   ------------


                                     B-43     See Notes to Financial Statements

                                 May 31, 1996

--------------------------------------------------------------------------------

Par
Amount       Description                                           Market Value
--------------------------------------------------------------------------------
             CONVERTIBLE CORPORATE OBLIGATIONS 0.6%
$    290,000 Acer, Inc., 4.00%, 06/10/01........................   $    701,800
     400,000 United Micro, 1.25%, 06/08/04......................        487,500
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE OBLIGATIONS (Cost
              $1,461,425).......................................      1,189,300
                                                                   ------------

             REPURCHASE AGREEMENT 5.7%
  11,840,000 State Street Bank & Trust Co, dated 5/31/96, 5.27%, due 06/03/96 (collateralized by U.S. Government
              Obligations in a pooled cash account) repurchase
              proceeds $11,845,200 (Cost $11,840,000)...........     11,840,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $180,003,626) 98.8%.....................    206,146,954
OTHER ASSETS AND LIABILITIES, NET 1.2%..........................      2,534,912
                                                                   ------------
NET ASSETS 100%.................................................   $208,681,866
                                                                   ============

*Non-income producing security


                                     B-44     See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES

                                 May 31, 1996

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $180,003,626).................  $206,146,954
Foreign currency, at market value (Cost $936,072)................       943,481
Cash.............................................................           536
Receivable for investments sold..................................     2,803,870
Unrealized appreciation of forward currency exchange contracts...     1,806,101
Dividends and interest receivable................................       802,826
Receivable for Fund shares sold..................................       530,418
Other assets and receivables.....................................         2,129
                                                                   ------------
     TOTAL ASSETS................................................   213,036,315
     ------------
LIABILITIES
Payable for investments purchased................................     3,282,645
Payable for Fund shares redeemed.................................       306,402
Unrealized depreciation of forward currency exchange contracts...       196,382
Due to Adviser...................................................       168,430
Due to Distributor...............................................       124,414
Due to shareholder service agent.................................       101,910
Deferred Trustees' compensation..................................        12,889
Accrued expenses and other payables..............................       161,377
                                                                   ------------
     TOTAL LIABILITIES...........................................     4,354,449
                                                                   ------------
NET ASSETS, equivalent to $13.98 per share for Class A, $13.53 per share for Class B, and $13.66 per share for Class C
     shares......................................................  $208,681,866
                                                                   ============
NET ASSETS WERE COMPRISED OF
Shares of beneficial interest, at par; 7,632,191 Class A,
     6,857,163 Class B and 671,872 Class C shares outstanding....  $    151,612
Capital surplus..................................................   175,275,338
Undistributed net realized gain on securities....................     5,810,832
Net unrealized appreciation (depreciation) of securities
     Investments.................................................    26,143,328
     Forward currency exchange contracts.........................     1,609,719
     Foreign currency............................................         7,409
     Other foreign denominated assets and liabilities............       (18,486)
Accumulated net investment loss..................................      (297,886)
                                                                   ------------
NET ASSETS.......................................................  $208,681,866
                                                                   ============


                                     B-45     See Notes to Financial Statements

                           STATEMENT OF OPERATIONS

                           Year Ended May 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of $304,621 of foreign taxes withheld at source)...  $ 2,642,255
Interest..........................................................      411,302
                                                                    -----------
     Total investment income......................................    3,053,557
                                                                    -----------
EXPENSES
Management fees...................................................    1,605,816
Shareholder service agent's fees and expenses.....................      987,711
Accounting services...............................................       31,987
Service fees--Class A.............................................      193,897
Distribution and service fees--Class B............................      756,195
Distribution and service fees--Class C............................       74,033
Trustees' fees and expenses.......................................       36,883
Audit fees........................................................       51,803
Custodian fees....................................................      263,752
Legal fees........................................................        4,510
Reports to shareholders...........................................       79,200
Registration and filing fees......................................       83,146
Organization expenses.............................................       14,622
Miscellaneous.....................................................       27,260
Retirement plan expense reimbursement (see Note 4)................       (5,200)
                                                                    -----------
     Total expenses...............................................    4,205,615
                                                                    -----------
NET INVESTMENT LOSS...............................................   (1,152,058)
                                                                    ===========
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain on securities
     Investments..................................................   13,436,447
     Foreign currency and forward currency exchange contracts.....      917,724
Net unrealized appreciation (depreciation) of securities during the period
     Investments..................................................   16,851,899
     Foreign currency.............................................          551
     Forward currency exchange contracts..........................    1,547,114
     Other foreign denominated assets and liabilities.............      (10,699)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................   32,743,036
                                                                    ===========
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $31,590,978
                                                                    ===========


                                     B-46      See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                Year Ended May 31
                                                          --------------------------
                                                              1996          1995
-------------------------------------------------------------------------------------
NET ASSETS, beginning of period ...................      $131,365,013  $ 95,717,344
                                                         ------------  ------------
OPERATIONS
 Net investment loss...............................        (1,152,058)     (918,859)
 Net realized gain (loss) on securities............        14,354,171    (1,653,364)
 Net unrealized appreciation of securities during
  the period.......................................        18,388,865     6,127,108
                                                         ------------  ------------
 Increase in net assets resulting from operations..        31,590,978     3,554,885
                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (see Note 1H)
 Net realized gain on securities
 Class A...........................................        (1,775,643)           --
 Class B...........................................        (1,920,148)           --
 Class C...........................................          (187,369)           --
                                                         ------------  ------------
                                                           (3,883,160)           --
                                                         ------------  ------------
 Excess of book-basis net realized gain on
  securities
 Class A...........................................                --    (1,311,980)
 Class B...........................................                --    (1,438,472)
 Class C...........................................                --      (155,182)
                                                         ------------  ------------
                                                                   --    (2,905,634)
                                                         ------------  ------------
 Total distributions..............................         (3,883,160)   (2,905,634)
                                                         ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A...........................................        63,861,473    42,797,541
 Class B...........................................        29,925,908    29,086,706
 Class C...........................................         3,401,773     4,030,850
                                                         ------------  ------------
                                                           97,189,154    75,915,097
                                                         ------------  ------------
 Proceeds from shares issued for distributions
 reinvested
 Class A...........................................         1,683,743     1,240,023
 Class B...........................................         1,807,274     1,341,370
 Class C...........................................           159,854       131,350
                                                         ------------  ------------
                                                            3,650,871     2,712,743
                                                         ------------  ------------
 Cost of shares redeemed
 Class A...........................................       (32,888,196)  (26,555,840)
 Class B...........................................       (16,089,389)  (14,514,920)
 Class C...........................................        (2,253,405)   (2,558,662)
                                                         ------------  ------------
                                                          (51,230,990)  (43,629,422)
                                                         ------------  ------------
 Increase in net assets resulting from capital
 transactions......................................        49,609,035    34,998,418
                                                         ------------  ------------
INCREASE IN NET ASSETS.............................        77,316,853    35,647,669
                                                         ------------  ------------
NET ASSETS, end of period (including accumulated
  net investment loss of $297,886 and $69,365,
  respectively).....................................     $208,681,866  $131,365,013
                                                         ============  ============


                                     B-47     See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------


                                                          Class A
                           ----------------------------------------------------
                                                                         Aug. 5
                               Year Ended May 31                   1991/(1)/ to
                           ---------------------------------------       May 31,
                           1996/(2)/  1995/(2)/   1994    1993/(2)/    1992/(2)/
--------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning
of period...................  $11.79   $11.67     $10.76    $10.44       $ 9.33
                              ------   ------     ------    ------       ------
INCOME FROM INVESTMENT
OPERATIONS
 Investment income..........     .24      .23        .26      .235          .21
 Expenses...................    (.28)    (.27)      (.32)     (.29)       (.185)
                              ------    -----    -------    ------       ------
Net investment income
 (loss).....................    (.04)    (.04)      (.06)    (.055)        .025
Net realized and
 unrealized gain on
 securities.................   2.561      .42     1.0125     .7775        1.145
                               -----   ------     ------    ------       ------
Total from investment
operations..................   2.521      .38      .9525     .7225         1.17
                              ------   ------     ------    ------       ------
LESS DISTRIBUTIONS FROM
(see Note 1H)
 Net realized gain on
 securities.................  (.331)      --     (.0425)   (.4025)        (.06)
 Excess of book-basis net
 realized gain on
 securities.................      --     (.26)        --        --           --
                              ------   ------     ------    ------       ------
Total distributions.........   (.331)    (.26)    (.0425)   (.4025)        (.06)
                              ------   ------     ------    ------       ------
Net asset value, end of
period......................  $13.98   $11.79     $11.67    $10.76       $10.44
                              ======   ======     ======    ======       ======
TOTAL RETURN /(4)/..........  21.85%    3.36%      9.17%     7.13%       12.56%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
 (millions).................  $106.7    $60.1      $41.8     $12.7         $8.4
Average net assets
 (millions).................  $77.6    $54.5      $25.8      $9.2         $6.2
Ratios to average net
assets (annualized)/(3)/
 Expenses...................   2.22%    2.29%      2.46%     2.93%        2.07%
 Expenses, without expense
 reimbursement..............   2.23%       --         --     3.28%           --
 Net investment income
 (loss).....................   (.30%)   (.35%)     (.46%)    (.57%)        .29%
 Net investment loss,
   without expense
   reimbursement............   (.31%)      --         --     (.92%)          --
Average commission rate
   per equity stock traded..   $.02        --         --         --          --
Portfolio turnover rate.....     94%     120%       116%       120%        135%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) See Notes 2 and 4.
(4) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.


                                     B-48     See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                        Class B
                           -----------------------------------------------------
                                                                        Nov. 15,
                                    Year Ended May 31               1991/(1)/ to
                           ---------------------------------------       May 31,
                           1996/(2)/  1995/(2)/    1994  1993/(2)/     1992/(2)/
--------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value,
beginning of period......    $11.50     $11.48  $10.67     $10.46      $ 9.78
                             ------     ------  ------     ------      ------
INCOME FROM INVESTMENT
OPERATIONS
 Investment income.......       .23        .22     .22       .235         .16
 Expenses................      (.37)      (.35)   (.35)      (.37)      (.165)
                             ------     ------  ------     ------       ------
 Net investment loss.....      (.14)      (.13)   (.13)     (.135)       (.005)
 Net realized
 and unrealized gain on
 securities..............     2.501        .41   .9825      .7475        .745
                             ------     ------  ------     ------      ------
 Total from investment
 operations..............     2.361        .28   .8525      .6125         .74
                             ------     ------  ------     ------      ------
 LESS DISTRIBUTIONS FROM
(see Note 1H)
  Net realized gain on
  securities ............     (.331)        --  (.0425)    (.4025)       (.06)
  Excess of book-basis
  net realized gain on
  securities.............        --       (.26)     --         --          --
                             ------     ------  ------     ------      ------
Total distributions......     (.331)      (.26) (.0425)    (.4025)       (.06)
                             ------     ------  ------     ------      ------
Net asset value, end of
period...................    $13.53     $11.50  $11.48     $10.67      $10.46
                             ======     ======  ======     ======      ======
TOTAL RETURN /(4)/.......    20.90%      2.62%   8.21%      6.15%       7.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (millions)........     $92.8      $64.7   $48.8       $6.9        $1.2
Average net assets
 (millions)..............     $75.6      $59.4   $26.4       $2.8        $0.5
Ratios to average net
assets (annualized)/(3)/
 Expenses................     2.99%      3.05%   3.21%      3.88%       3.11%
 Expenses, without
   expense reimbursement.     2.99%         --      --      4.50%          --
 Net investment loss.....    (1.11%)    (1.11%) (1.19%)    (1.41%)      (.12%)
 Net investment loss,
 without expense
 reimbursement...........    (1.11%)        --      --     (2.02%)         --
Average commission rate
per equity stock traded..      $.02         --      --         --          --
Portfolio turnover rate..       94%       120%    116%       120%        135%

(1) Commencement of offering of shares.
(2) Based on average month-end shares outstanding.
(3) See Notes 2 and 4.
(4) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.


                                     B-49     See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                         Class C/(2)/
                                                   ----------------------------
                                                    Year Ended
                                                      May 31          June 21,
                                                   -------------  1993/(1)/ to
                                                   1996     1995  May 31, 1994
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.............. $11.61  $11.59       $10.29
                                                   ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
     Investment income............................    .24     .22          .24
     Expenses.....................................   (.38)   (.35)        (.37)
                                                   ------  ------       ------
Net investment loss...............................   (.14)   (.13)        (.13)
Net realized and unrealized gain on securities....  2.521     .41       1.4725
                                                   ------  ------       ------
Total from investment operations..................  2.381     .28       1.3425
                                                   ------  ------       ------
LESS DISTRIBUTIONS FROM (see Note 1H)
     Net realized gain on securities .............  (.331)     --       (.0425)
     Excess of book-basis net realized gain on
     securities...................................     --    (.26)          --
                                                   ------  ------       ------
Total distributions...............................  (.331)   (.26)      (.0425)
                                                   ------  ------       ------
Net asset value, end of period.................... $13.66  $11.61       $11.59
                                                   ======  ======       ======
TOTAL RETURN /(4)/................................ 20.87%   2.60%       13.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..............   $9.2    $6.6         $5.1
Average net assets (millions).....................   $7.4    $6.2         $2.4
Ratios to average net assets (annualized)/(3)/
     Expenses.....................................  3.00%   3.05%        3.21%
     Expenses, without expense reimbursement......  3.00%      --           --
     Net investment loss.......................... (1.10%) (1.13%)      (1.15%)
     Net investment loss, without expense
     reimbursement................................ (1.10%)     --           --
Average commission rate per equity stock traded...   $.02      --           --
Portfolio turnover rate...........................    94%    120%         116%

(1) Commencement of offering of shares.
(2) Based on average month-end shares outstanding.
(3) See Note 4.
(4) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.


                                   B-50      See Notes to Financial Statements

     NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital World Portfolio Series Trust (formerly American Capital World Portfolio Series) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which offers shares in two separate portfolios, one of which is described in this report: Van Kampen American Capital Global Equity Fund (the "Fund"). The investment objective of the Fund is to provide long-term growth through in-vestments in an internationally diversified portfolio of equity securities. Investments in foreign securities involve certain risks not ordinarily associ-ated with investments in securities of domestic issuers, including fluctua-tions in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.
A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the most recent bid price. Securities for which market quotations are not readily available are valued at fair value under a method approved by the Board of Trustees.
     Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest- ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time, until maturity, the investments are valued at amortized cost.
B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

-------------------------------------------------------------------------------
C. FOREIGN CURRENCY TRANSLATION-The market values of foreign securities, for-ward currency exchange contracts and other assets and liabilities stated in foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. The cost of securities is determined using his-torical exchange rates. Income and expenses are translated at prevailing ex-change rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency in-cludes the net realized amount from the sale of currency and the amount real-ized between trade date and settlement date on security transactions.
D. FORWARD CURRENCY EXCHANGE CONTRACTS-The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign cur-rency exchange rates on its foreign portfolio holdings or to settle transac-tions. A forward currency exchange contract is a commitment to buy or sell a foreign security at a set price on a future date. Changes in the value of the contract are recognized by marking the contract to market on a daily basis to reflect current currency translation rates. The Fund realizes gains or losses at the time the forward currency exchange contract is closed. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
E. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strate-gies to manage the market risk of the Fund's investments by increasing or de-creasing the percentage of assets effectively invested. The purchase of a futures contract increases the impact on net asset value of changes in the market price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted.
     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are in-curred, variation margin payments are received from or made to the broker.
Upon the closing or cash settlement of a contract, gains or losses are real-ized. The cost of securities acquired through delivery under a contract is ad-justed by the unrealized gain or loss on the contract.
F. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders.

-------------------------------------------------------------------------------
G. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date or when information becomes available, which-ever is later. Interest income is accrued daily.
     Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and realized gains generated from foreign investments.
Such withholding taxes are reflected on the Statement of Operations as a re-duction of the related income or gain.
H. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may result in dividends or distributions in excess of finan-cial statement earnings.
I. DEBT DISCOUNT OR PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market dis-counts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.
J. ORGANIZATION COSTS-Organization expenses of approximately $75,000 were de-ferred and are being amortized over a five-year period ending September, 1996.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager to the Fund. The Adviser has entered into a subadvisory agreement with John Govett & Co., Ltd. (the "Subadviser"), who provides advisoryservices to the Fund and the Adviser with respect to the Fund's investments in foreign securities. Management fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its management fee to the Subadviser.
     At the annual meeting in July 1995, Fund shareholders approved the reorganization of the Fund as a Delaware business trust and an expansion of the
Board   from eight to fourteen trustees (the "Consolidation"). Van Kampen
American Capital ("VKAC") agreed to initially bear the expenses, aggregating $69,224, relating to the Consolidation. However, if during the five-year period ending July 2000, the Fund realizes a benefit from the Consolidation, the Fund will reimburse VKAC the amount of the savings, not to exceed the amount of the Consolidation expenses. During the period, savings of $18,028 were realized by the Fund, and reimbursed to VKAC. Under the terms of the advisory agreement, if the total ordinary business expenses of the Fund, exclusive of taxes, interest and distribution plans, exceed the most restrictive expense

-------------------------------------------------------------------------------
limitation applicable in the states where the Fund's shares are qualified for sale, the Adviser will reimburse the Fund for the excess. Such reimbursement shall be made monthly. The most restrictive expense limitation in effect was California's which aggregated 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of the average daily net assets in excess of $100 million. No reimbursement was made during the current period.
     ACCESS Investor Services, an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, such fees aggregated $852,280.
     The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $34,742 and $13,980, respectively, as their portion of the commissions charged on sales of Fund shares during the period. As of January 2, 1996, the Retail Dealer was no longer an affiliate of the Adviser.
     Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and service fees incurred. Class B and C shares pay an additional fee of up to .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and C plans aggregated approximately $2.1 million and $86,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
     Legal fees during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.
     Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $179,348,197 and $144,729,981, respectively.
     For federal income tax purposes, the identified cost of portfolio securities and foreign currency was $181,149,726. Net unrealized appreciation aggregated $25,940,709, gross unrealized appreciation aggregated $31,100,514 and gross unrealized depreciation aggregated $5,159,805.

-------------------------------------------------------------------------------
     At the end of the period, the Fund held the following open forward currency exchange contracts:

                            SETTLEMENT       U.S. DOLLAR      UNREALIZED       UNREALIZED
CURRENCY (000)                    DATE             VALUE     APPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------
FRENCH FRANC
     15,030 (receivable).......   04/11/97   $ 2,952,200     $   47,800         $      --
JAPANESE YEN
     296,760 (receivable)......   09/24/96     2,792,361        207,639                --
     316,740 (payable).........   09/24/96     2,980,363             --           (19,638)
     19,980 (receivable).......   09/24/96       188,002          1,742                --
     481,450 (receivable)......   11/13/96     4,562,338        437,662                --
     478,700 (receivable)......   11/13/96     4,536,278        463,722                --
     474,300 (receivable)......   11/13/96     4,494,583        505,417                --
     209,790 (payable).........   11/13/96     1,988,021             --           (11,979)
     529,700 (payable).........   11/13/96     5,019,567         19,567                --
     66,560 (receivable).......   11/13/96       630,739          5,590                --
     405,600 (receivable)......   01/24/97     3,883,038        116,962                --
SWEDISH KRONA
     10,302 (receivable).......   11/13/96     1,530,391             --           (30,391)
UNITED KINGDOM
     2,668 (receivable)........   07/16/97     4,134,374             --          (134,374)
                                             -----------     ----------        ----------
     TOTAL FORWARD CURRENCY EXCHANGE
     CONTRACTS............................   $39,692,255     $1,806,101        $ (196,382)
                                             -----------     ----------        ----------

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $779 plus a fee of $22 per day for Board and Committee meetings attended. During the period, such fees aggregated $24,043.
     The Fund has a deferred compensation plan and a defined benefits retirement plan for its trustees not affiliated with the Adviser. These plans are not funded, and obligations under the plans will be paid solely out of the Fund's general account. The Fund will not reserve or set aside funds for the payment of its obligations under the plans by any form of trust or escrow.
     Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Each trustee covered under the plan elects to earn on the deferred balances an amount equal to the total re-turn of the Fund or equal to the income earned by the Fund on its short-term investments.
     Under the retirement plan, which became effective in January 1996, benefits which are based on years of service will be received by the trustee for a ten-year period. The maximum annual benefit for each trustee is $2,500. Retirement plan expenses for the period aggregated $5,200. During the calendar year 1996, the Adviser agreed to reimburse the Fund for these plan expenses.

-------------------------------------------------------------------------------

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (Class A) or at the time of redemption on a contingent deferred basis (Class B and C). All classes of shares have the same rights, except that Class B and C shares bear the cost of distribution fees and certain other class specific ex-penses. Class B and C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions. Re-alized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     The Fund has an unlimited number of shares of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                         YEAR ENDED MAY 31
                                                         1996        1995
--------------------------------------------------------------------------------
Shares sold
     Class A.......................................  4,966,925     3,727,775

     Class B.......................................  2,370,872     2,555,706

     Class C.......................................    268,622       350,959

                                                     ----------   ----------
                                                     7,606,419     6,634,440
                                                     ----------   ----------
Shares issued for distributions reinvested
     Class A.......................................    136,185      114,288

     Class B.......................................    150,464      126,187

     Class C.......................................     13,189       12,253

                                                      ---------   ----------
                                                       299,838      252,728
                                                      ---------   ----------

Shares redeemed
     Class A....................................... (2,565,199)  (2,333,611)

     Class B....................................... (1,288,844)  (1,306,968)

     Class C.......................................   (181,673)    (229,693)
                                                     ----------  -----------
                                                    (4,035,716)  (3,870,272)
                                                     ----------  -----------
Increase in shares outstanding.....................  3,870,541    3,016,896
                                                     ----------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 31, 1995, the reorganization became effective.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                       GLOBAL GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Global Government Securities Fund (the "Fund") is a professionally managed mutual fund. The Fund is a series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"). The Fund's primary investment objective is to seek a high level of current income. The Fund's secondary investment objectives are capital appreciation and protection of principal. The Fund seeks to achieve its investment objectives by investing primarily in an internationally diversified portfolio of high quality foreign and U.S. government bonds and by actively managing the maturity structure and currency exposure of its portfolio. There is no assurance that the Fund will achieve its investment objectives.



    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is
(800) 421-5666.

                             ---------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated September 28, 1996, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device For the Deaf at (800) 772-8889.

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM

                               ------------------

                  THIS PROSPECTUS IS DATED SEPTEMBER 28, 1996.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Trust........................................................   10
Investment Objectives and Policies...............................   10
Risk Factors.....................................................   13
Investment Practices.............................................   15
Investment Advisory Services.....................................   22
Alternative Sales Arrangements...................................   24
Purchase of Shares...............................................   27
Shareholder Services.............................................   38
Redemption of Shares.............................................   43
Distribution and Service Plans...................................   46
Distributions from the Fund......................................   48
Tax Status.......................................................   49
Fund Performance.................................................   50
Description of Shares of the Fund................................   53
Additional Information...........................................   54


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital Global Government Securities Fund (the "Fund") is a non-diversified series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.



MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVES. The primary investment objective of the Fund is to seek to provide a high level of current income. The Fund's secondary investment objectives are capital appreciation and protection of capital. There is no assurance that the Fund will achieve its objectives. See "Investment Objectives and Policies."



INVESTMENT POLICY. The Fund invests primarily in an internationally diversified portfolio of high quality foreign and U.S. government bonds. The Fund may invest in securities of supranational issuers. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.
S. Government securities or foreign government securities, and may purchase and write put and call options to buy or sell futures contracts.



RISK FACTORS. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the United States government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. See "Investment Objectives and Policies" and "Risk Factors."



INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."



ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested). Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of purchase. The Fund pays an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."



  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 4.00% of redemption proceeds on redemptions made within the first and second year after purchase, declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares will convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



  Class C Shares. Class C shares are offered at net asset value per share and are subject to a contingent deferred sales charge of 1.00% on redemption proceeds on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans." Class C shares convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



INVESTMENT ADVISERS. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser. John Govett & Co. Limited (the "Subadviser") provides sub-advisory services to the Adviser with respect to the Fund's investments in foreign securities. See "Investment Advisory Services."



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") is the distributor of the Fund's shares.



DISTRIBUTIONS FROM THE FUND. Income dividends are paid monthly; any net short-term or long-term capital gains are distributed at least annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Shareholder Services -- Reinvestment Plan" and "Distributions from the Fund."



  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------


                                   CLASS A       CLASS B         CLASS C
                                   SHARES        SHARES          SHARES
                                   -------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price).................  4.75%(1)       None           None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering price)...   None         None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)............   None(2)   Year 1--4.00%  Year 1--1.00%
                                              Year 2--4.00%    After--None
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed).............   None         None            None
Exchange fee......................   None         None            None


------------------------------------------------------------------------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                            CLASS A    CLASS B    CLASS C
                                            SHARES     SHARES     SHARES
                                            -------    -------    -------
Management Fees (as a percentage of average
  daily net assets)........................  0.75%      0.75%      0.75%
12b-1 Fees(1) (as a percentage of average
  daily net assets)........................  0.25%      1.00%(2)   1.00%(2)
Other Expenses (as a percentage of average
  daily net assets)........................  0.51%      0.52%      0.52%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)..................................  1.51%      2.27%      2.27%


------------------------------------------------------------------------------

(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."



(2) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 1.51% for
 Class A shares, 2.27% for Class B shares
 and 2.27% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A...............................   $ 62    $ 93    $126    $219
    Class B...............................   $ 64    $103    $139    $241*
    Class C...............................   $ 33    $ 71    $122    $261
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................   $ 62    $ 93    $126    $219
    Class B...............................   $ 23    $ 71    $122    $241*
    Class C...............................   $ 23    $ 71    $122    $261


------------------------------------------------------------------------------

* Based on conversion to Class A shares after eight years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the Securities and Exchange Commission (the "SEC") to utilize a 5% annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and the "Distribution and Service Plans."

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)

--------------------------------------------------------------------------------

  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified and is included in the Statement of Additional Information, which may be obtained by shareholders without charge by calling the telephone number on the cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                                       CLASS A SHARES
                                                                                          ----------------------------------------
                                                                                                     YEAR ENDED MAY 31
                                                                                          ----------------------------------------
                                                                                             1996           1995           1994
                                                                                          ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..................................................... $     8.24     $     8.26     $     9.01
                                                                                          ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.......................................................................        .69            .72            .92
 Expenses................................................................................       (.13)          (.12)          (.14)
                                                                                          ----------     ----------     ----------
Net investment income....................................................................        .56            .60            .78
Net realized and unrealized gain (loss) on securities....................................      (.328)         (.016)        (.5715)
                                                                                          ----------     ----------     ----------
Total from investment operations.........................................................       .232           .584          .2085
                                                                                          ----------     ----------     ----------
LESS DISTRIBUTIONS FROM
 Net investment income...................................................................      (.552)         (.604)         (.726)
 Excess of book-basis net realized gain on securities....................................         --             --         (.2325)
                                                                                          ----------     ----------     ----------
Total distributions......................................................................      (.552)         (.604)        (.9585)
                                                                                          ----------     ----------     ----------
Net asset value, end of period........................................................... $     7.92     $     8.24     $     8.26
                                                                                          ==========     ==========     ==========
TOTAL RETURN(3)..........................................................................       2.81%          7.52%          1.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).....................................................      $36.4     $     47.9     $     62.8
Average net assets (millions)............................................................       43.1           54.5           55.6
Ratio to average net assets (annualized)
 Expenses................................................................................       1.51%          1.42%          1.45%
 Expenses, without expense reimbursement.................................................       1.52%            --             --
 Net investment income...................................................................       6.66%          7.18%          8.12%
 Net investment income, without expense reimbursement....................................       6.65%            --             --
Portfolio turnover rate..................................................................        239%           209%           236%

                                                                                                    CLASS A SHARES
                                                                                          -------------------------------------
                                                                                          YEAR ENDED           NOV. 15, 1991(1)
                                                                                            MAY 31                TO MAY 31,
                                                                                            1993(2)                 1992(2)
                                                                                           ----------           ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....................................................  $     9.07           $          9.43
                                                                                           ----------           ---------------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.......................................................................         .98                       .62
 Expenses................................................................................       (.135)                     (.03)
                                                                                           ----------           ---------------
Net investment income....................................................................        .845                       .59
Net realized and unrealized gain (loss) on securities....................................       (.123)                   (.5245)
                                                                                           ----------           ---------------
Total from investment operations.........................................................        .722                     .0655
                                                                                           ----------           ---------------
LESS DISTRIBUTIONS FROM
 Net investment income...................................................................       (.782)                   (.4255)
 Excess of book-basis net realized gain on securities....................................          --                        --
                                                                                           ----------           ---------------
Total distributions......................................................................       (.782)                   (.4255)
                                                                                           ----------           ---------------
Net asset value, end of period...........................................................  $     9.01           $          9.07
                                                                                           ==========           ===============

TOTAL RETURN(3)..........................................................................        8.47%                      .71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).....................................................  $     36.1           $          25.0
Average net assets (millions)............................................................        32.4                      14.0
Ratio to average net assets (annualized)
 Expenses................................................................................        1.52%                      .50%
 Expenses, without expense reimbursement.................................................          --                      1.29%
 Net investment income...................................................................        9.33%                    10.41%
 Net investment income, without expense reimbursement....................................          --                      9.62%
Portfolio turnover rate..................................................................         301%                      289%


---------------

(1)  Commencement of offering of sales.


(2)  Based on average month-end shares outstanding.

(3) Total returns for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.
                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------



                                                                        CLASS B SHARES
                                                --------------------------------------------------------------

                                                              YEAR ENDED MAY 31                NOV. 15, 1991(1)
                                                ----------------------------------------------   TO MAY 31,
                                                   1996        1995        1994      1993(2)       1992(2)
                                                ----------  ----------  ----------  ---------- ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........    $8.28       $8.30       $9.04       $9.09         $9.43
                                                  -----       -----       -----       -----         -----
INCOME FROM INVESTMENT OPERATIONS
 Investment income............................      .68         .71         .90         .98           .605
 Expenses.....................................     (.19)       (.18)       (.21)       (.20)         (.055)
                                                  -----       -----       -----       -----          -----
Net investment income.........................      .49         .53         .69         .78           .55
Net realized and unrealized gain (loss) on
 securities...................................     (.318)      (.006)      (.5435)     (.12)         (.5005)
                                                   -----       -----        -----     -----           -----
Total from investment operations..............      .172        .524        .1465       .66           .0495
                                                   -----       -----       -----      -----           -----
LESS DISTRIBUTIONS FROM
 Net investment income........................     (.492)      (.544)      (.654)      (.71)         (.3895)
 Excess of book-basis net realized gain on
   securities.................................       --          --        (.2325)      --           --

Total distributions...........................     (.492)      (.544)      (.8865)     (.71)         (.3895)
                                                   -----       -----       ------     -----         -------
Net asset value, end of period................    $7.96       $8.28       $8.30       $9.04         $9.09
                                                  =====       =====       =====       =====         =======
TOTAL RETURN(3)...............................     2.06%       6.69%       1.07%       7.95%          .53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..........   $97.7      $123.4      $147.5       $56.7         $22.5
Average Net Assets (millions).................   110.1       133.3       107.1        39.6          11.0
Ratio to average net assets (annualized)
 Expenses.....................................     2.27%       2.18%       2.22%       2.19%         1.02%
 Expense, without expense reimbursement.......     2.27%        --          --          --           1.82%
 Net investment income........................     5.91%       6.41%       7.30%       8.66%         9.86%
 Net investment income, without expense reim-
   bursement..................................     5.91%        --          --          --           9.07%
Portfolio turnover rate.......................      239%        209%        236%        301%          289%

                                                                                   Class C Shares
                                                                 ---------------------------------------------------
                                                                          YEAR ENDED MAY 31           APRIL 12, 1993
                                                                 -----------------------------------    TO MAY 31,
                                                                   1996           1995      1994(2)       1993(2)
                                                                 ---------     ----------  ---------  --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.........                     $8.22         $8.25       $8.99          $9.00
                                                                  -----         -----       -----          -----
INCOME FROM INVESTMENT OPERATIONS
 Investment income...........................                       .64           .69         .83            .12
 Expenses....................................                      (.18)         (.18)       (.20)          (.025)
                                                                  -----         -----       -----           -----
Net investment income........................                       .46           .51         .63            .095
Net realized and unrealized gain (loss) on
 securities..................................                      (.278)         .004       (.4835)         .011
                                                                   -----         -----       -----          -----
Total from investment operations.............                       .182          .514        .1465          .106
                                                                   -----         -----       -----          -----
LESS DISTRIBUTIONS FROM
 Net investment income.......................                      (.492)        (.544)      (.654)         (.116)
 Excess of book-basis net realized gain on
   securities................................                        --            --        (.2325)          --
                                                                   -----         -----       -----          -----
Total distributions..........................                      (.492)        (.544)      (.8865)        (.116)
                                                                   -----         -----       -----          -----
Net asset value, end of period...............                     $7.91         $8.22       $8.25          $8.99
                                                                  =====         =====       =====          =====
TOTAL RETURN(3)..............................                      2.20%         6.60%       1.19%          8.78%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).........                     $9.5         $18.5       $23.5           $1.4
Average Net Assets (millions)................                     14.1          21.2        14.1             .4
Ratio to average net assets (annualized)
 Expenses....................................                      2.27%         2.18%       2.22%          2.63%
 Expense, without expense reimbursement......                      2.27%           --         --              --
 Net investment income.......................                      5.91%         6.42%       7.13%         10.06%
 Net investment income, without expense reim-
   bursement.................................                      5.91%           --         --              --
Portfolio turnover rate......................                       239%          209%        236%           301%


---------------

(1)  Commencement of offering of sales.
(2)  Based on average month-end shares outstanding.

(3) Total returns for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.

------------------------------------------------------------------------------
THE TRUST
------------------------------------------------------------------------------


  The Trust is an open-end, management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals. The Fund is a non-diversified portfolio of the Trust and is one of two series of shares of beneficial interest which the Trust is currently authorized to issue. The other series is Van Kampen American Capital Global Equity Fund ("Global Equity").



  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain Prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.


------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------


  The primary investment objective of the Fund is to provide a high level of current income. The Fund's secondary objectives are capital appreciation and protection of principal. The Fund seeks to achieve its objectives by investing primarily in an internationally diversified portfolio of high quality foreign and U.S. government debt securities and by actively managing the maturity structure and currency exposure of its portfolio. Under normal circumstances, the Fund invests at least 65% of its assets in government securities. Government securities include debt securities issued or guaranteed by the United States or foreign governments or their agencies, authorities or instrumentalities. The Fund may invest all or a portion of its remaining assets in high quality debt securities of U.S. and foreign corporations.



  Under normal market conditions, the Fund invests in obligations of at least three countries. These countries may include the United States, the countries of Western Europe, Japan, Australia, New Zealand and Canada. Obligations of any other country may also be considered for investment. Securities of any one issuer (other than the United States government) will represent no more than 25% of the Fund's total assets. The Fund may purchase securities that are issued by the government of one nation but denominated in the currency of another nation (or in a multinational currency unit).



  The Fund may also invest in debt obligations of supranational lending entities organized or supported by several national governments. The supranational entities in which the Fund may invest include the following: International Bank for Reconstruction and Development (World Bank), established to promote reconstruction and economic development in its member nations; European Coal and Steel Community, a partnership of 12 European countries created to establish a common market for coal and steel and to further the economic development of its member countries; European Investment Bank, established to finance investment projects that contribute to the balanced development of the European Economic Community; European Bank for Reconstruction & Development, whose objectives are to foster the transition toward open market economies and to promote private and entrepreneurial initiative in countries of central and eastern Europe; Inter-American Development Bank, established to further the development of its Latin American member countries; African Development Bank, established to contribute to the economic development and social progress of its African member countries; and Asian Development Bank, established to promote economic growth and cooperation in Asia and the Far East. The Fund may from time to time invest up to 25% of its total assets in these and other supranational entities.


  The Adviser, subject to the direction of the Trustees, provides the Fund with an overall investment program consistent with the Fund's objectives and policies. The Adviser is solely responsible for advising the Fund with respect to investments in the United States. The Subadviser, subject to overall review by the Adviser and the Trustees and other authorized officers, is responsible for recommending an optimal asset allocation and currency exposure of the Fund's assets and is responsible for providing advice with respect to the Fund's investments in countries other than the United States. The Adviser and the Subadviser are sometimes referred to as the Advisers.

  The Fund limits its purchases of debt securities to high quality obligations. For debt obligations other than commercial paper, this includes securities that are rated Aa3 or better by Moody's Investors Service ("Moody's") or AA- or better by Standard & Poor's Corporation ("S&P"), or that are not rated but considered by the Advisers to be of equivalent quality. A description of the Moody's and S&P ratings is included in the Statement of Additional Information.

  The Fund's portfolio is managed in accordance with a global investment strategy, which means that the Fund's investments are allocated among securities denominated in the United States dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Fund's exposure with respect to each currency is adjusted based on Fund management's perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with Fund management's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Fund management in determining whether to increase or decrease the emphasis placed upon a particular type of security within the Fund's investment portfolio.

  The returns available from foreign currency denominated debt obligations can be adversely affected by changes in exchange rates. The Advisers believe that the use of foreign currency hedging techniques, including "cross-hedges" (see "Investment Practices -- Forward Foreign Currency Exchange Contracts," herein), can help protect against changes in the United States dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the United States dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a foreign currency contract, or by a cross-hedge involving a forward currency contract, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. It is the Advisers' belief that hedges and cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the United States dollar against foreign currencies. However, a hedge or cross-hedge cannot protect completely against exchange rate risks, and if Fund management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

  The investment objectives and policies, the percentage limitations and the kinds of securities in which the Fund may invest may be changed by the Trustees without shareholder action unless expressly governed by those limitations as described under "Investment Practices and Restrictions" which can be changed only by action of the shareholders. A change in the Fund's investment objectives may result in the Fund having investment objectives different from that which a shareholder deemed appropriate at the time of investment. See also the Statement of Additional Information.


  TEMPORARY SHORT-TERM INVESTMENTS. It is the Fund's policy generally to invest in a globally diversified portfolio of longer term debt securities. In the interest of preserving shareholders' capital and consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Under a defensive strategy, the Fund may hold cash (United States dollars or foreign currencies) or invest a portion or all of its assets in high quality money market instruments. It is impossible to predict when or for how long the Fund will employ defensive strategies. Money market instruments in which the Fund may invest include, but are not limited to, the following instruments of United States or foreign issuers: government securities; commercial paper; bank certificates of deposit and bankers' acceptances; and repurchase agreements related to any of the foregoing. The Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated, is considered by the Adviser to be of equivalent quality. In addition, for temporary defensive reasons, such as during times of international political or economic uncertainty, most or all of the Fund's investments may be made in the United States and denominated in United States dollars.

  Under such a temporary defensive strategy, the Fund would invest at least 25% of its assets in securities issued by banks. See "Investment
Practices -- Investment Restrictions." Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks. In such event, the Fund would have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares would be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; concentration of loan portfolios in lesser developed country loans and highly leveraged transaction loans; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

------------------------------------------------------------------------------
RISK FACTORS
------------------------------------------------------------------------------

  FOREIGN SECURITIES AND CURRENCIES. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the United States government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and dealer mark-ups are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.


  NON-DIVERSIFICATION. The Fund is a "non-diversified" investment company portfolio, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Distributions from the Fund" and "Tax Status." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets are invested in securities of a single issuer (other than the U.S. Government, its agencies and instrumentalities), and (ii) at least 50% of the market value of its total assets is invested in cash, securities of the U.S. Government, its agencies and instrumentalities and other securities limited in respect of any one issuer to an amount not greater than five percent of the market value of the Fund's total assets and not more than ten percent of the outstanding voting securities of such issuer. For purposes of the Fund's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of a default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds ten percent of the value of the Fund's net assets. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order obtained by the Fund authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Advisers are responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund. The Fund's portfolio securities generally are traded in the over-the-counter market through dealers. A dealer is a securities firm or bank which makes a market for securities by opening a position at one price and closing the position at a slightly more favorable price. The difference between the prices is known as a spread. Foreign currency and forward currency exchange contracts are traded in a similar fashion in a dealer market maintained primarily by large commercial banks. The Fund will pay brokerage commissions in connection with transactions in exchange-traded options, futures contracts and related options. Spreads or commissions for transactions executed in foreign markets often are higher than in the United States. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution of services on a continuing basis. The Advisers are authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if they reasonably believe that the quality of the execution and the commission are comparable to that available from other qualified firms. The Advisers are authorized to pay higher commissions to brokerage firms that provide investment and research information than to firms which do not provide such services if the Advisers determine that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Advisers in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of brokerage commissions or dealer spreads and other transaction costs on the sale of securities as well as on the investment of the proceeds in other securities. The portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the average value of portfolio securities, excluding debt securities whose maturities at acquisition were one year or less. The Fund expects its portfolio turnover rate to be as much as 400% in any given year. An annual turnover rate of 400% occurs, for example, when the dollar equivalent of all securities in the Fund's portfolio are replaced four times over the period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. A high portfolio turnover rate may also result in the realization of substantial net short-term capital gains. See "Distributions from the Fund" and "Tax Status."


  LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Fund's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower fail financially.



  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. As used herein, securities are considered illiquid if, in the ordinary course of business, the Fund would not be able to dispose of the security and receive the proceeds of the sale within seven days. Since market quotations are not readily available for illiquid securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value.


  SHORT SALES AGAINST THE BOX. The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if doing so would cause more than 25% of its total assets, taken at market value, to be involved in such sales.


  The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio. However, the Fund will not purchase and deliver new securities to satisfy its short order if such purchase and sale would cause such Fund to derive more than 30% of its gross income from the sale of securities held for less than three months.


  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of United States government securities or foreign government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges. These investment techniques are used to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date.


  OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies to increase the Fund's gross income and for the purpose of protecting against declines in the United States dollar value of foreign currency denominated portfolio securities and against increases in the United States dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by the Fund are traded on United States and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. See the Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

  OPTIONS ON PORTFOLIO SECURITIES. The Fund may write call options on certain of its portfolio securities at such time and from time to time as Fund management shall determine to be appropriate and consistent with the investment objective of the Fund. Generally, the Fund expects that options written by it will be conducted on recognized securities exchanges.


  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC options sold by the Fund, are illiquid securities subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.


  The Fund will receive a premium (less any commissions) from the writing of such contracts, consistent with the Fund's investment objective. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although the Fund believes that the writing of call options listed on an exchange or traded in the over-the-counter market, where the Fund owns the underlying security, tends to reduce such risks. The writer foregoes the opportunity to profit from an increase in market price of the underlying security above the exercise price so long as the option remains open. See the Statement of Additional Information for more information.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the United States dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed United States dollar amount where the Fund believes that the United States dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the United States dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").


  The Fund's custodian will place cash or United States government securities or other high-quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


  POTENTIAL RISKS OF OPTIONS, FUTURES AND FORWARD CONTRACTS. The successful use of the foregoing investment techniques depends on the ability of the Fund's Advisers to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See the Statement of Additional Information.

  SECURITY FORWARD COMMITMENTS. The Fund may purchase or sell securities on a "when issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

  The Fund may either settle a Forward Commitment according to its original terms, or it may resell or repurchase a Forward Commitment on or before the settlement date if deemed advisable by the Advisers. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction; should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.


  INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions that may not be changed without the approval by a majority vote (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding shares of the Fund. See the Statement of Additional Information. The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Fund may not:


  1. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry except that, if the value of securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Although this policy is not applicable to securities issued by government or political subdivisions because such issues are not members of any industry, the Fund does not intend to invest more than 25% of its total assets in the securities issued or guaranteed by any government (except U.S. Government, its agencies or instrumentalities). For purposes of this restriction, issuers are not considered to be of a single industry if their primary economic characteristics are materially different.

  2. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than ten percent of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

  3. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

  4. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (i) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (ii) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed ten percent of its total assets and (iii) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions does not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed five percent of the fair market value of the Fund's total assets, and provided further that the Fund may not enter into net aggregate long and short futures contracts or related options if more than 50% of the Fund's total assets would be so invested.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the Funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.



  Van Kampen American Capital is a wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.


  THE SUBADVISER. The Subadviser provides investment advisory services to the Adviser of the Fund with respect to the Fund's investments in foreign securities, including recommending optimal geographic asset allocation and currency exposure. The Subadviser is a United Kingdom-based investment management company whose investment management activities originated in the 1920s. The Subadviser was incorporated in London, England, in 1955, and from 1986 to December 29, 1995 was a wholly-owned subsidiary of London Pacific Group Limited, a Jersey, Channel Islands corporation whose ordinary shares are listed on the London Stock Exchange and NASDAQ. The Subadviser currently is a wholly-owned subsidiary of John Govett Holdings Limited, which is a majority owned entity of AIB Group Holdings (U.K.) Limited located at Bankcentre-Britain, Uxbridge, Middlesex UB8 1SA. AIB Group Holding (U.K.) Limited is wholly-owned by AIB, a publicly held bank headquartered in Bankcentre, Ballsbridge. Dublin 4, Ireland. Located at 4 Battle Bridge Lane, London SE1 2HR, England, the Subadviser is a wholly owned subsidiary of Govett & Company Limited, a corporation listed on the London Stock Exchange. The Govett Group, which manages or administers investment funds valued at approximately $8.6 billion, maintains offices in London, Singapore, Jersey (Channel Islands), Sacramento, Raleigh, and San Francisco.



  ADVISORY AGREEMENTS. The Trust retains the Adviser to manage the investment of the Fund's assets and to place orders for the purchase and sale of the Fund's portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), the Trust pays the Adviser a monthly fee computed at the annual rate of 0.75% of the Fund's average daily net assets. This fee is higher than that charged by most other mutual funds but the Fund's Trustees believe it is justified by the special international nature of the Fund and it is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Fund. Under the Advisory Agreement, the Trust also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, distribution charges, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee, and total operating expense, ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.



  The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser will be primarily responsible for recommending the allocation of investments among various international markets and currencies; recommendation and selection of particular securities in the international markets; and trading in the foreign fixed-income markets. Pursuant to the Sub-advisory Agreement, the Subadviser receives on an annual basis 50% of the compensation received by the Adviser.

  From time to time as the Adviser, the Subadviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish. The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.



  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


  PORTFOLIO MANAGEMENT. John R. Reynoldson is primarily responsible for the day-to-day management of the Fund's investment portfolio with respect to investments in the United States. Mr. Reynoldson is Vice President of the Fund and has been Senior Investment Vice President of the Adviser since July 1991. He was previously an investment vice president with the Adviser. Mr. Reynoldson has been primarily responsible for managing the Fund's investment portfolio with respect to investments in the United States since its inception.


  The Subadviser utilizes a team of fixed-income managers specializing in emerging markets for the day-to-day management of the Fund's investments in countries other than the United States. The team also is responsible for allocating the Fund's investments between United States and non-United States debt obligations.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.



  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class B shares.



  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class C shares.



  CONVERSION FEATURE. Class B shares and Class C shares automatically convert to Class A shares eight years or ten years, respectively, after the end of the calendar month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares, as the case may be, from the burden of the ongoing distribution fee.



  For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares or Class C shares in the sub-account will also convert to Class A shares.



  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.



  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares or Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value, as described herein under "Purchase of Shares -- Class A Shares." It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares.



  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares are offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.



  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see "Shareholder Services -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short contingent deferred sales charge schedule.



  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."



  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of other mutual funds distributed by the Distributor.


------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL


  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. Shares of the Fund may be sold in foreign countries where permissible. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



  Shares of the Fund may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this prospectus and forwarding the application through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.



  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Securities listed or traded on a national securities exchange are valued at the mean of representative quoted bid or asked prices. Unlisted securities and listed securities for which such prices are not available are valued at prices of comparable securities. Options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices. Short-term investments are valued at cost plus interest earned (amortized cost), which approximates market value.


  The net asset value of the Fund is computed by (i) valuing long-term debt obligations at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Advisers deem it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, (ii) valuing short-term debt obligations with remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, using the prices for securities of comparable maturity, quality and type, (iii) valuing short-term debt securities with 60 days or less remaining to maturity by amortizing such securities to maturity based on their cost to the Fund. Options and futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices. Over-the-counter options are valued at the average of the last bid prices obtained from dealers. Any other assets will be valued at fair value as determined in good faith by the Trustees.


  Generally, the net asset values per share of the Class A shares, Class B shares, and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer, provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.



  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, and (iii) Class B shares and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.


  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE


                                                               REALLOWED TO
                                      AS % OF     AS % OF       DEALERS (AS
              SIZE OF                OFFERING    NET AMOUNT    % OF OFFERING
            INVESTMENT                 PRICE      INVESTED        PRICE)
-----------------------------------------------------------------------------
Less than $100,000.................    4.75%       4.99%           4.25%
$100,000 but less than $250,000....    3.75%       3.90%           3.25%
$250,000 but less than $500,000....    2.75%       2.83%           2.25%
$500,000 but less than
  $1,000,000.......................    2.00%       2.04%           1.75%
$1,000,000 or more*................      *           *               *
-----------------------------------------------------------------------------



   * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, and 0.50% on the excess over $3 million. See "Purchase of Shares--Deferred Shares Charge Alternatives" for additional information with respect to contingent deferred sales charges.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.



  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


QUANTITY DISCOUNTS

  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their authorized dealers, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.


  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.



OTHER PURCHASE PROGRAMS


  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, at net asset value and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.


  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.


  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.



  (9) Participants with accounts established after October 12, 1995, in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: one percent on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.



 (10) Individuals who are members of a "qualified group" may purchase Class A Shares of the Fund without the imposition of a front end sales charge. For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other funds in the Van Kampen American Capital Family of Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES


  Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------


                                       CONTINGENT DEFERRED SALES CHARGE
                                              AS A PERCENTAGE OF
YEAR SINCE PURCHASE                    DOLLAR AMOUNT SUBJECT TO CHARGE
-----------------------------------------------------------------------
First.................................               4.00%
Second................................               4.00%
Third.................................               3.00%
Fourth................................               2.50%
Fifth.................................               1.50%
Sixth and After.......................               None


------------------------------------------------------------------------------


  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third of shares held longest during the five-year period.



  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).



  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers and at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.


CLASS C SHARES


  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of

1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.


  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and second, of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.


  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The contingent deferred sales charge is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of those services. As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.



  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund, will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholder also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.


  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund.



  Both accounts must be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of any other Van Kampen American Capital Fund, provided that shares of certain Van Kampen American Capital fixed-income funds are subject to a 30-day holding period requirement before exchange. Shares of the Government Target may be exchanged for Class A shares of the Fund without sales charge. The Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B shares or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B shares or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, Tax Free Money Fund or Reserve Fund may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.



  Class B shareholders and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Van Kampen American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B shareholders and Class C shareholders would remain subject to the contingent deferred sales charge imposed by the original fund upon their redemption from the Van Kampen American Capital complex of funds. The contingent deferred sales charge is based on the holding period requirements of the original fund.


  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS, or by contacting the telephone transaction line at

(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."


  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under this plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.



  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the AUTHORIZATION FOR REDEMPTION BY CHECK form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to the Class A shareholder. These checks may be made payable by the shareholder to the order of any person in any amount of $100 or more.


  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of shares. Any gain or loss realized on the sale of Class A shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of shares held less than 15 days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement Plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------


  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.



  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a contingent deferred sales charge. In addition, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401(k) retirement plans. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. See "Purchase of Shares." A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.



  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen

American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, usually a period of 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.


  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.



  In cases of disability, the contingent deferred sales charge on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.



  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.



  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.



  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of May 31, 1996, there were $4,500,000 and $185,000 of unreimbursed distribution expenses with respect to Class B shares and Class C shares, respectively, representing 4.09% and 1.31% of the Fund's average net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the

Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



  The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.


------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Interest earned from debt securities are the Fund's main source of income. This income, less expenses, is distributed monthly as dividends to shareholders. Unless the shareholder instructs otherwise, dividends and capital gains distributions are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."


  The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution charges and incremental transfer agency fees applicable to such classes of shares.


  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund distributes to shareholders at least once a year the excess, if any, of its total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years under tax laws. As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  The Fund has qualified, and intends to continue to be qualified, to be taxed as a regulated investment company under the Code. By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its net investment income (which includes for this purpose net short-term capital gains, but not net capital gains, which is the excess of net long-term capital gains over net short-term capital losses) and net capital gains. The Fund intends to distribute substantially all of its net investment income and net capital gains, if any, at least annually. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by a shareholder and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Dividends from net investment income are taxable to shareholders as ordinary income. Distributions from net capital gains constitute long-term capital gains for federal income tax purposes. All such dividends and distributions are taxable to the shareholder whether or not reinvested in shares. However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.


  Shareholders are notified annually of the federal tax status of dividends and capital gains distributions.


  To avoid being subject to a 31% federal backup withholding on dividends, distributions and redemption payments, shareholders must, among other things, furnish the Fund with a certification of their correct taxpayer identification number.



  Dividends and distributions paid by the Fund have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution paid shortly after the purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased) even though such dividend or distribution may be subject to income taxes as discussed herein.



  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be eligible and may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. The Fund will report annually to its shareholders the amount per share of any such taxes.



  Under Code Section 988, certain realized gains or losses on the sale or retirement of bonds held by the Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the distributions declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, your tax basis in your Fund shares will be reduced to the extent that an amount distributed to you is treated as a return of capital.



  The foregoing is a brief summary of some of the federal income tax considerations affecting the Fund and its investors who are U.S. residents or U.S. corporations. Investors should consult their tax advisors for more detailed tax advice including state and local tax considerations. Foreign investors should consult their own counsel for further information as to the U.S. and their country of residence or citizenship tax consequences of receipt of dividends and distributions from the Fund. See "Dividends, Distributions and Federal Taxes" in the Statement of Additional Information.


------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year and for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  To increase the yield of the Fund, the Adviser, may from time to time, limit its management fee. A yield quotation which reflects an expense reimbursement or subsidization by the Adviser will be higher than a yield quotation without such expense reimbursement or subsidization. The Adviser may stop limiting its management fees at any time without prior notice.


  Yield and total return are calculated separately for Class A shares, Class B shares and Class C shares. Class A shares total return figures include the maximum sales charge of 4.75%. Total return figures for Class B shares and Class C shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments, plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.



  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds or with the Consumer Price Index, the Dow Jones Industrial Average Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund. The Fund may also refer to results of top performing world bond markets as compiled by Morgan Stanley Capital International or other independent statistical services.


  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------


  The Trust was originally incorporated in the State of Maryland on May 25, 1990. The Fund was reorganized under the laws of the state of Delaware as a business trust on August 31, 1995. The Trust currently offers two separate portfolios: the Van Kampen American Capital Global Equity Fund and the Fund. Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights.



  The Fund is authorized to issue an unlimited number of Class A shares, Class B shares and Class C shares. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. The par value for each class of shares is $.01 per share.



  The Fund is permitted to issue an unlimited number of classes. Other classes of shares may be established from time to time in accordance with provisions of the Trust's Declaration of Trust. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.


  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666
PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666
DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS, OR
REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666
FOR SHAREHOLDER AND DEALER
INQUIRIES THROUGH
TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
DIAL (800) 772-8889
FOR TELEPHONE TRANSACTIONS
DIAL (800) 421-5684
VAN KAMPEN AMERICAN CAPITAL
  GLOBAL GOVERNMENT
  SECURITIES FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
  ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Subadviser
JOHN GOVETT & CO. LIMITED
4 Battle Bridge Lane
London SE1 2HR
England
Distributor
VAN KAMPEN AMERICAN CAPITAL
  DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Global Government Securities Fund
Custodian
STATE STREET BANK AND
  TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Global Government Securities Fund
Legal Counsel
SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants
PRICE WATERHOUSE LLP
1201 Louisiana
Suite 2900
Houston, TX 77002

 ------------------------------------------------------------------------------

                               GLOBAL GOVERNMENT
                                SECURITIES FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                               SEPTEMBER 28, 1996


------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


         VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND



     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the current Prospectus for the Fund (the "Prospectus"). This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.


                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
General Information...................................................................   B-2
Investment Objectives and Policies....................................................   B-3
Options, Futures and Related Options..................................................   B-4
Repurchase Agreements.................................................................  B-11
Loans of Portfolio Securities.........................................................  B-11
Investment Restrictions...............................................................  B-12
Trustees and Officers.................................................................  B-14
Legal Counsel.........................................................................  B-21
Investment Advisory and Other Services................................................  B-21
Distributor...........................................................................  B-23
Distribution and Service Plans........................................................  B-23
Transfer Agent........................................................................  B-24
Portfolio Transactions and Brokerage..................................................  B-24
Determination of Net Asset Value......................................................  B-25
Purchase and Redemption of Shares.....................................................  B-26
Exchange Privilege....................................................................  B-30
Dividends, Distributions and Federal Taxes............................................  B-30
Fund Performance......................................................................  B-32
Other Information.....................................................................  B-33
Report of Independent Accountants.....................................................  B-35
Financial Statements..................................................................  B-36
Notes to Financial Statements.........................................................  B-43



     This Statement of Additional Information is dated September 28, 1996.

GENERAL INFORMATION


     Van Kampen American Capital Global Government Securities Fund, a series of Van Kampen American Capital World Portfolio Series (the "Trust"), was originally incorporated in Maryland on May 25, 1990 and reorganized under the laws of the State of Delaware as a business trust and adopted its present name as of August 31, 1995.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associated L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Advantage Capital Corporation, a retail broker-dealer affiliate of the Distributor, is a wholly owned subsidiary of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.


     John Govett & Co. Limited (the "Subadviser") is a wholly owned subsidiary of Govett & Company Limited, a corporation listed on the London Stock Exchange.


     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations.



     As of September 17, 1996, no one person was known to own beneficially or to hold of record 5% or more of the outstanding shares of any class of the Fund except for those listed below:



                    NAME AND ADDRESS                                       NUMBER OF
                       OF HOLDER                              CLASS       SHARES HELD       PERCENT
--------------------------------------------------------      -----       -----------       -------
Van Kampen American Capital Trust                              A           1,013,973         23.44%
  Company                                                      B           1,875,939         16.17%
  2800 Post Oak Blvd.                                          C              64,150          5.81%
  Houston, TX 77056
AM Council on Education Inc.                                   C              63,627          5.76%
  One DuPont Circle
  Washington, DC 20036



     Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

INVESTMENT OBJECTIVES AND POLICIES


     The investment objective of the Fund is to provide a high level of current income through investments primarily in high quality foreign and U.S. Government bonds. The Fund's secondary objectives are capital appreciation and protection of principal through active management of the maturity structure and currency exposure of its portfolio.


DESCRIPTION OF BOND RATINGS

     Moody's Investors Service ("Moody's") rates the long-term debt securities issued by various entities from "Aaa" to "C". High quality ratings are as follows:

          Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

     Standard & Poor's Corporation ("S&P") rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. High quality ratings are as follows:

          AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

          AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

COMMERCIAL PAPER RATINGS

     Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     S&P ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

     The Fund may write and invest in options, futures contracts and related options thereon. For further discussion of options, futures and related options see "Investment Practices" in the Prospectus and "Options, Futures and Related Options" herein.

OPTIONS, FUTURES AND RELATED OPTIONS

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone. Such returns could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Actively writing options on portfolio securities is likely to result in a substantially higher portfolio turnover rate than that of most other investment companies.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund writes call options either on a covered basis, or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the underlying subject to the call option. An option is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash, cash equivalents or high quality, liquid debt securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or high quality, liquid debt securities in any amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

     Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Conversely, put options could be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options could be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempt from registration as a "commodity pool".

     The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, Foreign Government Securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale or a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash, cash equivalents or liquid high grade debt securities equal to a percentage which may range upward from five percent of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund has purchased a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, currency or index, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index, upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater (lesser) dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater (lesser) than the historical volatility of the securities, currency or index, underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currencies or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities, currencies or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between the movements in the futures contracts and movements in the securities or currencies underlying them, a correct forecast of general market trends by the Advisers may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the

Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments on variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Advisers' ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a rise in interest rates, and interest rates instead fall, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described in the Prospectus, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as it could sell, a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Advisers will not purchase options on futures on any exchange unless in the Advisers' opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the United States exchanges and boards of trade has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Advisers are combined for purposes of these limits. An exchange or board of trade may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

FORWARD COMMITMENTS

     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked to market daily) of cash, U.S. Government securities or other high quality liquid debt securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities or currency subject to the Forward Commitment and the securities or currency held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked to market daily) either the security or currency covered by the Forward Commitment or cash, U.S. Government securities or other high quality liquid debt securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund forgoes or reduces the potential for both gain and loss in the holding which is being hedged by the Forward Commitment sale.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following risk factors will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose.

OPTIONS ON FOREIGN CURRENCIES

     The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with its Custodian.

     The value of foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

REPURCHASE AGREEMENTS


     In order to earn interest on funds available for very short-term investment, the Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that cash or U.S. Government securities equal in value to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is marked to market daily. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. However, should the Fund believe that lending securities is in the best interests of its shareholders, it would consider withdrawing it shares from sale in any such state.

     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions which cannot be changed without approval by the holders of a majority vote of its outstanding shares. Such majority vote is defined as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:


      1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

      2. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry except that, if the value of securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Although this policy is not applicable to securities issued by government or political subdivisions because such issues are not members of any industry, the Fund does not intend to invest more than 25% of its total assets in the securities issued or guaranteed by any government (except U.S. Government, its agencies or instrumentalities). For purposes of this restriction, issuers are not considered to be of a single industry if their primary economic characteristics are materially different.

      3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than ten percent of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

      4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

      5. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

      6. Purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      7. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate.

      8. Make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it.

      9. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     10. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     11. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed ten percent of its total assets and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed five percent of the fair market value of the Fund's total assets, and provided further that the Fund may not enter into net aggregate long and short futures contracts or related options if more than 50% of the Fund's total assets would be so invested.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Trustees and which apply at the time of purchase of portfolio securities.

     1. The Fund may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition.


     2. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.


     3. The Fund may not invest in securities of any company if any officer or trustee of the Trust or of the Adviser owns more than one-half of one percent of the outstanding securities of such company, and such officers and trustees who own more than one-half of one percent own in the aggregate more than five percent of the outstanding securities of such issuer.

     4. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.


     5. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years.



     6. The Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1993 Act") which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.

     The Fund made an undertaking with one state to provide written notification to shareholders of any change in its investment objective at least 30 days prior to implementing such change and will waive any fee or charge which may result if the shareholder decides to redeem his or her account as a result of such change in the investment objectives. In compliance with state securities laws, the Fund also undertakes that with respect to 75% of its assets, it will not purchase more than ten percent of the outstanding voting securities of any one issuer.


TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Fund and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Asset Management, Inc. (the "AC Adviser" or "Adviser"), Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                      President of MDT Corporation, a company which develops,
Suite 200                           manufactures, markets and services medical and scientific
1009 Slater Road                    equipment. A Trustee of each of the Van Kampen American
Morrisville, NC 27560               Capital Funds.
  Date of Birth: 07/14/32
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                      Van Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. A Trustee
                                    of each of the Van Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Executive Vice President and a
  Date of Birth: 05/20/42           Director of VK/AC Holding, Inc. and Van Kampen American
                                    Capital. Chief Executive Officer of McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. Executive Vice President and a Trustee of
                                    each of the Van Kampen American Capital Funds. President
                                    of the closed-end investment companies advised by the VK
                                    Adviser. Prior to December, 1991, Senior Vice President
                                    of Van Kampen Merritt Inc.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. A Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of each Van Kampen American
                                    Capital Fund advised by the VK Adviser.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. A Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. A Trustee of each of the Van Kampen American
  Date of Birth: 08/02/24           Capital Funds and Chairman of the Van Kampen American
                                    Capital Funds advised by the AC Adviser.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to the Van Kampen American Capital
Chicago, IL 60606                   Funds. A Trustee of each of the Van Kampen American
  Date of Birth: 08/22/39           Capital Funds. He also is a Trustee of the Explorer
                                    Institutional Trust and closed-end investment companies
                                    advised by an affiliate of the AC Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. A Trustee of each of the Van
                                    Kampen American Capital Funds.


---------------


* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the Adviser and the Fund by reason of his position with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.



                                    OFFICERS



     The Fund's Officers other than Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at 2800 Post Oak Blvd., Houston, TX 77056. Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.



                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
William N. Brown.........  Vice President              Executive Vice President of the VK Adviser,
  Date of Birth: 05/26/53                              AC Adviser, VK/AC Holding, Inc., VKAC, Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS Investor Services,
                                                       Inc., and Van Kampen American Capital Trust
                                                       Company. Director of American Capital
                                                       Shareholders Corporation. Vice President of
                                                       each of the Van Kampen American Capital
                                                       Funds.

Peter W. Hegel...........  Vice President              Executive Vice President of the VK Adviser,
  Date of Birth: 06/25/56                              AC Adviser, Van Kampen American Capital
                                                       Advisors, Inc. Director of McCarthy,
                                                       Crisanti & Maffei, Inc. and McCarthy,
                                                       Crisanti & Maffei Acquisition Corporation.
                                                       Vice President of each of the Van Kampen
                                                       American Capital Funds. Vice President of
                                                       the closed-end funds advised by the VK
                                                       Adviser.

Curtis W. Morell.........  Vice President and Chief    Vice President and Chief Accounting Officer
  Date of Birth: 08/04/46  Accounting Officer          of most of the investment companies advised
                                                       by the AC Adviser.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Ronald A. Nyberg.........  Vice President and          Executive Vice President, General Counsel
  Date of Birth: 07/29/53  Secretary                   and Secretary of Van Kampen American
                                                       Capital and VK/AC Holding, Inc. Executive
                                                       Vice President, General Counsel and a
                                                       Director of the Distributor. Executive Vice
                                                       President and General Counsel of the VK
                                                       Adviser and the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., VSM Inc.
                                                       VCJ, Inc., Van Kampen Merritt Equity
                                                       Advisors Corp., and Van Kampen Merritt
                                                       Equity Holdings Corp. Executive Vice
                                                       President, General Counsel and Assistant
                                                       Secretary of Van Kampen American Capital
                                                       Advisors, Inc., American Capital
                                                       Contractual Services, Inc., Van Kampen
                                                       American Capital Exchange Corporation,
                                                       ACCESS Investor Services, Inc., American
                                                       Capital Shareholders Corporation, and Van
                                                       Kampen American Capital Trust Company.
                                                       General Counsel of McCarthy, Crisanti &
                                                       Maffei, Inc. and McCarthy, Crisanti &
                                                       Maffei Acquisition Corp. Vice President and
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds. Secretary of the
                                                       closed-end funds advised by the VK Adviser.
                                                       Director of ICI Mutual Insurance Co., a
                                                       provider of insurance to members of the
                                                       Investment Company Institute.
Robert C. Peck, Jr.......  Vice President              Executive Vice President of the VK Adviser.
  Date of Birth: 10/01/46                              Executive Vice President and Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.
Alan T. Sachtleben.......  Vice President              Executive Vice President of the VK Adviser.
  Date of Birth: 04/20/42                              Executive Vice President and a Director of
                                                       the AC Adviser. Vice President of each of
                                                       the Van Kampen American Capital Funds.
Paul R. Wolkenberg.......  Vice President              Executive Vice President of the VK Adviser
  Date of Birth: 11/10/44                              and the AC Adviser. President, Chief
                                                       Executive Officer and a Director of Van
                                                       Kampen American Capital Trust Company and
                                                       ACCESS. Vice President of each of the Van
                                                       Kampen American Capital Funds.
Edward C. Wood III.......  Vice President and Chief    Senior Vice President of VK Adviser and the
  Date of Birth: 01/11/56  Financial Officer           AC Adviser. Vice President and Chief
                                                       Financial Officer of each of the Van Kampen
                                                       American Capital Funds. Vice President,
                                                       Treasurer and Chief Financial Officer of
                                                       the closed-end funds advised by VK Adviser.
John L. Sullivan.........  Treasurer                   First Vice President of the VK Adviser and
  Date of Birth: 08/20/55                              AC Adviser. Treasurer of each of the Van
                                                       Kampen American Capital Funds. Controller
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Formerly Controller of open-end
                                                       funds advised by VK Adviser.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Tanya M. Loden...........  Controller                  Controller of most of the investment
  Date of Birth: 11/19/59                              companies advised by the Adviser, formerly
                                                       Tax Manager/Assistant Controller.
Nicholas Dalmaso.........  Assistant Secretary         Assistant Vice President and Senior
  Date of Birth: 03/01/65                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, and Van
                                                       Kampen American Capital Management, Inc.
                                                       Assistant Vice President of Van Kampen
                                                       American Capital Advisors, Inc. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds, Assistant Secretary
                                                       of the closed-end funds advised by the VK
                                                       Adviser. Prior to May 1992, attorney for
                                                       Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr......  Assistant Secretary         Assistant Vice President and Senior
  Date of Birth: 11/15/63                              Attorney of VKAC. Assistant Vice President
                                                       and Assistant Secretary of the Distributor,
                                                       the VK Adviser, the AC Adviser, Van Kampen
                                                       American Capital Management, Inc., Van
                                                       Kampen American Capital Advisors, Inc.,
                                                       American Capital Contractual Services,
                                                       Inc., Van Kampen American Capital Exchange
                                                       Corporation, ACCESS, and American Capital
                                                       Shareholders Corporation. Assistant
                                                       Secretary of each of the Van Kampen
                                                       American Capital Funds.
Scott E. Martin..........  Assistant Secretary         Senior Vice President, Deputy General
  Date of Birth: 08/20/56                              Counsel and Assistant Secretary of VKAC.
                                                       Senior Vice President, Deputy General
                                                       Counsel and Secretary of the VK Adviser,
                                                       the AC Adviser and the Distributor, Van
                                                       Kampen American Capital Management, Inc.,
                                                       Van Kampen American Capital Advisers, Inc.,
                                                       VSM Inc., VCJ Inc., American Capital
                                                       Contractual Services, Inc., Van Kampen
                                                       American Capital Exchange Corporation,
                                                       ACCESS Investor Services, Inc., Van Kampen
                                                       Merritt Equity Advisors Corp., Van Kampen
                                                       Merritt Equity Holdings Corp., American
                                                       Capital Shareholders Corporation. Secretary
                                                       and Deputy General Counsel of McCarthy,
                                                       Crisanti, & Maffei, Inc. and McCarthy,
                                                       Crisanti & Maffei Acquisition. Chief Legal
                                                       Officer of McCarthy, Crisanti & Maffei,
                                                       S.A. Assistant Secretary of each of the Van
                                                       Kampen American Capital Funds. Assistant
                                                       Secretary of the closed-end funds advised
                                                       by the VK Adviser.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Weston B. Wetherell......  Assistant Secretary         Vice President, Associate General Counsel
  Date of Birth: 06/15/56                              and Assistant Secretary of VKAC, the VK
                                                       Adviser, the AC Adviser and the
                                                       Distributor, Van Kampen American Capital
                                                       Management, Inc. Van Kampen American
                                                       Capital Advisors, Inc. Assistant Secretary
                                                       of each of the Van Kampen American Capital
                                                       Funds. Assistant Secretary of closed-end
                                                       funds advised by VK Adviser.
Steven M. Hill...........  Assistant Treasurer         Assistant Vice President of the VK Adviser
  Date of Birth: 10/16/64                              and AC Adviser. Assistant Treasurer of each
                                                       of the Van Kampen American Capital Funds.
                                                       Assistant Treasurer of the closed-end funds
                                                       advised by the VK Adviser.
Robert Sullivan..........  Assistant Controller        Assistant Controller of each of the Van
  Date of Birth: 03/30/33                              Kampen American Capital Funds.



     Each of the foregoing trustees and officers holds the same position with each of the Van Kampen American Capital mutual funds (the "Fund Complex"). Each trustee who is not an affiliated person of the Adviser, the Distributor or VKAC (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each Fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met.



     The compensation of each Non-Affiliated Trustee includes a retainer by the funds in the Fund Complex advised by the AC Adviser (the "AC Funds") in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund participating in any special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The trustees have approved an aggregate compensation cap with respect to the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of mutual funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, the Adviser has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



     Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the

Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     The Fund adopted a retirement plan on January 25, 1996. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement provided the trustee has served at least five years. As of the date hereof, the retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. The Adviser will reimburse the Fund for expenses related to the retirement plan through December 31, 1996.



     Additional information regarding compensation before deferral paid by the Fund and other funds in the Fund Complex is set forth below.



                             COMPENSATION TABLE(1)



                                                                                                  TOTAL
                                                                                              COMPENSATION
                                            AGGREGATE          PENSION OR       ESTIMATED    BEFORE DEFERRAL
                                           COMPENSATION        RETIREMENT        ANNUAL         FROM FUND
                                         BEFORE DEFERRAL    BENEFITS ACCRUED    BENEFITS        AND FUND
                                               FROM         AS PART OF FUND       UPON       COMPLEX PAID TO
                NAME(2)                      FUND(3)          EXPENSES(4)      RETIREMENT(5)   TRUSTEE(6)
---------------------------------------  ----------------   ----------------   -----------   ---------------
J. Miles Branagan......................       $1,180              $-0-             2,500         $84,250
Dr. Richard E. Caruso..................          590               -0-               -0-          57,250
Philip P. Gaughan......................          610               -0-               -0-          76,500
Linda Hutton Heagy.....................          655               -0-             2,500          38,417
Dr. Roger Hilsman......................        1,205               -0-             1,250          91,250
R. Craig Kennedy.......................          770               -0-             2,500          92,625
Donald C. Miller.......................          720               -0-               -0-          94,625
Jack E. Nelson.........................          770               -0-             2,500          93,625
David Rees.............................        1,180               -0-             1,250          83,250
Jerome L. Robinson.....................          770               -0-               -0-          89,375
Lawrence J. Sheehan....................        1,205               -0-               -0-          91,250
Dr. Fernando Sisto.....................        1,300               -0-             2,500          98,750
Wayne W. Whalen........................          700               -0-             2,500          93,375
William S. Woodside....................        1,130               -0-             1,250          79,125


---------------

(1) As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Fund's last fiscal year ended May 31, 1995 or the Fund Complex's last calendar year ended December 31, 1995.



(2) Mr. McDonnell, a trustee of the Fund, is an affiliated person of the Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. McDonnell was appointed to the Board of Trustees on January 29, 1996. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.



(3) The amounts shown in this column are accumulated from the aggregate compensation paid by the Fund during its fiscal year ended May 31, 1996 before deferral by the trustees under the Fund's deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Fund during the fiscal year ended May 31, 1996: Dr. Caruso, $590; Mr. Gaughan, $200; Ms. Heagy, $460; Mr. Kennedy, $510; Mr. Miller, $460; Mr. Nelson, $510; Mr. Rees, $250; Mr. Robinson, $510; Dr. Sisto, $565; and Mr. Whalen, $510. For trustees who have served more than one year and have deferred account balances, the cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of May 31, 1996 is as follows: Dr. Caruso, $4,719; Mr. Gaughan, $207; Ms. Heagy, $469; Mr. Kennedy, $519; Mr. Miller, $467; Mr. Nelson, $519; Mr. Rees, $250; Mr. Robinson, $519; Dr. Sisto, $4,238; and Mr. Whalen, $519. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.



(4) The amounts in this column are zero because the Adviser has agreed to reimburse the Fund for expenses related to the retirement plan through December 31, 1996. Absent such reimbursement, the aggregate expenses of the Fund for all trustees would have been approximately $5,200 for the Fund's 1996 fiscal year. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column are the annual benefits payable per year from the Fund for the 10-year period commencing in the year of such trustee's retirement. The amounts were computed based on each trustee's anticipated retirement date. The retirement plan is described above the Compensation Table.



(6) The amounts shown in this column are accumulated from the aggregate compensation paid by all of the mutual funds in the Fund Complex as of December 31, 1995 before deferral by the trustees under the Fund's deferred compensation plan. The following trustees deferred compensation paid by the Fund and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr.
    Robinson, $62,375; Dr. Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other mutual funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, it is anticipated that the Fund will invest in securities of those mutual funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The Adviser and its affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser and its affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.



     As of September 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of September 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of VKAC and have entered into employment contracts (for a term of five years) with VKAC.



LEGAL COUNSEL



     Skadden, Arps, Slate, Meagher & Flom, Chicago, Illinois.



INVESTMENT ADVISORY AND OTHER SERVICES


     The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment programs.

     The Adviser has entered into a subadvisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser will be primarily responsible for recommending the allocation of investments among various international markets and currencies; recommendation and selection of particular securities in the international markets; and placement of portfolio transactions in the foreign fixed-income markets. For its services, the Subadviser receives from the Adviser a fee at the annual rate of 50% of the compensation received by the Adviser. The Adviser and Subadviser are hereinafter sometimes referred to as the "Advisers".

     The Adviser also furnishes the services of the Trust's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Trust's day-to-day operations. The Trust, however, bears the cost of its accounting services, which include maintaining its financial books and records. The costs of such accounting services include the salaries and overhead expenses of the Trust's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Trust. The services provided by the Adviser are at cost. The Trust also pays shareholder service agency fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Trust for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Trust pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee payable monthly, computed at the annual rate of .75% of average daily net assets of the Fund.

     The Fund's average net assets are determined by taking the average of all determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser will be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc., in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Trust's benefit and to advise the Trustees of the Trust of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Company, calculated separately for each series, for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the Trust's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if the amount of such excess exceeds the Adviser's monthly compensation, the Adviser will pay the Trust an amount sufficient to make up the deficiency, subject to readjustment during the Trust's fiscal year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement, and (4) payments made by the Fund pursuant to the distribution plans (described below).

     The most restrictive applicable limitation is 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of the remaining average net assets. The Advisory Agreement also limits the extent to which the Adviser shall be liable to the Trust for acts or omissions.

     The Advisory Agreement has an initial term of two years and thereafter may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees, or (ii) by vote of a majority of the Fund's outstanding voting securities; and (b) by the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     For the fiscal years ended May 31, 1994, 1995 and 1996 the Adviser received $1,325,514, $1,568,102 and $1,254,494, respectively, in advisory fees from the Fund. For such periods the Fund paid $27,600, $28,800 and $31,987, respectively, for accounting services.


     Pursuant to the Advisory Agreement and the Sub-advisory Agreement, the Trust has agreed to indemnify the Adviser and the Adviser has agreed to indemnify the Subadviser, respectively, against any taxes imposed by the United Kingdom on the Trust for its investment related activities as contemplated in each Agreement. Neither the Adviser nor the Subadviser may be indemnified, however, with respect to any liabilities incurred by such party's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements or to the Trust.

DISTRIBUTOR


     The Distributor acts as the principal underwriter of the Trust's shares pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of sales literature and advertising. The Underwriting Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods is shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.



                                                                                        DEALER REALLOWANCES
                                                                        AMOUNTS             RECEIVED BY
                                              TOTAL UNDERWRITING        RETAINED         ADVANTAGE CAPITAL
                                                 COMMISSIONS         BY DISTRIBUTOR         CORPORATION
                                              ------------------     --------------     -------------------
Fiscal Year Ended May 31, 1996.............        $178,914             $100,311             $  25,468
Fiscal Year Ended May 31, 1995.............        $148,018             $ 16,151             $  15,083
Fiscal Year Ended May 31, 1994.............        $879,237             $ 82,361             $ 131,022



DISTRIBUTION AND SERVICE PLANS



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.



     For the year ended May 31, 1996, the Fund has paid expenses under the Distribution Plan of $0, $825,419 and $106,064 for the Class A shares, Class B shares and Class C shares, respectively; and the Fund paid $107,670, $275,139 and $35,355 under the Service Plan for Class A shares, Class B shares and Class C shares, respectively.



TRANSFER AGENT



     During the fiscal year ended May 31, 1996, 1995 and 1994, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $357,968, $399,072 and $302,973 for these services. These services are provided at cost plus a profit.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Advisers to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Advisers seek the best security price at the most favorable commission rate. In selecting broker/dealers and in negotiating commissions, the Advisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Advisers. Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Advisers may consider sales of shares of the Funds and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Funds.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement and the Sub-advisory Agreement, the Trustees have authorized the Advisers to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Advisers. The Advisers are of the opinion that the continued receipt of supplemental investment research services from brokers is essential to its provision of high quality portfolio management services to the Fund. The Advisers undertake that such higher commissions will not be paid by the Fund unless (a) the Advisers determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisers' overall responsibilities with respect to the accounts they exercise investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Advisers, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisers' receipt of research services.

     The Advisers place portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisers in servicing all of their accounts; not all of such services may be used by the Advisers in connection with the Fund. In the opinion of the Advisers, the benefits from research services to each of the accounts (including the Fund) managed by the Advisers cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisers, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


     The Advisers' brokerage practices are monitored on a quarterly basis by the Brokerage Review Committee comprised of Trustees are not interested persons (as defined in the 1940 Act) of the Advisers. Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended May 31, 1994, 1995 and 1996 totalled $4,000, $2,425 and $0, respectively.



     Prior to December 20, 1994, the Fund placed brokerage transactions with brokers who were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



     No commissions were paid by the Fund to Robinson Humphrey and Smith Barney during the fiscal years ended May 31, 1994 and 1995.


DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

     The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Trustees.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the SEC.

PURCHASE AND REDEMPTION OF SHARES


     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


PURCHASE OF SHARES


     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers.


ALTERNATIVE SALES ARRANGEMENTS


     The Fund offers three classes of shares: Class A shares, Class B shares and Class C shares. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.



     During special promotions, the entire sales charge on Class A shares may be reallowed to dealers, and at such times dealers may be deemed to be underwriters for purposes of the Securities Act of 1933.


INVESTMENTS BY MAIL


     A Shareholder Investment Account may be opened by completing the application accompanying the Prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.



     In processing applications and investments, ACCESS acts as agent for the investor and for the authorized dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.

CUMULATIVE PURCHASE DISCOUNT


     The reduced sales charges reflected in the Sales Charge Table as shown in the Prospectus apply to purchases of Class A shares of the Fund where the aggregate investment is $100,000 or more. For purposes of determining eligibility for volume discounts, spouses and their minor children are treated as a single purchaser, as is a director or other fiduciary purchasing for a single fiduciary account. An aggregate investment includes all shares of the Fund and all shares of certain other participating Van Kampen American Capital mutual funds described in the Prospectus (the "Participating Funds"), which have been previously purchased and are still owned, plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described in the next paragraph. THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the representations concerning the investor's holdings.


LETTER OF INTENT


     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount," made pursuant to the Letter of Intent and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totalling 5% of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the 13-month period.


CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signatures are persons not referenced in the account registration or if more than 30 days have elapsed since the shareholder service agent established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnerships or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over the accounts established through exchanges or transfer. It must be requested separately for each fund account.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge

("CDSC -- Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC -- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of one percent of the net asset value of the shares at the time of purchase, or one percent of the net asset value of the shares at the time of redemption.


     The CDSC -- Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one year period prior to the redemption. The CDSC -- Class A will be waived in connection with redemptions by Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement, or separation from service. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.


     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of Van Kampen American Capital Reserve Fund and Van Kampen American Capital Tax Free Money Fund with shares of other participating funds described as "Participating Funds" in the Prospectus.



WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")



     As described in the Prospectus under "Redemption of Shares," redemptions of Class B and Class C shares will be subject to a contingent deferred sales charge. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Disability or Death


     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


     In cases of disability or death, the CDSC -- Class B or C may be waived where the descendent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B or C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of American Capital Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any

CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see code Section 72(m)(7) and 72(t)(2)(A)(ii). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C may be waived on redemptions made under the Plan.


     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.


     (d) Involuntary Redemptions of Shares in Accounts That Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed shares of a Fund may reinvest, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange is closed, including those holidays listed under "Determination of Net Asset Value." The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:


     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS, nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS, and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES


     The Fund's policy is to distribute substantially all of its net investment income at least monthly to shareholders of Class A shares, Class B shares and Class C shares. The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and higher transfer agency fees applicable to the Class B shares and Class C shares. The Fund intends to distribute to shareholders any net capital gains for each class at least annually. Net capital gains are the excess, if any, of the Fund's net long-term capital gains over net short-term capital losses, including capital losses carried forward from prior years in accordance with the tax laws. Such net capital gains, if any, are distributed at least once a year. All income dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment.



     The Fund expects to qualify as a regulated investment company ("RIC") under Sections 851-855 of the Code. This means the Fund must pay all or substantially all its taxable net investment income (which includes for this purpose net short-term capital gains, but not net capital gains) to shareholders of Class A shares, Class B shares and Class C shares and meet certain diversification and other requirements. By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gains. If for any taxable year the Fund does not qualify for the special tax treatment afforded RICs, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.



     To the extent the Fund does not distribute to its shareholders during any calendar year at least 98% of its ordinary taxable income for the 12 months ended December 31 plus 98% of its capital gains net income for the 12 months ended October 31 of such calendar year the Fund would be required to pay a 4.00% excise tax. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.



     Dividends from net investment income are taxable to shareholders as ordinary income. To the extent certain requirements are met, a portion of dividends paid from net investment income may qualify in the case of corporations for the 70% dividends received deduction. To qualify for the dividends received deduction, a corporate shareholder must hold the shares on which the dividend is paid for more than 45 days.



     Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the December 31 prior to the date of payment even though paid in the next year.



     Distributions from net capital gains are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held Fund shares. Any loss on the sale of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution paid on such shares, subject to any exception that may be provided by IRS regulations for losses incurred under certain systematic withdrawal plans. All dividends and distributions are taxable to the shareholder whether or not reinvested in shares. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund unless such amount is less than $10.00, in which case no notice is provided.



     If shares of the Fund are sold or exchanged within 90 days of acquisition and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares it is capitalized in the basis of the subsequent shares.



     Dividends to foreign shareholders, including shareholders who are non-resident aliens, may be subject to a 30% United States withholding tax under existing provisions of the Code unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.



     The Fund may qualify and may make an election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). In such event, the shareholders of the Fund may claim a foreign tax credit by reason of the Fund's election under Section 853 of the Code subject to the certain limitations imposed by Section 904 of the Code. Alternatively, the shareholders of the Fund may be able to claim a deduction for such taxes provided, however, that under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.



     Some of the Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for maintaining its qualification as a RIC and avoiding federal income and excise taxes. Thus, these provisions could affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to secure as income each year a portion of this discount and to distribute such income each year in order to maintain its qualification as a RIC and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to maintain its qualification as a RIC and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.



     The Fund's ability to liquidate portfolio securities may be limited by the requirement for qualification as a regulated investment company that the Fund derive less than 30% of its annual gross income from the sale or disposition of any of the following assets held for less than three months: (i) stocks or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); (iii) foreign currencies (or options, futures or forward contracts on foreign currencies), but only if such currencies (or such options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities).


BACK-UP WITHHOLDING


     The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income to the Internal Revenue Service, or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The 31% back-up withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.



     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.



     Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.


FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ending May 31, 1996 was (2.06%); (ii) the three years and six and one-half month periods ending May 31, 1996 was 3.53%. The average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for
(i) the one year period ending May 31, 1996 was (1.79%); (ii) the three years and six and one-half month periods ending May 31, 1996 was 3.69%. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ending May 31, 1996 was (1.24%); (ii) the two year and one and one-half month period (the initial offering of Class C shares) ending May 31, 1996 was 3.54%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred by the Fund's investment practices.

     The annualized current yield for Class A shares, Class B shares and Class C shares of the Fund for the 30-day period ended May 31, 1996, was 4.47%, 3.92% and 3.90%, respectively. The yield for Class A, Class B and Class C shares is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.



     Yield and total return are computed separately for Class A shares, Class B shares and Class C shares.



     The following information is not included in the Annual Report. This example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the initial net asset value of Class A shares of the Fund.



                                                                              MAY 31,
                                                                               1996
                                                                              -------
        Net Asset Value Per Class A Share                                      $8.24
        Class A Per Share Sales Charge -- 4.75%
          of offering price (4.99% of net asset value per share)               $ .41
                                                                              -------
        Class A Per Share Offering Price to the Public                         $8.65



     From time to time, in reports or other communications, or in advertising or sales material, the Fund may, illustrate in graph or chart form, or otherwise, total returns of international stock markets as compared with the performance of the United States market, over a ten year period: 1985 -- Austria - 173.50%, US - 27.28%, Singapore - (-24.15%); 1986 -- Spain - 112.89%, US - 13.38%,
Norway - (-5.14%); 1987 -- Japan - 41.26%, U.S. - .61%, Germany - (-26.28%);
1988 -- Indonesia - 227.82%, U.S. - 11.64%, Turkey - (-62.73%);
1989 -- Turkey - 471.59%, US - 26.90%, Jordan - (-19.28%);
1990 -- Mexico - 46.02%, US - (-5.57%), Brazil - (-65.53%);
1991 -- Argentina - 401.59%, US - 27.14%, Indonesia - (-46.43%);
1992 -- Philippines - 37.09%, US - 4.17%, Turkey - (-49.86%);
1993 -- Turkey - 207.75%, US - 7.02%; 1994 -- Brazil - 63.82%, US - (-.85%),
Turkey - (-52.56%).


     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.


     From time to time marketing materials may provide a portfolio manager update, an adviser update and/or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


OTHER INFORMATION

CUSTODY OF ASSETS -- State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as Custodian for the Trust. The custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the

Fund's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GLOBAL GOVERNMENT SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Government Securities Fund (the "Fund") at May 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1996 by corre-spondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a rea-sonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
July 16, 1996

                            PORTFOLIO OF INVESTMENTS

                                  May 31, 1996


Par
Amount
(000)                 Description                         Coupon      Maturity    Market Value
----------------------------------------------------------------------------------------------
                    UNITED STATES AGENCY & GOVERNMENT
                    OBLIGATIONS 98.3%
          $ 7,532   Government National Mtg
                    Association, Pools.........           8.00%         various   $  7,551,364
          *80,000   Treasury Notes.............           8.50         04/15/97     81,825,600
          *50,000   Treasury Notes.............           8.75         10/15/97     51,758,000
                                                                                  ------------
                    TOTAL UNITED STATES AGENCY
                    & GOVERNMENT OBLIGATIONS
                    (Cost $142,830,525)........                                    141,134,964
                                                                                  ------------
                    REPURCHASE AGREEMENT 2.8%
            4,010   State Street Bank & Trust
                    Co., dated 5/31/96
                    (collateralized by U.S.
                    Government obligations in a
                    pooled cash account)
                    repurchase proceeds
                    $4,011,761 (Cost
                    $4,010,000)................           5.27         06/03/96      4,010,000
                                                                                  ------------
TOTAL INVESTMENTS (Cost $146,840,525) 101.1%....................................   145,144,964
OTHER ASSETS AND LIABILITIES, NET (1.1%)........................................    (1,572,225)
                                                                                  ------------
NET ASSETS 100%.................................................................  $143,572,739
                                                                                  ------------
 *Securities placed as collateral for forward commitments (see Note 1D).

                    FORWARD PURCHASE COMMITMENTS

Par Amount                                                                          Unrealized
(000)                                                                             Appreciation
(Local Currency) Description                             Coupon      Maturity   (Depreciation)
----------------------------------------------------------------------------------------------
   63,000        DENMARK (Kingdom)
                 settlement 7/05/96.........              8.00%       03/15/06    $ 150,311
   17,000        NETHERLANDS (Government)
                 settlement 7/15/96.........              7.00        06/15/05      227,852
1,500,000        SPAIN (Kingdom of)
                 settlement 7/05/96.........             10.15        01/31/06      310,537
   97,000        SWEDEN (Kingdom of)
                 settlement 7/05/96.........              6.00        02/09/05      272,191
                                                                                  ---------
                                                                                    960,891
                                                                                  ---------
   16,500        GERMANY (Treuhandanstalt)
                 settlement 6/20/96.........              6.75        05/13/04      (31,732)
                 UNITED STATES
    8,000        FHLMC, settlement 6/13/96..              7.50        12/01/99     (147,420)
   32,000        Treasury Note, settlement
                 8/08/96....................              5.75        08/15/03     (288,431)
                                                                                  ---------
                                                                                   (467,583)
                                                                                  ---------
                 Total Forward Purchase Commitments (Obligation $94,536,709).... $  493,308
                                                                                 ----------

                                   B-36        See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES

                                 May 31, 1996

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $146,840,525)................  $145,144,964
Foreign currency, at market value (Cost $51,614)................        50,036
Cash............................................................         6,349
Receivable for offsetting forward bond commitments..............    25,392,728
Unrealized appreciation of forward commitments and currency
exchange contracts..............................................     2,944,065
Interest receivable.............................................     1,484,356
Receivable for Fund shares sold.................................        32,703
Other assets and receivables....................................         1,169
                                                                  ------------
     Total Assets...............................................   175,056,370
                                                                  ------------
LIABILITIES
Payable for offsetting forward bond commitments.................    25,510,859
Unrealized depreciation of forward commitments and currency
exchange contracts..............................................     4,749,401
Payable for Fund shares purchased...............................       539,046
Distributions payable...........................................       338,609
Due to Distributor..............................................       102,158
Due to Adviser..................................................        88,189
Deferred Trustees' compensation.................................        13,876
Payable to shareholder service agent............................        29,583
Accrued expenses and other liabilities..........................       111,910
                                                                  ------------
     Total Liabilities..........................................    31,483,631
                                                                  ------------
NET ASSETS, equivalent to $7.92 per share for Class A, $7.96 per share for Class B, and $7.91 per share for Class C shares..  $143,572,739
                                                                  ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 4,595,368 Class A,
     12,261,711 Class B, and 1,201,697 Class C shares
     outstanding................................................  $    180,588
Capital surplus.................................................   176,425,841
Accumulated net realized loss on securities.....................   (29,171,823)
Unrealized appreciation (depreciation) of securities
     Investments................................................    (1,695,561)
     Forward commitments........................................       493,308
     Offsetting forward commitments.............................       174,527
     Foreign currency...........................................        (1,578)
     Forward currency exchange contracts........................    (2,473,171)
     Other foreign denominated assets and liabilities...........        (4,138)
Accumulated net investment loss.................................      (355,254)
                                                                  ------------
NET ASSETS......................................................  $143,572,739
                                                                  ------------

                                  B-37         See Notes to Financial Statements

                           STATEMENT OF OPERATIONS

                           Year Ended May 31, 1996

--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest..........................................................  $13,679,934
                                                                    -----------
EXPENSES
Management fees...................................................    1,254,494
Shareholder service agent's fees and expenses.....................      457,689
Accounting services...............................................       31,987
Service fees--Class A.............................................      107,670
Distribution and service fees--Class B............................    1,100,558
Distribution and service fees--Class C............................      141,419
Trustees' fees and expenses.......................................       40,082
Audit fees........................................................       55,405
Custodian fees....................................................      150,117
Legal fees........................................................        5,301
Reports to shareholders...........................................       49,951
Registration and filing fees......................................       63,425
Organization expenses.............................................        2,807
Miscellaneous.....................................................       17,115
Retirement plan expense reimbursement (see Note 4)................       (5,200)
                                                                    -----------
 Total expenses...................................................    3,472,820
                                                                    -----------
NET INVESTMENT INCOME.............................................   10,207,114
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain (loss) on securities
 Investments and forward commitments..............................    5,456,144
 Futures contracts................................................      357,264
 Foreign currency.................................................     (560,266)
 Forward currency exchange contracts..............................   (4,709,213)
Net unrealized appreciation (depreciation) of securities during the period
 Investments......................................................   (3,317,255)
 Forward purchase commitments.....................................   (2,590,003)
 Foreign currency.................................................         (128)
 Forward currency exchange contracts..............................   (1,028,680)
 Offsetting forward bond commitments..............................      569,879
 Other foreign denominated assets and liabilities.................       (1,653)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES....................   (5,823,911)
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $ 4,383,203
                                                                    -----------

                                     B-38      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS



--------------------------------------------------------------------------------
                                                          Year Ended May 31
                                                    --------------------------
                                                            1996          1995
-------------------------------------------------------------------------------
NET ASSETS, beginning of period...................  $189,779,616  $233,762,956
                                                    ------------  ------------
OPERATIONS
 Net investment income............................    10,207,114    13,818,216
 Net realized gain (loss) on securities...........       543,929   (13,654,555)
 Net unrealized appreciation (depreciation) of se-
  curities during the period......................    (6,367,840)   12,319,494
                                                    ------------  ------------
 Increase in net assets resulting from operations.     4,383,203    12,483,155
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME
 Class A..........................................    (2,860,078)   (4,034,848)
 Class B..........................................    (6,497,549)   (8,907,916)
 Class C..........................................      (822,565)   (1,423,252)
                                                    ------------  ------------
                                                     (10,180,192)  (14,366,016)
                                                    ------------  ------------
NET EQUALIZATION DEBITS...........................           --       (902,657)
                                                    ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A..........................................     7,095,429     8,153,327
 Class B..........................................    12,820,664    19,270,979
 Class C..........................................     2,226,618     3,154,166
                                                    ------------  ------------
                                                      22,142,711    30,578,472
                                                    ------------  ------------
 Proceeds from shares issued for distributions
 reinvested
 Class A..........................................     1,763,615     2,361,328
 Class B..........................................     3,699,958     5,045,660
 Class C..........................................       471,340       875,506
                                                    ------------  ------------
                                                       5,934,913     8,282,494
                                                    ------------  ------------
 Cost of shares redeemed
 Class A..........................................   (18,784,532)  (24,576,393)
 Class B..........................................   (38,363,849)  (46,690,375)
 Class C..........................................   (11,339,131)   (8,792,020)
                                                    ------------  ------------
                                                     (68,487,512)  (80,058,788)
                                                    ------------  ------------
Decrease in net assets resulting from capital
 transactions.....................................   (40,409,888)  (41,197,822)
                                                    ------------  ------------
DECREASE IN NET ASSETS............................   (46,206,877)  (43,983,340)
                                                    ------------  ------------
NET ASSETS, end of period (including accumulated
net investment loss of $355,254 and undistributed
net investment income of $186,959, respectively)..  $143,572,739  $189,779,616
                                                    ------------  ------------

                                     B-39     See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the
                              periods indicated.

--------------------------------------------------------------------------------

                                                     Class A
                                   --------------------------------------------
                                                                   November 15,
                                        Year Ended May 31          1991(/1/) to
                                   -------------------------------      May 31,
                                    1996   1995    1994  1993(/2/)    1992(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
period............................ $8.24  $8.26   $9.01    $9.07        $9.43
                                   -----  -----  ------    -----       ------
INCOME FROM INVESTMENT OPERATIONS
  Investment income...............   .69    .72     .92      .98          .62
  Expenses........................  (.13)  (.12)   (.14)   (.135)        (.03)
                                   -----  -----  ------    -----       ------
Net investment income.............   .56    .60     .78     .845          .59
Net realized and unrealized gain
(loss) on securities.............. (.328) (.016) (.5715)   (.123)      (.5245)
                                   -----  -----  ------    -----       ------
Total from investment operations..  .232   .584   .2085     .722        .0655
                                   -----  -----  ------    -----       ------
LESS DISTRIBUTIONS FROM (See Note
1i)
  Net investment income........... (.552) (.604)  (.726)   (.782)      (.4255)
  Excess of book-basis net realized
  gain on securities .............    --     --  (.2325)      --           --
                                   -----  -----  ------    -----       ------
Total distributions............... (.552) (.604) (.9585)   (.782)      (.4255)
                                   -----  -----  ------    -----       ------
Net asset value, end of period ... $7.92  $8.24   $8.26    $9.01        $9.07
                                   -----  -----  ------    -----       ------
TOTAL RETURN(/3/).................  2.81%  7.52%   1.89%    8.47%         .71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(millions)........................ $36.4  $47.9   $62.8    $36.1        $25.0
Average net assets (millions)..... $43.1  $54.5   $55.6    $32.4        $14.0
Ratios to average net assets
(annualized)(/4/)
  Expenses........................  1.51%  1.42%   1.45%    1.52%         .50%
  Expenses, without expense
  reimbursement...................  1.52%    --      --       --         1.29%
  Net investment income...........  6.66%  7.18%   8.12%    9.33%       10.41%
  Net investment income, without
  expense reimbursement...........  6.65%    --      --       --         9.62%
Portfolio turnover rate...........   239%   209%    236%     301%         289%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.
(4) See Notes 2 and 4.


                                     B-40   See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

-------------------------------------------------------------------------------

                                                                   Class B
                                                ---------------------------------------------
                                                                                  November 15
                                                      Year Ended May 31             1991(/1/)
                                                ---------------------------------  to May 31,
                                                 1996    1995    1994   1993(/2/)   1992(/2/)
---------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........   $8.28   $8.30   $9.04    $9.09      $9.43
                                                ------  ------  ------    -----     ------
INCOME FROM INVESTMENT OPERATIONS
  Investment income...........................     .68     .71     .90      .98       .605
  Expenses....................................    (.19)   (.18)   (.21)    (.20)     (.055)
                                                ------  ------  ------    -----     ------
Net investment income.........................     .49     .53     .69      .78        .55
Net realized and unrealized gain (loss) on
  securities..................................   (.318)  (.006) (.5435)    (.12)    (.5005)
                                                ------  ------  ------    -----     ------
Total from investment operations..............    .172    .524   .1465      .66      .0495
                                                ------  ------  ------    -----     ------
LESS DISTRIBUTIONS FROM (See Note 1i)
  Net investment income.......................   (.492)  (.544)  (.654)    (.71)    (.3895)
  Excess of book-basis net realized gain on
  securities .................................      --      --  (.2325)      --         --
                                                ------  ------  ------    -----     ------
Total distributions...........................   (.492)  (.544) (.8865)    (.71)    (.3895)
                                                ------  ------  ------    -----     ------
Net asset value, end of period................   $7.96   $8.28   $8.30    $9.04      $9.09
                                                ------  ------  ------    -----     ------
TOTAL RETURN(/3/).............................    2.06%   6.69%   1.07%    7.95%       .53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..........  $ 97.7  $123.4  $147.5    $56.7      $22.5
Average net assets (millions).................  $110.1  $133.3  $107.1    $39.6      $11.0
Ratios to average net assets (annualized)(/4/)
  Expenses....................................    2.27%   2.18%   2.22%    2.19%      1.02%
  Expenses, without expense reimbursement.....    2.27%     --      --       --       1.82%
  Net investment income.......................    5.91%   6.41%   7.30%    8.66%      9.86%
  Net investment income, without expense
  reimbursement...............................    5.91%     --      --       --       9.07%
Portfolio turnover rate.......................     239%    209%    236%     301%       289%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.
(4) See Notes 2 and 4.

                                     B-41   See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

-------------------------------------------------------------------------------

                                                           Class C
                                            ------------------------------------
                                                                      April 12,
                                              Year Ended May 31     1993(/1/) to
                                            ---------------------      May 31,
                                            1996   1995  1994(/2/)    1993(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period......  $8.22  $8.25   $ 8.99      $9.00
                                            -----  -----   ------      -----
INCOME FROM INVESTMENT OPERATIONS
  Investment income.......................    .64    .69      .83        .12
  Expenses................................   (.18)  (.18)    (.20)     (.025)
                                            -----  -----   ------      -----
Net investment income.....................    .46    .51      .63       .095
Net realized and unrealized gain (loss) on
securities................................  (.278)  .004   (.4835)      .011
                                            -----  -----   ------      -----
Total from investment operations..........   .182   .514    .1465       .106
                                            -----  -----   ------      -----
LESS DISTRIBUTIONS FROM (See Note 1i)
  Net investment income...................  (.492) (.544)   (.654)     (.116)
  Excess of book-basis net realized gain on
    securities............................     --     --   (.2325)        --
                                            -----  -----   ------      -----
Total distributions.......................  (.492) (.544)  (.8865)     (.116)
                                            -----  -----   ------      -----
Net asset value, end of period............  $7.91  $8.22   $ 8.25      $8.99
                                            -----  -----   ------      -----
TOTAL RETURN(/3/).........................   2.20%  6.60%    1.19%      8.78%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)......  $ 9.5  $18.5   $ 23.5      $ 1.4
Average net assets (millions).............  $14.1  $21.2   $ 14.1      $ 0.4
Ratios to average net assets
(annualized)(/4/)
  Expenses................................   2.27%  2.18%    2.22%      2.63%
  Expenses, without expense reimbursement.   2.27%    --       --         --
  Net investment income...................   5.91%  6.42%    7.13%     10.06%
  Net investment income, without expense
  reimbursement...........................   5.91%    --       --         --
Portfolio turnover rate...................    239%   209%     236%       301%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales charges.
(4) See Note 4.


                                     B-42   See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital World Portfolio Series Trust (formerly American Capital World Portfolio Series, Inc.) is registered under the Investment Com-pany Act of 1940, as amended, as an open-end, non-diversified management in-vestment company which offers shares in two separate portfolios, one of which is described in this report: Van Kampen American Capital Global Government Se-curities Fund (the "Fund"). The investment objective of the Fund is to seek to-tal return through a managed balance of foreign and domestic debt securities. Investments in foreign securities involve certain risks not ordinarily associ-ated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the mean between the bid and asked prices. Unlisted se-curities, and listed securities for which prices are not available, are valued at prices of comparable securities. Futures contracts are valued at the last sale price or, if no sales are reported, at the mean between the bid and asked prices. Securities for which market quotations are not readily available are valued at fair value under a method approved by the Board of Trustees.
     Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time, until maturity, the investments are valued at amortized cost. U.S. Treasury Notes are held in the Fund chiefly to support foreign future or forward positions.

B. FOREIGN CURRENCY TRANSLATION-The market values of foreign securities, for-ward currency contracts and other assets and liabilities stated in foreign cur-rency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. The cost of securities is determined using historical ex-change rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in ex-

-------------------------------------------------------------------------------
change rates and amounts arising from changes in the market prices of securi-ties. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

C. FORWARD CURRENCY EXCHANGE CONTRACTS-The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign cur-rency exchange rates on its foreign portfolio holdings or to settle transac-tions. A forward currency exchange contract is a commitment to buy or to sell a foreign currency at a set price on a future date. Changes in the value of the contract are recognized by marking the contract to market on a daily basis to reflect current currency translation rates. The Fund realizes gains or losses at the time the forward currency exchange contract is closed. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

D. FUTURES CONTRACTS AND FORWARD COMMITMENTS-General--Transactions in futures contracts and forward commitments are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract or forward commitment increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to nonperformance of counterparties. There is also a risk that the market move-ment of such instruments may not be in the direction forecasted. Note 3--In-vestment Activity contains additional information.
     Futures Contracts--Upon entering into futures contracts, the Fund maintains securities with a value equal to its obligation under the futures contracts in a segregated account with its custodian. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transac-tions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or se-curities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is re-corded as a long-

--------------------------------------------------------------------------------
term purchase. For forward purchase commitments for which security settlement is not intended by the Fund and all forward sale commitments, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the commitment, the Fund may either resell or repurchase the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Fund may close such forward commitments prior to delivery. Gains and losses are realized upon the ultimate closing or cash settlement of forward commitments.

E. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

F. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
     The net realized capital loss carryforward of approximately $29.0 million for federal income tax purposes at the end of the period may be utilized to offset future capital gains until expiration in 2004. Additionally, approximately $1.4 million of post October losses are deferred for tax purposes to the 1997 fiscal year.

G. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on invest-ments are determined on the basis of identified cost. Interest income is accrued daily. Under the applicable foreign tax laws, a withholding tax may be imposed on interest and realized gains generated from foreign investments.

-------------------------------------------------------------------------------

H. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market dis-counts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

I. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

J. EQUALIZATION-At May 31, 1995, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of redemptions of Fund shares, equivalent on a per-share basis to the amount of the undis-tributed net investment income, is charged or credited to undistributed net investment income.
     The balance of equalization included in undistributed net investment income at the date of change, which was $3,058,279, was reclassified to capital surplus. Such reclassification had no effect on net assets, results of operations, or net asset value per share of the Fund.

K. ORGANIZATION COSTS-Organization expenses of approximately $13,000 were de-ferred and are being amortized over a five-year period ending December, 1996.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager to the Fund. The Adviser has entered into a subadvisory agreement with John Govett & Co., Ltd. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments in foreign securities. Management fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. The Adviser pays 50% of its management fee to the Subadviser. From time to time, the Adviser may elect to reimburse the Fund for a portion of its management fee. The reimbursement is voluntary and may be discontinued at any time without prior notice.
     At the annual meeting in July 1995, Fund shareholders approved the reorganization of the Fund as a Delaware business trust and an expansion of the Board from eight to fourteen trustees (the "Consolidation"). Van
Kampen American Capital ("VKAC") agreed to initially bear the expenses, aggregating $28,934, relating to the Consolidation. However, if during the five-

-------------------------------------------------------------------------------
year period ending July, 2000, the Fund realizes a benefit from the Consolida-tion, the Fund will reimburse VKAC the amount of the savings, not to exceed the amount of the Consolidation expenses. During the period, savings of $9,774 were realized by the Fund, and reimbursed to VKAC.
     ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, such fees aggregated $357,968.
     The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $100,311 and $25,468, respectively, as their portion of the commissions charged on sales of Fund shares during the period. As of January 2, 1996, the Retail Dealer was no longer an affiliate of the Adviser.
     Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and service fees incurred. Class B and C shares pay an additional fee of up to
 .75% per annum of their average net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distribu-tor for Class B and C shares may exceed the amounts reimbursed to the Distrib-utor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and C plans aggregated approximately $4.5 million and $185,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
     Legal fees during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm. Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward commitments, were $429,931,413 and $428,936,479, respectively.
     For federal income tax purposes, the identified cost of investments and foreign currency owned at the end of the period was $146,896,514. Net unrealized and gross depreciation of investments aggregated $1,701,514. There was no gross unrealized appreciation of investments at the end of the period.
     At the end of the period, the Fund held the following forward currency ex-change contracts and offsetting forward bond commitments.

-------------------------------------------------------------------------------

FORWARD CURRENCY EXCHANGE CONTRACTS

                                             Settlement  U.S. Dollar   Unrealized     Unrealized
Currency (000)                                     Date        Value Appreciation  (Depreciation)
------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLAR
  15,000 (payable)..........................  06/20/96   $11,958,023  $  594,023   $       --
  15,000 (receivable).......................  06/20/96    11,958,023         --       (573,023)
DANISH KRONE
  63,000 (payable)..........................  06/20/96    10,700,819         --       (362,488)
DEUTSCHE MARK
  23,364 (payable)..........................  06/20/96    17,296,756         --       (803,244)
  23,364 (receivable).......................  06/20/96    17,296,756     663,909           --
  16,900 (payable)..........................  06/20/96    11,087,471         --       (415,779)
  16,900 (receivable).......................  06/20/96    11,087,471     201,774           --
FRENCH FRANC
  54,742 (payable)..........................  06/20/96    10,598,515         --       (401,485)
  54,742 (receivable).......................  06/20/96    10,598,515     243,533           --
JAPANESE YEN
  2,015,910 (payable).......................  06/20/96    18,718,812         --       (781,188)
NETHERLANDS GUILDER
  17,714 (payable)..........................  06/20/96    10,390,189         --       (609,811)
SPANISH PESETA
  1,500,000 (payable).......................  06/20/96    11,643,160         --       (334,800)
SWEDISH KRONA
  80,000 (payable)..........................  06/20/96    11,901,339     105,408           --
                                                        ------------  ----------   -----------
  TOTAL FORWARD CURRENCY EXCHANGE CONTRACTS.            $165,235,849  $1,808,647   $(4,281,818)
                                                        ------------  ----------   -----------

OFFSETTING FORWARD BOND COMMITMENTS

Par Amount                                                 U.S. Dollar Value    Net Unrealized
(000)                                         Settlement -----------------------      Currency
(Local Currency) Security                           Date  Payable    Receivable   Appreciation
----------------------------------------------------------------------------------------------
  140,000        AUSTRALIA (Commonwealth)
                 10.00%, 10/07/15.........    07/29/96  $11,623,939 $11,798,274       $ 69,443
   19,700        GERMANY (Treuhandanstalt)
                 6.75%, 05/13/04..........    06/20/96   13,886,920  13,594,454        105,084
                                                        ----------- -----------       --------
                                                        $25,510,859 $25,392,728       $174,527
                                                        ----------- -----------       --------

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $840 plus a fee of $24 per day for Board and Committee meetings attended. During the period, such fees aggregated $19,165.
     The Fund has a deferred compensation plan and a defined benefits retirement plan for its trustees not affiliated with the Adviser. These plans are not funded, and obligations under the plans will be paid solely out of the Fund's general account. The Fund will not reserve or set aside funds for the payment of its obligations under the plans by any form of trust or escrow.

-------------------------------------------------------------------------------
     Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Each trustee covered under the plan elects to earn on the deferred balances an amount equal to the total re-turn of the Fund or equal to the income earned by the Fund on its short-term investments.
     Under the retirement plan, which became effective in January 1996, benefits which are based on years of service will be received by the trustee for a ten-year period. The maximum annual benefit for each trustee is $2,500. Retirement plan expenses for the period aggregated $5,200. During the calendar year 1996, the Adviser has agreed to reimburse the Fund for these plan expenses.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (Class A) or at the time of redemption on a contingent deferred basis (Class B and C). All classes of shares have the same rights, except that Class B and C shares bear the cost of distribution fees and certain other class specific ex-penses. Class B and C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions. Realized and unrealized gains or losses, investment income, and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

--------------------------------------------------------------------------------
   The Fund has an unlimited number of shares of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                             Year Ended May 31
                                                         -----------------------
                                                              1996         1995
--------------------------------------------------------------------------------
Shares sold
 Class A...............................................    863,668    1,027,970
 Class B...............................................  1,568,183    2,425,271
 Class C...............................................    271,697      390,014
                                                         ---------   ----------
                                                         2,703,548    3,843,255
                                                         ---------   ----------
Shares issued for distributions reinvested
 Class A...............................................    215,647      298,501
 Class B...............................................    450,331      637,479
 Class C...............................................     57,724      109,085
                                                         ---------   ----------
                                                           723,702    1,045,065
                                                         ---------   ----------
Shares redeemed
 Class A............................................... (2,290,621)  (3,117,182)
 Class B............................................... (4,655,689)  (5,919,339)
 Class C............................................... (1,382,547)  (1,096,832)
                                                         ---------   ----------
                                                        (8,328,857) (10,133,353)
                                                         ---------   ----------
Decrease in shares outstanding......................... (4,901,607)  (5,245,033)
                                                         ---------   ----------

NOTE 6--SUBSEQUENT DIVIDENDS
The Board of Trustees of the Fund declared a dividend of $.046 per share for Class A shares and $.041 per share for both Class B and Class C shares from net investment income, payable July 15, 1996 to shareholders of record June 28, 1996.

NOTE 7--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 31, 1995, the reorganization became effective.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements


        Included in the Prospectus:


           Financial Highlights



        Included in the Statement of Additional Information:


           Report of Independent Accountants


           Financial Statements


           Notes to Financial Statements



     (b) Exhibits



        1.1          -- First Amended and Restated Agreement and Declaration of Trust.
        1.2          -- Certificate of Amendment.
        1.3          -- Certificate of Designation of Van Kampen American Capital Global
                        Equity Fund.
        1.4          -- Certificate of Designation of Van Kampen American Capital Global
                        Government Securities Fund.
        2            -- Amended and Restated Bylaws.
        3            -- Inapplicable.
        4.1          -- Van Kampen American Capital Global Equity Fund.
                     (a) Specimen Class A Share Certificate.
                     (b) Specimen Class B Share Certificate.
                     (c) Specimen Class C Share Certificate.
        4.2          -- Van Kampen American Capital Global Government Securities Fund.
                     (a) Specimen Class A Share Certificate.
                     (b) Specimen Class B Share Certificate.
                     (c) Specimen Class C Share Certificate.
        5.1          -- Investment Advisory Agreement.
        5.2          -- Investment Sub-Advisory Agreement between Van Kampen American Capital
                        Asset Management, Inc. and John Govett & Co. Limited with respect to
                        Van Kampen American Capital Global Equity Fund.
        5.3          -- Investment Sub-Advisory Agreement between Van Kampen American Capital
                        Asset Management, Inc. and John Govett & Co. Limited with respect to
                        Van Kampen American Capital Global Government Securities Fund.
        6.1          -- Distribution and Service Agreement for Van Kampen American Capital
                        Global Equity Fund.
        6.2          -- Distribution and Service Agreement for Van Kampen American Capital
                        Global Government Securities Fund.
        6.3          -- Dealer Agreement.
        6.4          -- Broker Fully Disclosed Selling Agreement.
        6.5          -- Bank Fully Disclosed Selling Agreement.
        7            -- Inapplicable.
        8.1          -- Custodian Contract dated December 2, 1993 incorporated herein by reference (Exhibit 8 to Form N-1A of Van Kampen American Capital
                        Global Managed Assets Fund, Registration No. 33-74024, Pre-Effective
                        Amendment No. 2, filed on May 6, 1994).

        8.2          -- Transfer Agency and Servicing Agreement.
        9            -- Data Access Services Agreement dated December 2, 1993 incorporated herein by reference (Exhibit 9.2 to Form N-1A of Van Kampen American
                        Capital Utilities Income Fund, Registration No. 33-68452,
                        Post-Effective Amendment No. 1, filed on May 19, 1994).
       10.1          -- Opinion of Counsel -- Van Kampen American Capital Global Equity Fund.
       10.2          -- Opinion of Counsel -- Van Kampen American Capital Global Government
                        Securities Fund.
       11.1          -- Consent of Independent Accountants -- Van Kampen American Capital
                        Global Equity Fund.
       11.2          -- Consent of Independent Accountants -- Van Kampen American Capital
                        Global Government Securities Fund.
       12            -- Inapplicable.
       13            -- Investment Letter incorporated herein by reference (Exhibit 13 to
                        Form N-1A of Registrant's Pre-Effective Amendment No. 2, filed on
                        July 19, 1991).
       14.1          -- Individual Retirement Account Brochure with Application incorporated herein by reference (Exhibit 14.1 to Form N-1A of Van Kampen American
                        Capital Reserve Fund, Registration No. 2-50870, Post-Effective
                        Amendment No. 31, filed on September 24, 1993).
       14.2          -- 403(b)(7) Custodial Account incorporated herein by reference (Exhibit
                        14.2 to Form N-1A of Van Kampen American Capital Reserve Fund,
                        Registration No. 2-50870, Post-Effective Amendment No. 30, filed on
                        September 24, 1992).
       14.3          -- ORP 403(b)(7) Custodial Account incorporated herein by reference
                        (Exhibit 14.3 to Form N-1A of Van Kampen American Capital Reserve
                        Fund, Registration No. 2-50870, Post-Effective Amendment No. 30,
                        filed on September 24, 1992).
       14.4          -- Retirement Plans for the Small Business-Forms Package and Plan
                        Documents incorporated herein by reference (Exhibit 14.9 to Form N-1A of Van Kampen American Capital Government Securities Fund,
                        Registration No. 2-90482, Post-Effective Amendment No. 18, filed on
                        February 25, 1994).
       14.5          -- Prototype Profit Sharing/Money Purchase Plan and Trust incorporated herein by reference (Exhibit 14.5 to Form N-1A of Van Kampen American
                        Capital Growth and Income Fund, Registration No. 2-21657,
                        Post-Effective Amendment No. 61, filed on March 27, 1991).
       14.6          -- Prototype 401(k) Plan and Trust incorporated herein by reference
                        (Exhibit 14.6 to Form N-1A of Van Kampen American Capital Growth and
                        Income Fund, Registration No. 2-21657, Post-Effective Amendment No.
                        61, filed on March 27, 1991).
       14.7          -- Salary Reduction Simplified Employee Pension Plan incorporated herein by reference (Exhibit 14.7 to Form N-1A of Registrant's
                        Post-Effective Amendment No. 9, filed on September 24, 1993).
       15.1          -- Plan of Distribution for Van Kampen American Capital Global Equity
                        Fund.
       15.2          -- Plan of Distribution for Van Kampen American Capital Global
                        Government Securities Fund.
       15.3          -- Service Plan for Van Kampen American Capital Global Equity Fund.
       15.4          -- Service Plan for Van Kampen American Capital Global Government
                        Securities Fund.
       16            -- Computation of Performance Information.
       17.1          -- List of Certain Investment Companies in Response to Item 29(a).

       17.2          -- List of Officers and Directors of Van Kampen American Capital
                        Distributors, Inc. in Response to Item 29(b).
       18            -- Multiple Class Plan.
       19            -- Powers-of-Attorney.
       27            -- Financial Data Schedules.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


                            AS OF SEPTEMBER 17, 1996



                                                                         (2)
                                                                  NUMBER OF RECORD
                                                                       HOLDERS
                               (1)                         -------------------------------
                         TITLE OF CLASS                    CLASS A     CLASS B     CLASS C
        -------------------------------------------------  -------     -------     -------
        Van Kampen American Capital Global Equity Fund
          Shares of Beneficial Interest, par value $0.01
          per share                                         23,888      15,152      2,712
        Van Kampen American Capital Global Government
          Securities Fund
          Shares of Beneficial Interest, par value $0.01
          per share                                          3,728       6,572        967


ITEM 27.  INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17.1 incorporated by reference herein.


     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17.2. Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.



     (c) Not applicable.


ITEM 30.  LOCATION OF BOOKS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. ACCESS Investor Services, Inc. 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


ITEM 31.  MANAGEMENT SERVICES.

     There are no management related services contracts not discussed in Part A.

ITEM 32.  UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


     Registrant hereby undertakes, if requested to do so by the holders of 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Van Kampen American Capital World Portfolio Series Trust, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 27th day of September, 1996.


                                          VAN KAMPEN AMERICAN CAPITAL
                                          WORLD PORTFOLIO SERIES TRUST


                                          By:     /s/  RONALD A. NYBERG

                                            ------------------------------------

                                            Ronald A. Nyberg, Vice President and
                                                          Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on September 27, 1996 by the following persons in the capacities indicated:




Principal Executive Officer:

          /s/  DENNIS J. MCDONNELL*             President and Trustee
---------------------------------------------
            (Dennis J. McDonnell)

Principal Financial Officer:

          /s/  EDWARD C. WOOD III*              Vice President and Chief
---------------------------------------------     Financial Officer
            (Edward C. Wood III)

Trustees:

           /s/  J. MILES BRANAGAN*              Trustee
---------------------------------------------
             (J. Miles Branagan)
             /s/  LINDA H. HEAGY                Trustee
---------------------------------------------
              (Linda H. Heagy)
             /s/  ROGER HILSMAN*                Trustee
---------------------------------------------
               (Roger Hilsman)
           /s/  R. CRAIG KENNEDY*               Trustee
---------------------------------------------
             (R. Craig Kennedy)
           /s/  DONALD C. MILLER*               Trustee
---------------------------------------------
             (Donald C. Miller)
            /s/  JACK E. NELSON*                Trustee
---------------------------------------------
              (Jack E. Nelson)
          /s/  JEROME L. ROBINSON*              Trustee
---------------------------------------------
            (Jerome L. Robinson)
            /s/  FERNANDO SISTO*                Trustee
---------------------------------------------
              (Fernando Sisto)
            /s/  WAYNE W. WHALEN*               Trustee
---------------------------------------------
              (Wayne W. Whalen)
          /s/  WILLIAM S. WOODSIDE*             Trustee
---------------------------------------------
            (William S. Woodside)



* Signed by Ronald A. Nyberg pursuant to a power-of attorney.



            /s/  RONALD A. NYBERG                           September 27, 1996
---------------------------------------------
              Ronald A. Nyberg
              Attorney-in-Fact

            VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST


       INDEX TO EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 12 TO FORM N-1A


             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


                             ON SEPTEMBER 27, 1996



EXHIBIT
  NO.                                DESCRIPTION OF EXHIBIT
-------                              ----------------------
   1.1     -- First Amended and Restated Agreement and Declaration of Trust.
   1.2     -- Certificate of Amendment.
   1.3     -- Certificate of Designation of Van Kampen American Capital Global Equity
              Fund.
   1.4     -- Certificate of Designation of Van Kampen American Capital Global
              Government Securities Fund.
   2       -- Amended and Restated Bylaws.
   4.1     --Van Kampen American Capital Global Equity Fund.
           (a) Specimen Class A Share Certificate.
           (b) Specimen Class B Share Certificate.
           (c) Specimen Class C Share Certificate.
   4.2     -- Van Kampen American Capital Global Governments Fund.
           (a) Specimen Class A Share Certificate.
           (b) Specimen Class B Share Certificate.
           (c) Specimen Class C Share Certificate.
   5.1     -- Investment Advisory Agreement.
   5.2     -- Investment Sub-Advisory Agreement between Van Kampen American Capital
              Asset Management, Inc. and John Govett & Co. Limited with respect to Van
              Kampen American Capital Global Equity Fund.
   5.3     -- Investment Sub-Advisory Agreement between Van Kampen American Capital
              Asset Management, Inc. and John Govett & Co. Limited with respect to Van
              Kampen American Capital Global Government Securities Fund.
   6.1     -- Distribution and Service Agreement for Van Kampen American Capital
              Global Equity Fund.
   6.2     -- Distribution and Service Agreement for Van Kampen American Capital
              Global Government Securities Fund.
   6.3     -- Dealer Agreement.
   6.4     -- Broker Fully Disclosed Selling Agreement.
   6.5     -- Bank Fully Disclosed Selling Agreement.
   8.2     -- Transfer Agency and Servicing Agreement.
  10.1     -- Opinion of Counsel for Van Kampen American Capital Global Equity Fund.
  10.2     -- Opinion of Counsel for Van Kampen American Capital Global Government
              Securities Fund.
  11.1     -- Consent of Independent Accountants for Van Kampen American Capital
              Global Equity Fund.
  11.2     -- Consent of Independent Accountants for Van Kampen American Capital
              Global Government Securities Fund.
  15.1     -- Plan of Distribution for Van Kampen American Capital Global Equity Fund.
  15.2     -- Plan of Distribution for Van Kampen American Capital Global Government
              Securities Fund.
  15.3     -- Service Plan for Van Kampen American Capital Global Equity Fund.

EXHIBIT
  NO.                                DESCRIPTION OF EXHIBIT
-------                              ----------------------
  15.4     -- Service Plan for Van Kampen American Capital Global Government
              Securities Fund.
  16       -- Computation of Performance Information.
  17.1     -- List of Certain Investment Companies in Response to Item 29(a).
  17.2     -- List of Officers and Directors of Van Kampen American Capital
              Distributors, Inc. in Response to Item 29(b).
  18       -- Multiple Class Plan.
  19       -- Power of Attorney.
  27       -- Financial Data Schedules.